ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

As a shareholder, your money has been at work in a diversified portfolio of leading American corporations. At the end of the 12-month reporting period, the fund's stock holdings were diversified across 11 key business and industrial sectors. Many of the holdings-including Anheuser-Busch, AT&T, Boeing, CBS, Deere, Exxon, Ford, General Motors, K-Mart, Merck, Nabisco, Union Pacific, and Wal-Mart-are household names.

In a positive, yet highly volatile stock market, the fund's portfolio produced a total return of 6.67%. 1 Contributing to the total return were income distributions of $0.20 per share and capital gains distributions of $2.04 per share. Fund assets reached $477 million at the end of the reporting period.

Thank you for choosing Federated American Leaders Fund II as a diversified, professionally managed way to participate in the long-term growth potential of leading American companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

The great bull market of the 1990s rolled on in 1999 as the Standard & Poor's 500 Index (S&P 500) returned 21.0%. 1 1999 represented an unprecedented fifth consecutive year of 20+% returns for the S&P 500. However, like 1998, the market's advance was narrow as a handful of Technology stocks led the market increases. 1999 was an extremely difficult year for value managers. Across the entire capitalization spectrum, growth stocks ruled on the strength of the Technology sector. The Russell 1000 Growth Index returned 33.1% while the Russell 1000 Value Index returned 7.3%. The Russell Midcap Growth Index returned 51.2% while the Russell Midcap Value Index returned (0.1%). The Russell 2000 Growth Index returned 43.1% while the Russell 2000 Value Index returned (1.5%).2 Eleven stocks, nine of which were Technology-related, provided two-thirds of the S&P 500's return of 21.0%. The year-end run up by the Technology sector was awe-inspiring. During the last 52 trading days of the year, the NASDAQ 100 Index returned 57% and the Goldman Sachs Internet Index returned 63%.3 The market's obsession with the Internet and the build-out of the Internet infrastructure has created one of the most challenging market environments of the century. For those companies which appear to be positioned correctly for the "new" economy, valuation does not matter and no price is high enough to pay to participate. On the other side of the ledger, there appears in the market no price low enough to own those stocks which are out of favor. Over one-third of the stocks in the fund's portfolio are now trading at less than 11 times next year's earnings. The S&P 500 currently trades at 30 times next year's earnings.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

2 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and investments cannot be made in an index.

3 The NASDAQ-100 Index is a capitalization-weighted index and includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. The Goldman Sachs Internet Index is an index of leading internet stocks. These indexes are unmanaged, and investments cannot be made in an index.

The fund returned 6.67% 4 for the fiscal year ended December 31, 1999, underperforming our peer Lipper Multi-Cap Value Funds which returned 7.78%.5 The fund's performance was impacted by an underweight in the Technology sector as well as disappointing performances from a number of our Capital Goods and Financial holdings. In those sectors our value disciplines led us to some of the attractively valued second tier names, which did not perform as well as the ultra-large but less attractively valued leaders. We are obviously not pleased with this year's performance, but we maintain faith in the value disciplines which have served us well over the long term-identifying leading companies which are temporarily out of favor and which appear inexpensive compared to their history relative to the market, as well as to their expected growth.

Our stock market outlook remains basically unchanged-the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. The recent parabolic run-up in the Technology and Internet areas of the market definitely makes us nervous, as the speculation present in a large portion of these names is unprecedented in our lifetimes. However, valuations and fundamentals outside this area of the market seem reasonable and sustainable given the healthy global economic environment, as well as the muted inflationary pressures in our own economy. In the Financial and Cyclical segments of the market, valuations are extremely compelling, with many names trading between 7 and 11 times next year's earnings. Given the valuation disparities between the "haves" and "have nots," combined with the speculative bubble which continues to grow in the areas of the market mentioned above, we believe that there is a high probability of the market rotating back towards more reasonably valued stocks, despite what happens to the market directionally. We believe that the fund's portfolio is well positioned if such a market rotation were to occur.

4 Performance quoted represents past performance and in no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 22,306,099 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.




                                                   WITHHELD
                                                   AUTHORITY
                                    FOR            TO VOTE
Thomas G. Bigley                     240,211,548    7,152,692
Nicholas P. Constantakis             239,928,312    7,435,928
John F. Cunningham                   240,226,307    7,137,933
Charles F. Mansfield, Jr.            240,298,855    7,065,386
John E. Murray, Jr., J.D., S.J.D.    240,016,672    7,347,569
John S. Walsh                        240,224,615    7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR          AGAINST    ABSTENTIONS
19,770,812    768,517   1,169,537


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR          AGAINST    ABSTENTIONS
19,717,902    821,426   1,169,537


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR          AGAINST    ABSTENTIONS
19,760,400    778,928   1,169,537


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR          AGAINST   ABSTENTIONS
19,704,803   834,526   1,169,537


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR          AGAINST   ABSTENTIONS
19,783,728   755,601   1,169,537


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR          AGAINST   ABSTENTIONS
19,711,941   827,388   1,169,537


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR          AGAINST   ABSTENTIONS
19,736,313   803,016   1,169,537


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR          AGAINST   ABSTENTIONS
19,701,884   837,444   1,169,537


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR          AGAINST   ABSTENTIONS
19,710,697   828,631   1,169,537


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR          AGAINST     ABSTENTIONS
19,044,370   1,105,055   1,559,441


GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II

"Graphic representation "A" omitted.  See Appendix."




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 1999
1 Year                             6.67%
5 Years                           21.97%
Start of Performance (2/10/94)    18.22%


The graph above illustrates the hypothetical investment of $10,000 1 in Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

DECEMBER 31, 1999




SHARES                                                    VALUE
                   COMMON STOCKS-97.4%
                   BASIC MATERIALS-4.7%
       265,876     Archer-Daniels-Midland Co.      $   3,240,364
       156,500     Corn Products
                   International, Inc.                 5,125,375
       127,000     Nucor Corp.                         6,961,188
        79,200     PPG Industries, Inc.                4,954,950
       199,500   1 Pactiv Corp.                        2,119,688
                   TOTAL                              22,401,565
                   CAPITAL GOODS-10.8%
       156,400     Boeing Co.                          6,500,375
       110,900     Deere & Co.                         4,810,287
       101,000     Honeywell International, Inc.       5,826,437
        93,400     Ingersoll-Rand Co.                  5,142,837
        67,700     Johnson Controls, Inc.              3,850,437
        54,576     Koninklijke (Royal)
                   Philips Electronics NV, ADR         7,367,760
       116,200     Parker-Hannifin Corp.               5,962,513
        59,700     Textron, Inc.                       4,578,244
       135,682     Tyco International Ltd.             5,274,638
       125,900     Waste Management, Inc.              2,163,906
                   TOTAL                              51,477,434
                   COMMUNICATION SERVICES-7.1%
       150,350     AT&T Corp.                          7,630,262
       110,500     BellSouth Corp.                     5,172,781
       121,500     GTE Corp.                           8,573,344
       103,700     SBC Communications, Inc.            5,055,375
       105,200     U.S. West, Inc.                     7,574,400
                   TOTAL                              34,006,162
                   CONSUMER CYCLICALS-11.8%
       101,900     Block (H&R), Inc.                   4,458,125
       125,400     Brunswick Corp.                     2,790,150
       114,800     Cooper Tire & Rubber Co.            1,786,575
       106,539     Delphi Auto Systems Corp.           1,677,989
        75,400   1 Federated Department

                   Stores, Inc.                        3,812,412
        93,600     Ford Motor Co.                      5,001,750
SHARES                                                    VALUE
                   COMMON STOCKS-continued
                   CONSUMER CYCLICALS-CONTINUED
        75,600     General Motors Corp.            $   5,495,175
       256,800   1 K Mart Corp.                        2,584,050
        75,400     Knight-Ridder, Inc.                 4,486,300
        95,400     Liz Claiborne, Inc.                 3,589,425
       225,000     News Corp. Ltd., ADR                7,523,437
       161,600     Sherwin-Williams Co.                3,393,600
       282,200   1 Toys 'R' Us, Inc.                   4,038,988
        80,900     Wal-Mart Stores, Inc.               5,592,213
                   TOTAL                              56,230,189
                   CONSUMER STAPLES-9.8%
        58,600     Anheuser-Busch Cos., Inc.           4,153,275
       113,805     CBS Corp.                           7,276,407
       129,900     Kimberly-Clark Corp.                8,475,975
       202,200     Nabisco Group Holdings Corp.        2,148,375
       143,300     Philip Morris Cos., Inc.            3,322,769
       220,700     Sara Lee Corp.                      4,869,194
        86,500   1 Tricon Global Restaurants, Inc.     3,341,063
       212,400     UST, Inc.                           5,349,825
       131,800   1 Viacom, Inc., Class A               7,965,663
                   TOTAL                              46,902,546
                   ENERGY-6.5%
       151,400     Ashland, Inc.                       4,986,737
       103,500     Diamond Offshore Drilling, Inc.     3,163,219
        88,618     Exxon Mobil Corp.                   7,139,288
        90,900     Royal Dutch Petroleum Co., ADR      5,493,769
        77,900     Schlumberger Ltd.                   4,381,875
       104,100     Sunoco, Inc.                        2,446,350
        15,081     Transocean Sedco Forex, Inc.          508,056
       110,300     USX-Marathon Group                  2,723,031
                   TOTAL                              30,842,325
                   FINANCIALS-14.1%
        66,371  2  ABB AB, ADR                         7,603,395
       166,500     Allstate Corp.                      3,996,000
        90,700     Bank of America Corp.               4,552,006
       132,594     Bear Stearns Cos., Inc.             5,668,393
SHARES                                                    VALUE
                   COMMON STOCKS-continued
                   FINANCIALS-CONTINUED
        56,600     CIGNA Corp.                     $   4,559,837
       309,400     CIT Group, Inc., Class A            6,536,075
       391,221     Conseco, Inc.                       6,993,075
       119,200     First Union Corp.                   3,911,250
       113,200     Lincoln National Corp.              4,528,000
        74,900     Loews Corp.                         4,545,494
        90,500     MBIA, Inc.                          4,779,531
        57,500     Marsh & McLennan Cos., Inc.         5,502,031
       168,100     Washington Mutual, Inc.             4,370,600
                   TOTAL                              67,545,687
                   HEALTH CARE-7.6%
       115,000     Abbott Laboratories                 4,175,937
        77,500     Baxter International, Inc.          4,867,969
        67,600     Bristol-Myers Squibb Co.            4,339,075
       481,800   1 Healthsouth, Corp.                  2,589,675
        70,100     Merck & Co., Inc.                   4,701,081
       244,200   1 Oxford Health Plans, Inc.           3,098,288
       138,000     Pharmacia & Upjohn, Inc.            6,210,000
       118,700     United Healthcare Corp.             6,305,938
                   TOTAL                              36,287,963
                   TECHNOLOGY-19.2%
        77,300   1 Computer Sciences Corp.             7,314,512
        49,300     Eastman Kodak Co.                   3,266,125
       123,100     Electronic Data Systems Corp.       8,240,006
       153,900     First Data Corp.                    7,589,194
       136,900     Galileo International, Inc.         4,098,444
        56,200     International Business

                   Machines Corp.                      6,069,600
        79,700   1 Lexmark International
                   Group, Class A                      7,212,850
        63,500     Motorola, Inc.                      9,350,375
       225,500   1 Novell, Inc.                        9,005,906
       124,200   1 Seagate Technology, Inc.            5,783,063
       243,000   1 Storage Technology Corp.            4,480,313
       192,400   1 Sun Microsystems, Inc.             14,898,975
       137,000   1 Unisys Corp.                        4,375,438
                   TOTAL                              91,684,801
SHARES OR

PRINCIPAL

AMOUNT                                                    VALUE
                   COMMON STOCKS-continued
                   TRANSPORTATION-0.9%
       100,600     Union Pacific Corp.             $   4,388,675
                   UTILITIES-4.9%
       157,400     Entergy Corp.                       4,053,050
        82,200     FPL Group, Inc.                     3,519,187
       145,700     P G & E Corp.                       2,986,850
       142,100     PECO Energy Co.                     4,937,975
       115,300     Public Service Enterprises
                   Group, Inc.                         4,013,881
       178,900     Reliant Energy, Inc.                4,092,338
                   TOTAL                              23,603,281
                   TOTAL COMMON STOCKS
                   (IDENTIFIED COST
                   $387,555,173)                     465,370,628
                   REPURCHASE AGREEMENT-2.6% 3
  $ 12,585,000     Bank of America, 3.15%,
                   dated 12/31/1999, due
                   1/3/2000 (at amortized cost)       12,585,000
                   TOTAL INVESTMENTS
                   (IDENTIFIED COST
                   $400,140,172) 4                 $ 477,955,628


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 1999, these securities amounted to $7,603,395 which represents 1.6% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $400,518,354. The net unrealized appreciation of investments on a federal tax basis amounts to $77,437,274, which is comprised of $121,150,225 appreciation and $43,712,951 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($477,426,042) at December 31, 1999.

The following acronym is used throughout this portfolio:



ADR -American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$400,140,172 and tax
cost $400,518,354)                              $ 477,955,628
Cash                                                      540
Income receivable                                     672,760
Receivable for investments
sold                                                  283,520
Receivable for shares sold                            990,170
TOTAL ASSETS                                      479,902,618
LIABILITIES:
Payable for investments
purchased                       $ 2,430,188
Accrued expenses                     46,388
TOTAL LIABILITIES                                   2,476,576
Net assets for 22,931,011
shares outstanding                              $ 477,426,042
NET ASSETS CONSIST OF:
Paid in capital                                 $ 382,634,562
Net unrealized
appreciation of
investments                                        77,815,456
Accumulated net realized
gain on investments                                12,657,352
Undistributed net
investment income                                   4,318,672
TOTAL NET ASSETS                                $ 477,426,042
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$477,426,042 / 22,931,011
shares outstanding                                     $20.82


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $58,108)                     $  7,911,333
Interest                                            401,817
TOTAL INCOME                                      8,313,150
EXPENSES:
Investment adviser fee         $ 3,393,514
Administrative personnel
and services fee                   341,128
Custodian fees                      28,608
Transfer and dividend
disbursing agent fees and
expenses                            48,419
Directors'/Trustees' fees            4,600
Auditing fees                       12,243
Legal fees                           7,999
Portfolio accounting fees           92,312
Share registration costs            26,876
Printing and postage                32,964
Insurance premiums                   1,632
Miscellaneous                        3,034
TOTAL EXPENSES                   3,993,329
EXPENSE REDUCTION:
Fees paid indirectly from
broker arrangements                                 (10,910)
Net investment income                             4,330,731
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                      13,177,434
Net change in unrealized
appreciation of
investments                                      10,004,857
Net realized and
unrealized gain on
investments                                      23,182,291
Change in net assets
resulting from operations                      $ 27,513,022


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED DECEMBER 31                     1999                  1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income           $     4,330,731       $     3,898,554
Net realized gain on
investments ($13,064,865
and $39,177,380,
respectively, as computed
for federal tax purposes)            13,177,434            38,726,749
Net change in unrealized
appreciation on
investments                          10,004,857            14,436,779
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            27,513,022            57,062,082
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net

investment income                    (3,909,272)           (1,591,758)
Distributions from net
realized gain on

investments                         (39,204,562)          (20,469,565)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                     (43,113,834)          (22,061,323)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              139,737,593           115,497,228
Net asset value of shares
issued to shareholders in
payment of
distributions declared               43,113,823            22,060,601
Cost of shares redeemed            (108,036,281)          (60,142,932)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         74,815,135            77,414,897
Change in net assets                 59,214,323           112,415,656
NET ASSETS:
Beginning of period                 418,211,719           305,796,063
End of period (including
undistributed net
investment income of
$4,318,672 and $3,897,213,
respectively)                   $   477,426,042       $   418,211,719


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR END DECEMBER 31                                       1999         1998
1997         1996        1995
NET ASSET VALUE, BEGINNING OF PERIOD                     $21.68       $19.63
$15.26       $12.80     $  9.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19         0.20
0.19         0.19        0.20
Net realized and unrealized gain on investments            1.19         3.20
4.64         2.54        3.06
TOTAL FROM INVESTMENT OPERATIONS                           1.38         3.40
4.83         2.73        3.26
LESS DISTRIBUTIONS:
Distributions from net investment income                  (0.20)       (0.10)
(0.10)       (0.18)      (0.19)
Distributions in excess of net investment income 1            -
-            -            -       (0.01)
Distributions from net realized gain on investments       (2.04)       (1.25)
(0.36)       (0.09)          -
TOTAL DISTRIBUTIONS                                       (2.24)       (1.35)
(0.46)       (0.27)      (0.20)
NET ASSET VALUE, END OF PERIOD                           $20.82       $21.68
$19.63       $15.26      $12.80
TOTAL RETURN 2                                             6.67%       17.62%
32.34%       21.58%      33.71%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   0.88%        0.88%
0.85%        0.85%       0.85%
Net investment income                                      0.95%        1.06%
1.18%        1.54%       2.03%
Expense waiver/reimbursement 3                                -         0.01%
0.09%        0.22%       1.36%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $477,426     $418,212
$305,796     $142,216     $48,514
Portfolio turnover                                           29%
58%          56%          90%         43%


1 Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transactions.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:




YEAR ENDED DECEMBER 31               1999          1998
Shares sold                     6,640,732     5,676,003
Shares issued to
shareholders in payment of
distributions declared          2,130,129     1,061,627
Shares redeemed                (5,132,532)   (3,023,452)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              3,638,329     3,714,178


MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

EXPENSE REDUCTION

The Trust directs certain portfolio trades to a broker, that in turn, pays a portion of the Trust's operating expenses. For the year ended December 31, 1999, the Trust's expenses were reduced by $10,910 under these arrangements.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were as follows:




Purchases   $155,503,722
Sales       $126,691,638


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES

AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated American Leaders Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated American Leaders Fund II

Federated Insurance Series

ANNUAL REPORT

TO SHAREHOLDER

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated American Leaders Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916405

G00843-01 (2/00)

 [Graphic]


ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Equity Income Fund II is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. At the end of the reporting period, the fund's 88 common and convertible preferred stock holdings were diversified across key business and industrial sectors. Many of the holdings--such as Allstate, AT&T, BankAmerica, Bristol-Myers Squibb, Disney, DuPont, Mobil, Ford, General Electric, Home Depot, Intel, IBM, PepsiCo, and Sprint-- are household names.

Over the 12-month reporting period, the fund produced a total return of 18.39% through income distributions totaling $0.23 per share, capital gains distributions totaling $0.18 per share, and a $2.13 increase in net asset value. 1 By the end of the reporting period, the fund's net assets reached $88 million.

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. We trust you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life contract.

Investment Review

The Standard & Poor's 500 Index ("S&P 500") has just completed its fifth consecutive year of 20%+ gains. Much like last year, however, this remarkable performance was attributed to a relatively small number of stocks. Merrill Lynch reports that just 15 companies provided 100% of the S&P 500's return in 1999. Nearly 60% of the stocks in the S&P 500 had negative returns for the year. It was also the second consecutive year in which "growth" stocks dramatically outperformed "value" stocks. According to Ned Davis Research, Inc., large-capitalization growth stocks outperformed large-capitalization value stocks by 25.9% in 1999.

Federated Equity Income Fund II had an outstanding year, returning 18.39% 2 compared to the 3.34% return of the average equity income fund, as reported by Lipper Analytical Services, Inc.3 This performance places the fund solidly in the top decile among all equity income funds for the one-year and three-year periods ending December 31, 1999.

This performance has been achieved by consistently choosing market-leading companies within a strategy of sector weightings similar to that of the S&P 500. During the late summer/early fall stock market correction, the fund outperformed the S&P 500 with its conservative strategy. Income is achieved through the use of convertible bonds and preferred stocks. Further, approximately 71% of the fund's holdings is in common stocks which have raised their dividends in each of the last ten years.

The U.S. economy continues to be very strong and international economies are improving. Such strength has led to inflation fears, as reflected in the rising yield on the 30-year treasury bond. The Federal Reserve Board is expected to increase short term interest rates early in the new year, in an effort to cool the economy and prevent inflation. A "soft landing" with continued low inflation could allow this longest bull market on record to continue into the new millennium.

As always, we thank you for your continued support.

1 The S&P 500 Index is a composite index of common stocks in industrial, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged, and investments cannot be made in an index.

2 Past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 4,831,383 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1--all portfolios of Federated Insurance Series voting together.




                                                   WITHHELD
                                                   AUTHORITY
                                    FOR            TO VOTE
Thomas G. Bigley                     240,211,548    7,152,692
Nicholas P. Constantakis             239,928,312    7,435,928
John F. Cunningham                   240,226,307    7,137,933
Charles F. Mansfield, Jr.            240,298,855    7,065,386
John E. Murray, Jr., J.D., S.J.D.    240,016,672    7,347,569
John S. Walsh                        240,224,615    7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR         AGAINST   ABSTENTIONS
4,389,194   194,962   245,475


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR         AGAINST   ABSTENTIONS
4,397,912   186,245   245,475


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR         AGAINST   ABSTENTIONS
4,403,682   180,475   245,475


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR         AGAINST   ABSTENTIONS
4,383,985   200,171   245,475


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR         AGAINST   ABSTENTIONS
4,407,121   177,035   245,475


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR         AGAINST   ABSTENTIONS
4,394,181   189,975   245,475


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR         AGAINST   ABSTENTIONS
4,401,560   182,596   245,475


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR         AGAINST   ABSTENTIONS
4,383,813   190,343   245,475


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR         AGAINST   ABSTENTIONS
4,404,572   179,585   245,475


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR         AGAINST   ABSTENTIONS
4,260,398   280,352   288,883


GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

"Graphic representation "B" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 1999
1 Year                            18.39%
Start of Performance (1/30/97)    18.23%


The graph above illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 1999 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

DECEMBER 31, 1999




SHARES                                                   VALUE
                  COMMON STOCKS--70.6%
                  BASIC MATERIALS--1.6%
       21,686     Du Pont (E.I.) de Nemours &
                  Co.                              $  1,428,565
                  CAPITAL GOODS--5.8%
       12,900     Emerson Electric Co.                  740,137
       12,600     General Electric Co.                1,949,850
        8,100     Ingersoll-Rand Co.                    446,006
       23,000     Pitney Bowes, Inc.                  1,111,188
       10,900     Textron, Inc.  835,894
                  TOTAL                               5,083,075
                  COMMUNICATION SERVICES--6.1%
       17,700     AT&T Corp.                            898,275
       18,000     GTE Corp.                           1,270,125
       25,269  1  MCI Worldcom, Inc.                  1,340,836
       21,714     SBC Communications, Inc.            1,058,558
       11,300     Sprint Corp.                          760,631
                  TOTAL                               5,328,425
                  CONSUMER CYCLICALS--7.1%
       30,000     Cooper Tire & Rubber Co.              466,875
       25,000     Ford Motor Co.                      1,335,938
       24,086     Home Depot, Inc.                    1,651,362
       26,400     New York Times Co., Class A         1,296,900
       40,500     TJX Cos., Inc.                        827,719
        9,400     Whirlpool Corp.                       611,588
                  TOTAL                               6,190,382
                  CONSUMER STAPLES--8.2%
        9,000  1  AT&T Corp. - Liberty Media
                  Group, Inc., Class A                  510,750
       33,400     General Mills, Inc.                 1,194,050
       22,800     Heinz (H.J.) Co.                      907,725
       22,100     Kimberly-Clark Corp.                1,442,025
       28,400     PepsiCo, Inc.                       1,001,100
        9,100     Procter & Gamble Co.                  997,019
       39,000     Walt Disney Co.                     1,140,750
                  TOTAL                               7,193,419
SHARES                                                   VALUE
                  COMMON STOCKS--continued

                  ENERGY--5.5%

       15,800     BP Amoco PLC, ADR                $    937,137
        8,800     Chevron Corp.                         762,300
       34,896     Conoco, Inc., Class B                 868,038
       27,781     Mobil Corp.                         2,238,107
                  TOTAL                               4,805,582
                  FINANCIALS--12.0%
       17,000     Allstate Corp.                        408,000
       11,781     BankAmerica Corp                      591,259
       11,700     Chase Manhattan Corp.                 908,944
        5,100     Chubb Corp.                           287,194
       35,900     Citigroup, Inc.                     1,994,694
       17,400     Federal Home Loan Mortgage
                  Corp.                                 818,887
       19,600     First Union Corp.                     643,125
        7,800     Lincoln National Corp.                312,000
       10,100     Marsh & McLennan Cos., Inc.           966,444
       26,400     Mellon Bank Corp.                     899,250
       10,200     Merrill Lynch & Co., Inc.             851,700
       10,300     Morgan Stanley, Dean
                  Witter & Co.                        1,470,325
        9,400     Post Properties, Inc.                 359,550
                  TOTAL                              10,511,372
                  HEALTH CARE--9.3%
       27,600     Abbott Laboratories                 1,002,225
       14,900     Baxter International, Inc.            935,906
       22,800     Bristol-Myers Squibb Co.            1,463,475
       13,500     Johnson & Johnson                   1,257,188
       20,200     Pharmacia & Upjohn, Inc.              909,000
       30,500     Schering Plough Corp.               1,286,719
       16,300     Warner-Lambert Co.                  1,335,581
                  TOTAL                               8,190,094
                  TECHNOLOGY--13.4%
       12,553  1  Apple Computer, Inc.                1,290,605
        8,300  1  Cisco Systems, Inc.                   889,137
        9,700     Intel Corp.                           798,431
       15,100     International Business

                  Machines Corp.                      1,630,800
        9,100  1  Lexmark International
                  Group, Inc., Class A                  823,550
SHARES                                                   VALUE
                  COMMON STOCKS--continued

                  TECHNOLOGY--CONTINUED

       17,500     Motorola, Inc.                   $  2,576,875
       30,300  1  Sun Microsystems, Inc.              2,346,356
       22,000  1  Tellabs, Inc.                       1,412,125
                  TOTAL                              11,767,879
                  UTILITIES--1.6%
       30,726     Enron Corp.                         1,363,466
                   TOTAL COMMON STOCKS
                  (IDENTIFIED COST $48,255,947)      61,862,259
                  CONVERTIBLE PREFERRED
                  STOCKS--12.4%
                  BASIC MATERIALS--1.2%

       32,000     Monsanto Co., Conv. Pfd.,
                  $2.60                               1,060,000
                  CAPITAL GOODS--1.6%
       31,000     Crown Cork & Seal Co.,
                  Inc., Conv. Pfd., $1.89               643,250
       30,300     Ingersoll-Rand Co., DECS,
                  6.75%                                 772,650
                  TOTAL                               1,415,900
                  COMMUNICATION SERVICES--1.3%
      560,000     Comcast Corp., Conv. Pfd.,
                  $1.42                                 546,000
        2,800     NEXTLINK Communications,
                  Inc., Conv. Pfd., $.81                537,250
                  TOTAL                               1,083,250
                  CONSUMER STAPLES--2.2%
        7,100     Cox Communications, Inc.,
                  PRIDES, $.88                          482,800
        4,000     Cox Communications, Inc.,
                  PRIDES, $1.71, Series

                  Sprint PCS Group                      389,000
       11,800     Ralston Purina Co., SAILS,
                  $1.08                                 431,438
       10,300  2  Suiza Foods Corp., Conv.
                  Pfd., $2.75                           356,802
        8,500     Suiza Foods Corp., Conv.
                  Pfd., $2.75                           294,449
                  TOTAL                               1,954,489
                  FINANCIALS--1.3%

       30,800     Conseco, Inc., Cumulative
                  PRIDES, Series F, $3.50               719,950
          800     Jefferson-Pilot Corp.,
                  Conv. Pfd., $5.26                      67,000
       17,100     Lincoln National Corp.,
                  Cumulative PRIDES, $1.94              376,200
                  TOTAL                               1,163,150
                  TECHNOLOGY--3.0%

       16,400     Amdocs Automatic Com
                  Exchange Ltd., Conv. Pfd.,
                  $.38                                  526,850
       16,600     Metromedia Fiber Network

                  DECS Trust VI, Inc., $.62             771,900
       11,500     PsiNet, Inc., Conv. Pfd.,
                  $.84                                  671,313
       11,000  2  Verio, Inc., Conv. Pfd.,
                  $.84                                  621,500
                  TOTAL                               2,591,563
SHARES OR

PRINCIPAL

AMOUNT                                                   VALUE
                  CONVERTIBLE PREFERRED
                  STOCKS--continued

                  TRANSPORTATION--0.8%
       16,000     Union Pacific CapTrust.,
                  Conv. Pfd.                       $    666,032
                  UTILITIES--1.0%
       20,650     Texas Utilities Co.,
                  Cumulative PRIDES, $4.63              900,856
                  TOTAL PREFERRED STOCKS
                  (IDENTIFIED COST
                  $11,756,056)                       10,835,240
                  CONVERTIBLE CORPORATE
                  BONDS--14.4%
                  COMMUNICATION SERVICES--0.7%

      500,000  2  Liberty Media Group, Conv.
                  Bond, 4.00%, 11/15/2029,
                  Series Sprint PCS Group               628,060
                  CONSUMER CYCLICALS--0.7%
      100,000     Omnicom Group, Inc., Conv.
                  Bond, 4.25%, 1/3/2007                 318,960
      150,000     Omnicom Group, Inc., Sub.
                  Deb., 2.25%, 1/6/2013                 306,273
                  TOTAL                                 625,233
                  TECHNOLOGY--13.0%

      350,000  2  ASM Lithography Holding
                  NV, Conv. Bond, 4.25%,
                  11/30/2004                            423,398
      120,000     America Online, Inc.,
                  Conv. Pfd., 4.00%,
                  11/15/2002                          1,390,716
    1,000,000     Citrix Systems, Inc.,
                  Conv. Bond, 3/22/2019,
                  Registered                            894,760
    1,500,000  2  Citrix Systems, Inc.,
                  Conv. Bond, 3/22/2019               1,342,140
      305,000     EMC Corp. Mass, Conv. Bond,
                  3.25%, 3/15/2002                    2,944,650
      130,000     Exodus Communications,
                  Inc., Conv. Bond, 5.00%,
                  3/15/2006                           1,012,350
      130,000     LSI Logic Corp., Conv.
                  Bond, 4.25%, 3/15/2004,
                  Registered                            296,319
      300,000  2  LSI Logic Corp., Conv.
                  Bond, 4.25%, 3/15/2004                683,814
      880,000     Veritas Software Corp.,
                  Conv. Bond, 1.856%,
                  8/13/2006                           2,387,713
                  TOTAL                              11,375,860
                  TOTAL CONVERTIBLE
                  CORPORATE BONDS
                  (IDENTIFIED COST $5,650,059)       12,629,153
                  REPURCHASE AGREEMENT--3.6% 3
  $ 3,195,000     Bank of America, 3.15%,
                  dated 12/31/1999, due
                  1/3/2000 (at amortized cost)        3,195,000
                  TOTAL INVESTMENTS
                  (IDENTIFIED COST
                  $68,857,062) 4                   $ 88,521,652


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 1999, these securities amounted to $4,055,714 which represents 4.6% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $68,902,254. The net unrealized appreciation of investments on a federal tax basis amounts to $19,613,398 which is comprised of $23,555,492 appreciation and $3,936,094 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($87,618,171) at December 31, 1999.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt
DECS --Dividend Enhanced Convertible Stock
PLC --Public Limited Company

PRIDES --Preferred Redeemable Increased Dividend Equity Securities SAILS --Stock Appreciation Income Linked Security
STRYPES --Structured Yield Product Exchangeable for Stock



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999





ASSETS:
Total investments in
securities, at value
(identified cost
$68,857,062 and tax
cost $68,902,254)                               $ 88,521,652
Cash                                                   2,210
Income receivable                                     86,472
Receivable for investments
sold                                                   2,082
Receivable for shares sold                            84,382
TOTAL ASSETS                                      88,696,798
LIABILITIES:
Payable for investments
purchased                       $ 1,033,903
Payable for shares
redeemed                              3,460
Accrued expenses                     40,255
TOTAL LIABILITIES                                  1,077,618
Net assets for 5,381,787
shares outstanding                              $ 87,619,180
NET ASSETS CONSIST OF:
Paid in capital                                 $ 68,717,939
Net unrealized
appreciation of
investments                                       19,664,590
Accumulated net realized
loss on investments                               (1,764,782)
Undistributed net
investment income                                  1,001,433
TOTAL NET ASSETS                                $ 87,619,180
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$87,619,180 / 5,381,787
shares outstanding                                    $16.28



See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999





INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $1,907)                                        $  1,407,568
Interest                                                              234,885
TOTAL INCOME                                                        1,642,453
EXPENSES:
Investment adviser fee                          $  508,829
Administrative personnel
and services fee                                   125,000
Custodian fees                                       7,825
Transfer and dividend
disbursing agent fees and
expenses                                            32,491
Directors'/Trustees' fees                            2,069
Auditing fees                                       12,859
Legal fees                                           7,639
Portfolio accounting fees                           47,714
Share registration costs                             6,865
Printing and postage                                16,688
Insurance premiums                                   1,292
Miscellaneous                                        7,434
TOTAL EXPENSES                                     776,705
WAIVER AND EXPENSE
REDUCTION:
Waiver of investment

adviser fee                    $  (136,005)
Fees paid directly from
directed brokerage
arrangements                       (1,009)
TOTAL WAIVER AND EXPENSE
REDUCTION                                         (137,014)
Net expenses                                                          639,691
Net investment income                                               1,002,762
REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on
investments and foreign
currency                                                           (1,715,760)
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                                           12,941,056
Net realized and
unrealized gain (loss) on
investments and
foreign currency                                                   11,225,296
Change in net assets
resulting from operations                                        $ 12,228,058



See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED DECEMBER 31                   1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income            $  1,002,762       $     939,160
Net realized gain (loss) on
investments and foreign
currency transactions
($(1,719,590) and
$759,986, respectively, as
computed for federal tax
purposes)                          (1,715,760)            785,704
Net change in unrealized
appreciation                       12,941,056           5,149,795
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS          12,228,058           6,874,659
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net

investment income                    (939,566)           (211,620)
Distributions from net

realized gains                       (760,548)             (9,563)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                    (1,700,114)           (221,183)
SHARE TRANSACTIONS:
Proceeds from sale of shares       26,465,248          21,185,637
Net asset value of shares
issued to shareholders in
payment of
distributions declared              1,700,112             221,183
Cost of shares redeemed            (8,573,130)         (3,436,527)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                       19,592,230          17,970,293
Change in net assets               30,120,174          24,623,769
NET ASSETS:
Beginning of period                57,499,006          32,875,237
End of period (including
undistributed net
investment income of
$1,001,433 and $938,787,
respectively)                    $ 87,619,180       $  57,499,006


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                  YEAR ENDED             PERIOD ENDED
                                  DECEMBER 31,           DECEMBER 31,
                                 1999        1998              1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                      $14.15      $12.31            $10.47
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.22 2      0.22              0.23
Net realized and
unrealized gain (loss) on
investments and
foreign currency                 2.32        1.69              1.76
TOTAL FROM INVESTMENT
OPERATIONS                       2.54        1.91              1.99
LESS DISTRIBUTIONS:
Net investment income           (0.23)      (0.07)            (0.15)
Realized gain on
investments                     (0.18)          -                 -
TOTAL DISTRIBUTIONS             (0.41)      (0.07)            (0.15)
NET ASSET VALUE, END OF
PERIOD                         $16.28      $14.15            $12.31
TOTAL RETURN 3                  18.39%      15.57%            19.19%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         0.94%       0.93%             0.85% 4
Net investment income            1.48%       2.04%             2.41% 4
Expense
waiver/reimbursement 5           0.20%       0.43%             1.44% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $87,618     $57,499           $32,875
Portfolio turnover                 49%         59%               68%


1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to redesignation of distributions. The following reclassifications have been made to the financial statements.




                 INCREASE/(DECREASE)
                                              UNDISTRIBUTED
                                             NET INVESTMENT
                  ACCUMULATED            INCOME/ACCUMULATED
                  NET REALIZED   DISTRIBUTIONS IN EXCESS OF
PAID IN CAPITAL   GAIN/LOSS           NET INVESTMENT INCOME
($2)               $276                              ($274)


FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $1,719,590 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2007.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur in these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED DECEMBER 31             1999          1998
Shares sold                   1,773,765     1,639,612
Shares issued to
shareholders in payment of
distributions declared          119,642        16,731
Shares redeemed                (574,863)     (264,192)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS            1,318,544     1,392,151


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for certain operating expenses, the Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. For the period ended December 31. 1999. the Fund did not incur a distribution services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

EXPENSE REDUCTION

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $1,009 under these arrangements.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INTERFUND TRANSACTIONS

During the period ended December 31, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $157,463 and $501,319, respectively.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 1999, were as follows:




Purchases   $50,755,656
Sales       $31,971,475


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND

SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated Equity Income Fund II

Federated Insurance Series

ANNUAL REPORT

TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated Equity Income Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/00)

 [Graphic]


ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

The fund is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the 12-month reporting period, the fund's stock holdings were diversified across 11 key business and industrial sectors. Many of the holdings-- including Amazon.com, Anheuser-Busch, America Online, General Electric, Home Depot, Johnson & Johnson, Merrill Lynch, Procter & Gamble, Sprint, and Wal-Mart--are household names.

In a positive and highly volatile year for stocks, this diversified stock portfolio produced an outstanding total return of 72.42% through an increase in the value of its holdings. 1 During the reporting period, net assets of the fund more than doubled, reaching $132.6 million on December 31, 1999.

Thank you for choosing Federated Growth Strategies Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. We trust you were pleased with the performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

Federated Growth Strategies Fund II had a very good year, gaining 72.42%. 1 The average fund within the Lipper2 Multi-Cap Growth Fund universe was up 52.34%, the Standard & Poor's 500 Index (S&P 500)3 produced a return of 21.05%, while the mid cap stocks as represented by the S&P 400 Midcap Index3 returned 14.72% in the year. The fund outperformed its peers through relative sector weightings and stock selection. Overweighted sectors included Technology, Communication Services (mainly wireless and new competitive carrier stocks) and Consumer Cyclicals. Successful underweighting occurred within most economically sensitive sectors, such as Utilities, Energy and Finance. The fund was underweight in Health Care, the third strongest sector (driven by several volatile biotechs late in the year), and consequently, failed to capture most of that sector's performance. Exceptionally strong stocks were primarily in the Technology and included Qualcomm, Oracle, Citrix, Nokia and EMC.

The fund made very modest strategic changes within the portfolio during the year. The largest change in sector weighting occurred in Technology, which mostly by virtue of its strong performance went from 32% of the fund to 39%. Relative to the S&P 500, however, this was a modest decline in weight. The median market capitalization of the fund crept up to $15.7 billion, due to the strong performance of some of our larger cap names.

The stock market was up strongly for the year, and the main catalyst was, not surprisingly, Technology. The U.S. market clamored to get at technology-related and, to a lesser but still large degree, communications-related stocks. The market was enamored with Technology's prospects for strong earnings growth, driven in no small part by Internet developments. Higher interest rates did not hinder this enthusiasm. The market took all Federal Reserve Board (the "Fed") announcements as constructive, whether the Fed was tightening, biased to tighten or even neutral. Also inconsequential were signs that economies across both oceans were generally improving and that inflation, albeit still at low levels, was picking up. Breadth improved throughout the year as Year 2000 fears generated no discernible flight to liquidity.

The fund's strategy is to provide shareholders with diversified exposure to growth equities. Growth stocks have tended to do well in environments where economic growth is decelerating and interest rates are declining. That was not the case this year, however. The economy proved strong, interest rates moved up and yet, growth did well. In hindsight, it appears that the strong growth of technology stocks was so compelling that investors bought them (and shunned cyclicals) despite an environment ideal for "value" stocks. We believe that more modest economic growth is ahead and that interest rates should remain moderate. These factors will probably be required for growth stocks to do well into the next year.

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

3 S&P 500 and S&P 400 Midcap Index are composite indexes of common stocks in industry, transportation, and financial and public utility companies. These indexes are unmanaged, and investments cannot be made in an index.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 3,877,702 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1--all portfolios of Federated Insurance Series voting together.




                                                  WITHHELD
                                                  AUTHORITY

                                    FOR           TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield, Jr.           240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR         AGAINST   ABSTENTIONS
3,608,487   118,309   148,364


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR         AGAINST   ABSTENTIONS
3,618,883   107,913   148,364


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR         AGAINST   ABSTENTIONS
3,627,708   99,088    148,364


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR         AGAINST   ABSTENTIONS
3,618,335   108,461   148,364


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR         AGAINST   ABSTENTIONS
3,629,570   97,226    148,364


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR         AGAINST   ABSTENTIONS
3,621,172   105,624   148,364


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR         AGAINST   ABSTENTIONS
3,622,646   104,150   148,364


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR         AGAINST   ABSTENTIONS
3,618,565   108,231   148,364


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR         AGAINST   ABSTENTIONS
3,623,700   103,096   148,364


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR         AGAINST   ABSTENTIONS
3,564,685   116,179   194,296


GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND II

"Graphic representation "C" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED
DECEMBER 31, 1999
1 Year                           72.42%
Start of Performance (11/9/95)   33.32%


The graph above illustrates the hypothetical investment of $10,000 1 in Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 1999 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).3

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGFI represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

DECEMBER 31, 1999




SHARES                                          VALUE
                  COMMON STOCKS--98.0%
                  BASIC MATERIALS--1.4%
       12,100     Alcoa, Inc.                     $   1,004,300
       16,400     De Beers Cons Mines, ADR              474,575
        5,700     Weyerhaeuser Co.                      409,331
                  TOTAL                               1,888,206
                  CAPITAL GOODS--4.6%
        8,300     CTS Corp.                             625,613
        6,500     Corning, Inc.                         838,094
        7,000     General Electric Co.                1,083,250
       12,900     Molex, Inc.                           731,269
        8,300   1 Sanmina Corp.                         828,963
        9,100   1 Solectron Corp.                       865,638
       19,300     Tyco International Ltd.               750,288
        5,600     United Technologies Corp.             364,000
                  TOTAL                               6,087,115
                  COMMUNICATION SERVICES--
                  9.5%

       27,000   1 AT&T Canada, Inc.                   1,086,750
       18,500   1 Adelphia Business
                  Solutions, Inc.                       888,000
        8,300     Alltel Corp.                          686,306
       19,700     Comcast Corp., Class A                996,081
        8,400  1  Covad Communications
                  Group, Inc.                           469,875
       33,753   1 MCI Worldcom, Inc.                  1,791,019
       28,900   1 McLeodUSA, Inc., Class A            1,701,487
       17,700   1 NEXTEL Communications,
                  Inc., Class A                       1,825,312
        6,500   1 Sprint PCS Group                      666,250
        8,500     Telephone and Data System,
                  Inc.  1,071,000
        9,700   1 VoiceStream Wireless Corp.          1,380,431
                  TOTAL                              12,562,511
SHARES                                          VALUE
                  COMMON STOCKS--continued

                  CONSUMER CYCLICALS--9.0%
          900   1 AGENCY.COM, Inc.               $       45,900
        5,400   1 Amazon.com, Inc.                      411,075
       31,400   1 BJ's Wholesale Club, Inc.           1,146,100
       17,800     Circuit City Stores, Inc.             802,113
        4,200   1 DoubleClick, Inc.                   1,062,862
        1,100   1 FreeMarkets, Inc.                     375,444
       38,600   1 Gemstar International

                  Group Ltd.                          2,750,250
       23,850     Home Depot, Inc.                    1,635,215
       19,100   1 MIPS Technologies, Inc.               993,200
       11,200     Omnicom Group, Inc.                 1,120,000
        4,800   1 Rambus, Inc.                          323,700
       18,300     Wal-Mart Stores, Inc.               1,264,988
                  TOTAL                              11,930,847
                  CONSUMER STAPLES--12.8%
       42,900   1 AT&T Corp. - Liberty Media
                  Group, Inc., Class A                2,434,575
        7,500     Anheuser-Busch Cos., Inc.             531,563
       10,900   1 Cablevision SA, Class A               822,950
       18,900   1 Charter Communications,
                  Inc.                                  413,438
        7,100   1 Clear Channel
                  Communications, Inc.                  633,675
        9,400     Colgate-Palmolive Co.                 611,000
       20,600   1 Echostar Communications

                  Corp., Class A                      2,008,500
       11,700     Kimberly-Clark Corp.                  763,425
       10,800     Manpower, Inc.                        406,350
       32,500     News Corp. Ltd., ADR                1,243,125
       10,800     Procter & Gamble Co.                1,183,275
        9,700     Quaker Oats Co.                       636,563
       15,500   1 RCN Corp.                             751,750
        6,200   1 Spanish Broadcasting

                  System, Inc.                          249,550
       17,700   1 UnitedGlobalCom, Inc.,
                  Class A                             1,250,063
        9,900   1 Univision Communications,
                  Inc., Class A                       1,011,656
       14,000   1 Valassis Communications,
                  Inc.                                  591,500
       12,800   1 Viacom, Inc., Class A                 773,600
        8,800   1 Westwood One, Inc.                    668,800
                  TOTAL                              16,985,358
SHARES                                          VALUE
                  COMMON STOCKS--continued

                  ENERGY--5.3%

       12,400   1 Calpine Corp.                  $      793,600
       26,500     Diamond Offshore Drilling,
                  Inc.                                  809,906
       39,700     ENSCO International, Inc.             908,138
       14,700     Murphy Oil Corp.                      843,413
       33,200   1 Nabors Industries, Inc.             1,027,125
       26,700   1 Noble Drilling Corp.                  874,425
       64,100   1 R&B Falcon Corp.                      849,325
       22,200     Weatherford International,
                  Inc.                                  886,613
                  TOTAL                               6,992,545
                  FINANCE--7.3%

       14,900     AFLAC, Inc.                           703,093
        5,400     American Express Co.                  897,750
       26,000     Citigroup, Inc.                     1,444,625
       11,700     Golden West Financial
                  Corp.                                 391,950
       10,100   1 Knight/Trimark Group, Inc.            464,600
       44,430     MBNA Corp.                          1,210,717
        5,500     Merrill Lynch & Co., Inc.             459,250
        7,300     Morgan Stanley, Dean
                  Witter & Co.                        1,042,075
       10,100     PMI Group, Inc.                       493,006
       13,450     Providian Financial Corp.           1,224,790
       16,100   1 Reckson Service
                  Industries, Inc.                    1,004,237
        9,400     Wells Fargo Co.                       380,113
                  TOTAL                               9,716,206
                  HEALTH CARE--7.0%
       20,200     Allergan, Inc.                      1,004,950
       10,900     American Home Products
                  Corp.                                 429,869
       11,500   1 Biogen, Inc.                          971,750
       13,200     Bristol-Myers Squibb Co.              847,275
       11,900   1 Forest Labratories, Inc.,
                  Class A                               731,106
        9,400     Genentech, Inc.                     1,264,300
       20,504     Johnson & Johnson                   1,909,435
       11,500     Schering Plough Corp.                 485,156
       14,534     Warner-Lambert Co.                  1,190,880
        6,900   1 Wellpoint Health Networks,
                  Inc.                                  454,969
                  TOTAL                               9,289,690
SHARES                                          VALUE
                  COMMON STOCKS--continued

                  TECHNOLOGY--39.4%

        5,100   1 ASM Lithography Holding

                  NV, ADR                        $      580,125
       10,800   1 Alteon Websystems, Inc.               947,700
       25,200   1 America Online, Inc.                1,901,025
        1,900   1 Ariba, Inc.                           337,013
        4,000   1 Broadcom Corp.                      1,089,500
       19,600   1 Cisco Systems, Inc.                 2,099,650
       22,300   1 Citrix Systems, Inc.                2,742,900
        1,600   1 Commerce One, Inc.                    314,400
        9,200   1 Conexant Systems, Inc.                610,650
       10,200   1 Cree Research, Inc.                   870,825
        9,000   1 Cybersource Corp.                     465,750
       26,600   1 EMC Corp. Mass                      2,906,050
       22,700   1 Electronics for Imaging,
                  Inc.                                1,319,437
       18,400   1 Exodus Communications,
                  Inc.                                1,634,150
        4,700   1 F5 Networks, Inc.                     535,800
          200   1 Foundry Networks, Inc.                 60,338
        7,100   1 HNC Software                          750,825
        1,100   1 I2 Technologies, Inc.                 214,500
       16,800   1 Inktomi Corp.                       1,491,000
        2,000   1 Internap Network Services
                  Corp.                                 346,000
        7,800   1 JDS Uniphase Corp.                  1,258,237
        1,700   1 Juniper Networks, Inc.                578,000
        5,200   1 Lexmark International
                  Group, Class A                        470,600
        8,600     Lucent Technologies, Inc.             643,388
       48,900   1 Mastech Corp.                       1,210,275
       22,000   1 Microsoft Corp.                     2,568,500
       10,400     Nokia Oyj, Class A, ADR             1,976,000
       18,800   1 Oracle Corp.                        2,106,775
        7,500   1 PMC-Sierra, Inc.                    1,202,343
       11,300   1 PsiNet, Inc.                          697,775
        9,200   1 Qlogic Corp.                        1,470,850
       22,000   1 Qualcomm, Inc.                      3,874,750
       22,400   1 RF Micro Devices, Inc.              1,533,000
        2,900   1 Satyam Infoway Ltd., ADR              449,500
        8,800   1 Siebel Systems, Inc.                  739,200
SHARES OR

PRINCIPAL

AMOUNT                                          VALUE
                  COMMON STOCKS--continued

                  TECHNOLOGY--CONTINUED

       33,000   1 Sun Microsystems, Inc.         $    2,555,438
        4,400     Telefonaktiebolaget LM
                  Ericsson, Class B, ADR                289,025
       20,100   1 Tellabs, Inc.                       1,290,168
        7,800   1 Verisign, Inc.                      1,489,312
        6,900   1 Visual Networks, Inc.                 546,825
       38,700   1 Vitesse Semiconductor

                  Corp.                               2,029,331
       29,600   1 Xilinx, Inc.                        1,345,875
        1,600   1 Yahoo!, Inc.                          692,300
                  TOTAL                              52,235,105
                  TRANSPORTATION--0.7%

       20,100     Expeditors International

                  Washington, Inc.                      880,631
                  UTILITIES--1.0%

       30,500     Enron Corp.                         1,353,437
                  TOTAL COMMON STOCKS
                  (IDENTIFIED COST
                  $74,817,852)                      129,921,651
                  REPURCHASE AGREEMENT--3.4%
  $ 4,500,000     Bank of America, 3.15%,
                  dated 12/31/1999, due
                  1/3/2000 (at amortized
                  cost)                               4,500,000
                  TOTAL INVESTMENTS
                  (IDENTIFIED COST
                  $79,317,852) 2                  $ 134,421,651


1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $79,501,015. The net unrealized appreciation of investments on a federal tax basis amounts to $54,920,636 which is comprised of $55,785,451 appreciation and $864,815 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($132,563,308) at December 31, 1999.

The following acronym is used throughout this portfolio:

ADR --American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$79,317,852 and tax cost
$79,501,015)                                      $ 134,421,651
Cash                                                      2,571
Income receivable                                        25,995
Receivable for investments
sold                                                    423,895
Receivable for shares sold                              100,833
TOTAL ASSETS                                        134,974,945
LIABILITIES:
Payable for investments
purchased                       $ 2,255,091
Payable for shares
redeemed                            153,052
Accrued expenses                      3,494
TOTAL LIABILITIES                                     2,411,637
Net assets for 4,292,241
shares outstanding                                $ 132,563,308
NET ASSETS CONSIST OF:
Paid in capital                                   $  67,030,450
Net unrealized
appreciation of
investments                                          55,103,799
Accumulated net realized
gain on investments                                  10,429,059
TOTAL NET ASSETS                                  $ 132,563,308
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$132,563,308 / 4,292,241
shares outstanding                                       $30.88


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $1,236)                       $    266,245
Interest                                             119,662
TOTAL INCOME                                         385,907
EXPENSES:
Investment adviser fee         $  614,994
Administrative personnel
and services fee                  125,000
Custodian fees                     12,773
Transfer and dividend
disbursing agent fees and
expenses                           20,465
Directors'/Trustees' fees           2,024
Auditing fees                      12,866
Legal fees                          3,142
Portfolio accounting fees          42,693
Share registration costs            2,336
Printing and postage               22,076
Insurance premiums                  1,584
Miscellaneous                       2,348
TOTAL EXPENSES                    862,301
WAIVER AND EXPENSE
REDUCTION:
Waiver of investment

adviser fee                      (161,699)
Fees paid indirectly from
direct broker arrangements         (3,103)
TOTAL WAIVER AND EXPENSE
REDUCTION                                          (164,802)
Net expenses                                         697,499
Net operating loss                                  (311,592)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                       14,437,134
Net change in unrealized
appreciation of
investments                                       37,434,197
Net realized and
unrealized gain on
investments                                       51,871,331
Change in net assets
resulting from operations                       $ 51,559,739


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED DECEMBER 31          1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net operating loss               $    (311,592)      $    (132,611)
Net realized gain (loss) on
investments ($14,421,532
and ($3,497,705),
respectively, as computed
for federal tax purposes)           14,437,134          (3,589,862)
Net change in unrealized
appreciation on
investments                         37,434,197          12,326,113
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           51,559,739           8,603,640
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net

investment income                           --             (47,544)
Distributions from net
realized gain on

investments                                 --          (3,039,172)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                             --          (3,086,716)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              26,190,499          11,516,169
Net asset value of shares
issued to shareholders in
payment of
distributions declared                      --           3,086,711
Cost of shares redeemed             (7,933,607)         (4,653,483)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        18,256,892           9,949,397
Change in net assets                69,816,631          15,466,321
NET ASSETS:
Beginning of period                 62,746,677          47,280,356
End of period                    $ 132,563,308       $  62,746,677


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED DECEMBER 31                                 1999          1998          1997        1996          1995 1
NET ASSET VALUE, BEGINNING OF PERIOD                     $17.91       $16.14        $12.80      $10.30       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (net operating loss)                (0.07)       (0.04) 2       0.02 2      0.05         0.03
Net realized and unrealized gain on investments           13.04         2.83          3.41        2.45         0.27
TOTAL FROM INVESTMENT OPERATIONS                          12.97         2.79          3.43        2.50         0.30
LESS DISTRIBUTIONS:
Distributions from net investment income                     --        (0.02)        (0.02)      (0.00) 3       --
Distributions from net realized gain on investments          --        (1.00)        (0.07)         --          --
TOTAL DISTRIBUTIONS                                          --        (1.02)        (0.09)         --          --
NET ASSET VALUE, END OF PERIOD                           $30.88       $17.91        $16.14      $12.80       $10.30
TOTAL RETURN 4                                            72.42%       17.44%        27.03%      24.32%        3.00%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   0.85%        0.86%         0.85%       0.85%        0.85% 5
Net investment income                                     (0.38%)      (0.25%)        0.14%       0.55%        1.91% 5
Expense waiver/reimbursement 6                             0.20%        0.31%         0.67%       3.87%       76.95% 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $132,563      $62,747       $47,280     $16,985         $368
Portfolio turnover                                          117%         104%          148%         96%           4%


1 Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.




     INCREASE (DECREASE)
ACCUMULATED     UNDISTRIBUTED
NET REALIZED    NET INVESTMENT
GAIN/LOSS       INCOME
($311,592)      $311,592


Net investment income, net realized gain/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax is neccessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contact.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED DECEMBER 31        1999          1998
Shares sold                   1,155,396     697,066
Shares issued to
shareholders in payment of
distributions declared               --     178,629
Shares redeemed                (366,754)   (300,599)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              788,642     575,096


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

EXPENSE REDUCTION

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $3,103 under these arrangements.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999, were as follows:




Purchases     $ 110,999,468
Sales         $  94,620,516


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Growth Strategies Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated Growth Strategies Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated Growth Strategies Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/00)

 [Graphic]



ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and financial statements.

It has been a difficult time for bond investors in general, as rising interest rates have caused bond prices to decline. While the total return of the fund reflected the weakness in bond prices, the fund continued to pay a strong income stream.

Over the 12-month reporting period, the fund produced a total return of 2.31% 1 through income distributions totaling $0.86 per share and capital gains totaling $0.07 per share. The fund's net asset value decreased by $0.68. At the end of the reporting period, net assets of the fund totaled $239 million.

Thank you for choosing Federated High Income Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-yield corporate bonds. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 2000

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

High yield bonds generated attractive relative returns in 1999 although absolute returns were tempered by the general rise in interest rates and increasing default rates. The spread between the First Boston High Yield Index 1 and U.S. Treasury securities narrowed approximately 75 basis points, as 1998's emerging market problems did not dampen domestic economic growth in 1999. In fact, strong economic growth and the resilience of emerging market economies were the primary drivers in the roughly 175 basis point rise in the yield on 10-year Treasuries, which dampened the performance of most fixed income securities. Default rates, which reached their highest level since 1991, also negatively impacted returns for high yield securities. The rise in default rates despite a strong economy, was the result of 1998's decline in energy prices. This decline impacted many energy companies in early 1999 and the high level of issuance in the 1996- 1998 time period. Historically, there is a correlation between periods of heavy issuance and defaults on a lagged basis. For the year as a whole, spread tightening, coupled with the higher coupon returns available on high yield securities, more than offset the increase in default losses. The Lehman Brothers High Yield Bond Index1 returned 2.39%, outperforming the Lehman Brothers Aggregate Bond Index,1 a measure of high quality bond performance, which returned (0.82%).

The fund returned 2.31% for the 12-month reporting period ended December 31, 1999. 2 The fund's overweight in the telecommunication sector positively impacted performance. Strong performers included Telesystem International, Triton PCS, Nextel, Teligent and Millicom. The fund's overweight in cable TV and broadcasting also aided performance. The fund also had a much lower default rate than the approximately 4% rate for the market as a whole. Merger and acquisition activity positively impacted total returns as companies such as Fox Liberty Media, Alliance Imaging, Metronet and Statia Terminals engaged in transactions which benefited bondholders. On the negative side, the fund's underweight in energy hurt performance given the strong rebound in oil prices. Also, positions in Paging Network, Ameriserve, Pillowtex, Dialog and Revlon negatively impacted the fund's performance to disappointing financial results.

1 First Boston High Yield Bond Index is an index that serves as a benchmark to evaluate the performance of low-quality bonds, which are defined as BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return. Lehman Brothers High Yield Bond Index is an index which includes fixed rate, public nonconvertible, non-investment grade issues that are rated Ba1 or lower by Moody's Investors Service, Inc. Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. These indexes are unmanaged, and investments cannot be made in an index.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Looking into 2000, we believe that strong economic growth worldwide, coupled with attractive yield spreads, will lead to good relative performance for high yield bonds. However, possible Federal Reserve Board rate increases to slow the domestic economy, may temper absolute returns. We believe default rates, which increased in 1999 to their highest level in eight years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults have, to some degree, already been felt.

From a portfolio perspective, we continue to like the telecommunications sector, as strong operating gains and consolidation activity provide opportunities for strong relative returns. We also think that cable TV plant upgrades in both the U.S. and western Europe will lead to strong performance by fund holdings in companies such as UPC/United Pan European, NTL and Charter Communications. We also believe that specific fund holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 22,446,137 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.

                                                  WITHHELD
                                                  AUTHORITY

                                    FOR           TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield, Jr.           240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.

FOR          AGAINST   ABSTENTIONS
20,245,984   755,913   1,428,257

(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR          AGAINST   ABSTENTIONS
20,249,076   752,821   1,428,257

(c) To approve amending the fund's funda-mental investment policy regarding investments in real estate.

FOR          AGAINST   ABSTENTIONS
20,237,380   764,518   1,428,257

(d) To approve amending the fund's funda-mental investment policy regarding investments in commodities.

FOR          AGAINST   ABSTENTIONS
20,198,968   802,929   1,428,257

(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.

FOR          AGAINST   ABSTENTIONS
20,248,655   753,243   1,428,257

(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.

FOR          AGAINST   ABSTENTIONS
20,237,880   764,018   1,428,257

(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.

FOR          AGAINST   ABSTENTIONS
20,224,208   777,690   1,428,257

(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.

FOR          AGAINST   ABSTENTIONS
20,202,038   799,859   1,428,257

(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.

FOR          AGAINST   ABSTENTIONS
20,233,067   768,830   1,428,257

AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.

FOR          AGAINST     ABSTENTIONS
19,639,585   1,224,826   1,565,743

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II

"Graphic representation "D" omitted.  See Appendix."



AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999
1 Year                                                                2.31%
5 Year                                                               10.48%
Start of Performance (3/1/94)                                         8.22%


The graph above illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II (the "Fund") from March 1, 1994 (start of performance) to December 31, 1999, compared to the Lehman Brothers Single B Rated Index (LBSBRI)2, and the Lipper High Current Yield Funds Average (LHCYFA).3

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

DECEMBER 31, 1999

PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-90.6%
                   AEROSPACE & DEFENSE-0.4%
  $   750,000      Anteon Corp., Sr. Sub.
                   Note, 12.00%, 5/15/2009          $     701,250
      325,000    1 Condor Systems, Inc., Sr.
                   Sub. Note, 11.875%,
                   5/1/2009                               245,375
                   TOTAL                                  946,625
                   AUTO/TRUCK-0.5%
      525,000      HDA Parts System, Inc., Sr.
                   Sub. Note, 12.00%,
                   8/1/2005                               480,375
      700,000    1 J.L. French Automotive
                   Castings, Inc., Sr. Sub.
                   Note, 11.50%, 6/1/2009                 719,250
                   TOTAL                                1,199,625
                   AUTOMOBILE-2.3%
      675,000      Accuride Corp., Sr. Sub.
                   Note, 9.25%, 2/1/2008                  624,375
      425,000      Aftermarket Technology
                   Co., Sr. Sub. Note, 12.00%,
                   8/1/2004                               428,187
      350,000      Aftermarket Technology
                   Co., Sr. Sub. Note, Series
                   D, 12.00%, 8/1/2004                    352,625
    1,050,000      Collins & Aikman Products
                   Co., Sr. Sub. Note, 11.50%,
                   4/15/2006                            1,044,750
    1,600,000    1 Lear Corp., Sr. Note,
                   8.11%, 5/15/2009                     1,517,008
      850,000      Lear Corp., Sub. Note,
                   9.50%, 7/15/2006                       862,750
      750,000      Oxford Automotive, Inc.,
                   Sr. Sub. Note, 10.125%,
                   6/15/2007                              697,500
                   TOTAL                                5,527,195
                   AUTOMOTIVE-0.8%
    1,000,000      American Axle &
                   Manufacturing, Inc.,
                   Company Guarantee, 9.75%,
                   3/1/2009                             1,012,500
      825,000      Motor Coach Industries
                   International, Inc.,
                   Company Guarantee, 11.25%,
                   5/1/2009                               849,750
                   TOTAL                                1,862,250
                   BANKING-0.8%
    2,200,000      GS Escrow Corp., Sr. Note,
                   7.125%, 8/1/2005                     1,996,918
                   BEVERAGE & TOBACCO-0.4%
      400,000      Dimon, Inc., Sr. Note,
                   8.875%, 6/1/2006                       350,000
      500,000      National Wine & Spirits,
                   Inc., Sr. Note, 10.125%,
                   1/15/2009                              510,000
                   TOTAL                                  860,000
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   BROADCAST RADIO & TV-5.8%
  $ 1,150,000      ACME Television, LLC, Sr.
                   Disc. Note, 0/10.875%,
                   9/30/2004                        $   1,040,750
      255,300      AMFM, Inc., Sr. Sub. Deb.,
                   12.625%, 10/31/2006                    306,998
    1,100,000      Big City Radio, Inc.,
                   Company Guarantee,
                   0/11.25%, 3/15/2005                    715,000
      450,000      Capstar Broadcasting
                   Partners, Inc., Sr. Sub.
                   Note, 9.25%, 7/1/2007                  465,750
      600,000      Chancellor Media Corp.,
                   Company Guarantee, 10.50%,
                   1/15/2007                              657,000
    2,675,000      Chancellor Media Corp.,
                   Sr. Sub. Note, 8.125%,
                   12/15/2007                           2,691,719
      800,000      Chancellor Media Corp.,
                   Sr. Sub. Note, 8.75%,
                   6/15/2007                              812,000
      250,000      Chancellor Media Corp.,
                   Sr. Sub. Note, 9.375%,
                   10/1/2004                              257,500
      900,000      Cumulus Media, Inc., Sr.
                   Sub. Note, 10.375%,
                   7/1/2008                               945,000
    2,475,000      Fox/Liberty Networks, LLC,
                   Sr. Disc. Note, 0/9.75%,
                   8/15/2007                            2,004,750
      250,000      Lamar Media Corp., Sr. Sub.
                   Note, 8.625%, 9/15/2007                246,250
      550,000      Lamar Media Corp., Sr. Sub.
                   Note, 9.625%, 12/1/2006                570,625
    1,000,000      Orion Network Systems, Sr.
                   Note, 11.25%, 1/15/2007                755,000
    1,425,000      Sinclair Broadcast Group,
                   Inc., Sr. Sub. Note, 9.00%,
                   7/15/2007                            1,346,625
      650,000      Sinclair Broadcast Group,
                   Inc., Sr. Sub. Note,
                   10.00%, 9/30/2005                      650,000
      475,000      Young Broadcasting, Inc.,
                   Sr. Sub. Note, 10.125%,
                   2/15/2005                              490,438
                   TOTAL                               13,955,405
                   BUILDING & DEVELOPMENT-
                   1.5%
      700,000      American Builders &
                   Contractors Supply Co.,
                   Inc., Sr. Sub. Note,
                   10.625%, 5/15/2007                     647,500
      475,000      Building Materials Corp.
                   of America, Sr. Note,
                   8.00%, Series B,
                   10/15/2007                             431,062
      450,000      Building Materials Corp.
                   of America, Sr. Note,
                   8.625%, Series B,
                   12/15/2006                             429,750
      975,000      Falcon Building Products,
                   Inc., Sr. Sub. Disc. Note,
                   0/10.50%, 6/15/2007                    736,125
      150,000      Falcon Building Products,
                   Inc., Sr. Sub. Note, 9.50%,
                   6/15/2007                              146,250
      925,000      Formica Corp., Sr. Sub.
                   Note, 10.875%, 3/1/2009                851,000
      325,000      Juno Lighting, Inc., Sr.
                   Sub. Note, 11.875%,
                   7/1/2009                               303,875
                   TOTAL                                3,545,562
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   BUSINESS EQUIPMENT &
                   SERVICES-2.4%
  $   600,000      Avis Rent A Car, Inc., Sr.
                   Sub. Note, 11.00%,
                   5/1/2009                        $      633,000
      975,000    1 Buhrmann US, Inc., Company
                   Guarantee, Sr. Sub. Note,
                   12.25%, 11/1/2009                    1,018,875
    1,100,000      Dialog Corp., Sr. Sub.
                   Note, Series A, 11.00%,
                   11/15/2007                             533,500
      300,000      Electronic Retailing
                   Systems International,
                   Inc., Sr. Disc. Note,
                   0/13.25%, 2/1/2004                      67,500
    1,875,000      Fisher Scientific
                   International, Inc., Sr.
                   Sub. Note, 9.00%, 2/1/2008           1,804,687
      325,000      Fisher Scientific
                   International, Inc., Sr.
                   Sub. Note, 9.00%, 2/1/2008             312,812
    1,750,000      U.S. Office Products Co.,
                   Sr. Sub. Note, 9.75%,
                   6/15/2008                              918,750
      400,000      United Stationers Supply
                   Co., Sr. Sub. Note, 12.75%,
                   5/1/2005                               433,000
                   TOTAL                                5,722,124
                   CABLE TELEVISION-10.5%
        4,703   2  Australis Media Ltd., Sr.
                   Disc. Note, 5/15/2003                       47
      275,000   2  Australis Media Ltd.,
                   Unit, 0/15.75%, 5/15/2003                2,750
      500,000      CSC Holdings, Inc., Sr.
                   Note, 7.875%, 12/15/2007               493,275
      875,000      CSC Holdings, Inc., Sr.
                   Sub. Note, 9.25%,
                   11/1/2005                              899,062
      650,000      CSC Holdings, Inc., Sr.
                   Sub. Note, 9.875%,
                   5/15/2006                              687,375
      350,000      CSC Holdings, Inc., Sr.
                   Sub. Deb., 9.875%,
                   2/15/2013                              370,125
    2,000,000      Charter Communications
                   Holdings Capital Corp.,
                   Sr. Disc. Note, 0/9.92%,
                   4/1/2011                             1,182,500
    1,175,000      Diamond Cable
                   Communications PLC, Sr.
                   Disc. Note, 0/10.75%,
                   2/15/2007                              969,375
      525,000      Diamond Cable
                   Communications PLC, Sr.
                   Note, 9.125%, 2/1/2008                 522,375
      550,000      Diva Systems Corp., Sr.
                   Disc. Note, 0/12.625%,
                   3/1/2008                               211,750
    2,500,000      Echostar Communication
                   Corp., Sr. Note, 9.375%,
                   2/1/2009                             2,531,250
    2,325,000      International Cabletel,
                   Inc., Sr. Defd. Cpn. Note,
                   Series B, 0/11.50%,
                   2/1/2006                             2,139,000
      725,000      Lenfest Communications,
                   Inc., Sr. Sub. Note, 8.25%,
                   2/15/2008                              728,625
    1,050,000      NTL, Inc., Sr. Defd. Note,
                   Series B, 0/12.375%,
                   10/1/2008                              742,875
    3,875,000      NTL, Inc., Sr. Defd. Note,
                   0/9.75%, 4/1/2008                    2,731,875
      500,000      NTL, Inc., Sr. Note,
                   11.50%, 10/1/2008                      545,000
      825,000      Pegasus Communications
                   Corp., Sr. Note, 9.625%,
                   10/15/2005                             837,375
      525,000      Pegasus Communications
                   Corp., Sr. Note, 9.75%,
                   12/1/2006                              536,812
      300,000      Pegasus Media, Note,
                   12.50%, 7/1/2005                       325,500
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   CABLE TELEVISION-CONTINUED
 $  1,150,000      RCN Corp., Sr. Disc. Note,
                   0/11.125%, 10/15/2007           $      822,250
      475,000      RCN Corp., Sr. Disc. Note,
                   0/9.80%, 2/15/2008                     312,312
      400,000      Rogers Cablesystems Ltd.,
                   Sr. Sub. Gtd. Note, 11.00%,
                   12/1/2015                              452,000
    2,325,000      TeleWest PLC, Sr. Disc.
                   Deb., 0/11.00%, 10/1/2007            2,185,500
      400,000      TeleWest PLC, Sr. Note,
                   11.25%, 11/1/2008                      439,000
    1,175,000      UIH Australia/Pacific, Sr.
                   Disc. Note, 0/14.00%,
                   5/15/2006                              998,750
    4,325,000      United International
                   Holdings, Inc., Sr. Secd.
                   Disc. Note, 0/10.75%,
                   2/15/2008                            2,789,625
    1,300,000    1 United Pan-Europe
                   Communications NV, Sr.
                   Disc. Note, 0/13.375%,
                   11/1/2009                              734,500
                   TOTAL                               25,190,883
                   CHEMICALS & PLASTICS-5.0%
      500,000      Buckeye Cellulose Corp.,
                   Sr. Sub. Note, 8.50%,
                   12/15/2005                             491,250
      900,000      Buckeye Cellulose Corp.,
                   Sr. Sub. Note, 9.25%,
                   9/15/2008                              913,500
      200,000      Foamex L.P., Sr. Sub. Note,
                   13.50%, 8/15/2005                      189,000
      700,000      General Chemical
                   Industrial Products, Inc.,
                   Sr. Sub. Note, 10.625%,
                   5/1/2009                               696,500
      550,000    1 Georgia Gulf Corp., Sr.
                   Sub. Note, 10.375%,
                   11/1/2007                              576,812
    1,250,000    1 Huntsman Corp., Sr. Sub.
                   Note, 9.50%, 7/1/2007                1,193,750
      900,000    1 Huntsman ICI Chemicals
                   LLC, Sr. Sub. Note,
                   10.125%, 7/1/2009                      927,000
      475,000      ISP Holding, Inc., Sr.
                   Note, 9.75%, 2/15/2002                 478,562
      250,000    1 Lyondell Chemical Co., Sr.
                   Secd. Note, Series A,
                   9.625%, 5/1/2007                       257,500
    2,050,000      Lyondell Chemical Co., Sr.
                   Sub. Note, 10.875%,
                   5/1/2009                             2,173,000
      650,000      Polymer Group, Inc., Sr.
                   Sub. Note, 8.75%, 3/1/2008             627,250
    2,075,000      Polymer Group, Inc., Sr.
                   Sub. Note, 9.00%, 7/1/2007           2,023,125
      875,000      Sterling Chemicals
                   Holdings, Inc., Sr. Disc.
                   Note, 0/13.50%, 8/15/2008              258,125
      675,000      Sterling Chemicals
                   Holdings, Inc., Sr. Sub.
                   Note, 11.75%, 8/15/2006                509,625
      750,000      Texas Petrochemicals
                   Corp., Sr. Sub. Note,
                   11.125%, 7/1/2006                      656,250
                   TOTAL                               11,971,249
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   CLOTHING & TEXTILES-0.8%
 $    350,000      Collins & Aikman
                   Floorcoverings, Inc., Sr.
                   Sub. Note, 10.00%,
                   1/15/2007                       $      344,750
      625,000      Dyersburg Corp., Sr. Sub.
                   Note, 9.75%, 9/1/2007                  253,125
      650,000      GFSI, Inc., Sr. Sub. Note,
                   9.625%, 3/1/2007                       406,250
      575,000      Glenoit Corp., Sr. Sub.
                   Note, 11.00%, 4/15/2007                146,625
      150,000      Pillowtex Corp., Sr. Sub.
                   Note, 9.00%, 12/15/2007                 65,250
    1,350,000      Pillowtex Corp., Sr. Sub.
                   Note, 10.00%, 11/15/2006               627,750
                   TOTAL                                1,843,750
                   CONGLOMERATES-0.4%
    1,150,000      Eagle Picher Industries,
                   Inc., Sr. Sub. Note,
                   9.375%, 3/1/2008                     1,012,000
                   CONSUMER PRODUCTS-3.8%
    1,350,000      Albecca, Inc., Company
                   Guarantee, 10.75%,
                   8/15/2008                              924,750
      700,000      Amscan Holdings, Inc., Sr.
                   Sub. Note, 9.875%,
                   12/15/2007                             595,000
    1,150,000      Chattem, Inc., Sr. Sub.
                   Note, 8.875%, 4/1/2008               1,081,000
      200,000      Diamond Brands Operating
                   Corp., Sr. Sub. Note,
                   10.125%, 4/15/2008                     155,000
      250,000      Diamond Brands, Inc., Sr.
                   Disc. Deb., 0/12.875%,
                   4/15/2009                               51,250
      750,000      NBTY, Inc., Sr. Sub. Note,
                   8.625%, 9/15/2007                      701,250
    1,025,000      Playtex Family Products
                   Corp., Sr. Sub. Note,
                   9.00%, 12/15/2003                    1,022,437
      625,000      Revlon Consumer Products
                   Corp., Sr. Note, 8.125%,
                   2/1/2006                               462,500
    2,250,000      Revlon Consumer Products
                   Corp., Sr. Sub. Note,
                   8.625%, 2/1/2008                     1,158,750
      450,000      Sealy Mattress Co.,
                   Company Guarantee,
                   0/10.875%, 12/15/2007                  317,250
      200,000      Sealy Mattress Co., Sr.
                   Sub. Note, 9.875%,
                   12/15/2007                             199,000
      250,000    1 Sleepmaster LLC, Sr. Sub.
                   Note, 11.00%, 5/15/2009                251,562
      329,000      The Boyds Collection,
                   Ltd., Sr. Sub. Note, 9.00%,
                   5/15/2008                              309,260
      650,000      True Temper Sports, Inc.,
                   Sr. Sub. Note, 10.875%,
                   12/1/2008                              624,000
      500,000      United Industries Corp.,
                   Sr. Sub. Note, 9.875%,
                   4/1/2009                               460,000
      725,000      Volume Services America,
                   Inc., Sr. Sub. Note,
                   11.25%, 3/1/2009                       717,750
                   TOTAL                                9,030,759
                   CONTAINER & GLASS
                   PRODUCTS-0.4%
      450,000      Owens-Illinois, Inc., Sr.
                   Note, 8.10%, 5/15/2007                 432,000
      725,000      Russell Stanley Holdings,
                   Inc., Sr. Sub. Note,
                   10.875%, 2/15/2009                     634,375
                   TOTAL                                1,066,375
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   ECOLOGICAL SERVICES &
                   EQUIPMENT-2.4%
 $  6,400,000    1 Allied Waste North
                   America, Inc., Sr. Sub.
                   Note, 10.00%, 8/1/2009          $    5,728,000
                   ELECTRONICS-1.2%
      300,000    1 Fairchild Semiconductor
                   Corp., Sr. Sub. Note,
                   10.375%, 10/1/2007                     307,500
      400,000    1 SCG Holding
                   Corp./Semiconductor
                   Components Industries,
                   LLC, Sr. Sub. Note, 12.00%,
                   8/1/2009                               427,000
    2,025,000      Telecommunications
                   Techniques Co., LLC, Sr.
                   Sub. Note, 9.75%,
                   5/15/2008                            1,852,875
      350,000      Viasystems, Inc., Sr. Sub.
                   Note, 9.75%, 6/1/2007                  194,250
                   TOTAL                                2,781,625
                   FARMING & AGRICULTURE-0.1%
      225,000    1 Royster-Clark, Inc., 1st
                   Mtg. Note, 10.25%,
                   4/1/2009                               205,875
                   FOOD & DRUG RETAILERS-0.1%
      350,000      Community Distributors,
                   Inc., Sr. Note, 10.25%,
                   10/15/2004                             299,250
      750,000    2 Jitney-Jungle Stores of
                   America, Inc., Sr. Sub.
                   Note, 10.375%, 9/15/2007                 9,375
                   TOTAL                                  308,625
                   FOOD PRODUCTS-1.8%
    1,050,000      Agrilink Foods, Inc.,
                   Company Guarantee,
                   11.875%, 11/1/2008                   1,060,500
      500,000      Aurora Foods, Inc., Sr.
                   Sub. Note, 9.875%,
                   2/15/2007                              508,750
      550,000      Eagle Family Foods, Inc.,
                   Sr. Sub. Note, 8.75%,
                   1/15/2008                              420,750
    1,200,000      International Home Foods,
                   Inc., Sr. Sub. Note,
                   10.375%, 11/1/2006                   1,251,000
    1,100,000    1 Triarc Consumer Products
                   Group, LLC, Sr. Sub. Note,
                   10.75%, 2/15/2009                    1,058,750
                   TOTAL                                4,299,750
                   FOOD SERVICES-1.3%
      700,000      Advantica Restaurant
                   Group, Sr. Note, 11.25%,
                   1/15/2008                              532,000
      225,000      AmeriServe Food
                   Distribution, Inc., Sr.
                   Note, 8.875%, 10/15/2006               131,625
    2,000,000      AmeriServe Food
                   Distribution, Inc., Sr.
                   Sub. Note, 10.125%,
                   7/15/2007                              690,000
      800,000      Carrols Corp., 9.50%,
                   12/1/2008                              732,000
      925,000      Domino's, Inc., Company
                   Guarantee, 10.375%,
                   1/15/2009                              894,937
                   TOTAL                                2,980,562
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   FOREST PRODUCTS-0.7%
 $     50,000      Container Corp. of
                   America, Sr. Note, 11.25%,
                   5/1/2004                        $       52,375
      525,000      Packaging Corp. of
                   America, Sr. Sub. Note,
                   9.625%, 4/1/2009                       540,750
      100,000      Stone Container Corp., Sr.
                   Note, 11.50%, 10/1/2004                103,875
      800,000      Stone Container Corp., Sr.
                   Note, 12.58%, 8/1/2016                 856,000
                   TOTAL                                1,553,000
                   HEALTH CARE-3.9%
      900,000      CONMED Corp., Sr. Sub.
                   Note, 9.00%, 3/15/2008                 846,000
    1,200,000      Columbia/HCA Healthcare
                   Corp., Sr. Note, 6.91%,
                   6/15/2005                            1,092,336
    1,175,000      Dade International, Inc.,
                   Sr. Sub. Note, 11.125%,
                   5/1/2006                             1,157,375
      525,000      Everest Healthcare
                   Services Corp., Sr. Sub.
                   Note, 9.75%, 5/1/2008                  490,875
      525,000      Genesis Health Ventures,
                   Inc., Sr. Sub. Note, 9.25%,
                   10/1/2006                              217,875
      350,000      Genesis Health Ventures,
                   Inc., Sr. Sub. Note,
                   9.875%, 1/15/2009                      141,750
      450,000      Hanger Orthopedic Group,
                   Inc., Sr. Sub. Note,
                   11.25%, 6/15/2009                      464,625
      275,000      Hudson Respiratory Care,
                   Inc., Sr. Sub. Note,
                   9.125%, 4/15/2008                      221,375
    1,275,000      Kinetic Concepts, Inc.,
                   Company Guarantee, Sr.
                   Sub. Note, Series B,
                   9.625%, 11/1/2007                      949,875
      200,000      Tenet Healthcare Corp.,
                   Sr. Note, 7.625%, 6/1/2008             186,500
    1,700,000      Tenet Healthcare Corp.,
                   Sr. Note, 8.00%, 1/15/2005           1,644,750
      200,000      Tenet Healthcare Corp.,
                   Sr. Sub. Note, 8.125%,
                   12/1/2008                              190,500
    1,550,000      Tenet Healthcare Corp.,
                   Sr. Sub. Note, 8.625%,
                   1/15/2007                            1,499,625
      225,000    1 Unilab Corp., Sr. Sub.
                   Note, 12.75%, 10/1/2009                235,125
                   TOTAL                                9,338,586
                   HOTELS, MOTELS, INNS &
                   CASINOS-1.9%
      350,000      Courtyard by Marriott II
                   LP, Sr. Note, 10.75%,
                   2/1/2008                               345,625
    1,625,000      Florida Panthers Holdings,
                   Inc., Company Guarantee,
                   9.875%, 4/15/2009                    1,584,375
    2,000,000      HMH Properties, Inc., Sr.
                   Note, Series B, 7.875%,
                   8/1/2008                             1,810,000
      900,000      HMH Properties, Inc., Sr.
                   Note, Series C, 8.45%,
                   12/1/2008                              841,500
                   TOTAL                                4,581,500
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   INDUSTRIAL PRODUCTS &
                   EQUIPMENT-3.8%
  $   800,000      Amphenol Corp., Sr. Sub.
                   Note, 9.875%, 5/15/2007          $     836,000
      400,000    1 Blount, Inc., Sr. Sub.
                   Note, 13.00%, 8/1/2009                 424,000
      400,000      Cabot Safety Acquisition
                   Corp., Sr. Sub. Note,
                   12.50%, 7/15/2005                      410,000
      750,000      Continental Global Group,
                   Inc., Sr. Note, 11.00%,
                   4/1/2007                               393,750
      800,000      Euramax International PLC,
                   Sr. Sub. Note, 11.25%,
                   10/1/2006                              824,000
      400,000      Hexcel Corporation, Sr.
                   Sub. Note, 9.75%,
                   1/15/2009                              342,000
      600,000      ISG Resources, Inc., Sr.
                   Sub. Note, 10.00%,
                   4/15/2008                              513,000
      225,000      International Utility
                   Structures, Inc., Sr. Sub.
                   Note, 10.75%, 2/1/2008                 185,625
      350,000      Johnstown America
                   Industries, Inc., Sr. Sub.
                   Note, 11.75%, 8/15/2005                357,875
      375,000      Johnstown America
                   Industries, Inc., Sr. Sub.
                   Note, 11.75%, 8/15/2005                383,437
    1,075,000      MMI Products, Inc., Sr.
                   Sub. Note, 11.25%,
                   4/15/2007                            1,112,625
      850,000      Neenah Corp., Sr. Sub.
                   Note, 11.125%, 5/1/2007                790,500
      400,000      Neenah Corp., Sr. Sub.
                   Note, 11.125%, 5/1/2007                372,000
      500,000      Unifrax Investment Corp.,
                   Sr. Note, 10.50%,
                   11/1/2003                              505,000
    1,775,000      WESCO Distribution, Inc.,
                   Sr. Sub. Note, 9.125%,
                   6/1/2008                             1,677,375
                   TOTAL                                9,127,187
                   LEISURE & ENTERTAINMENT-
                   2.2%

    1,164,000      AMF Group, Inc., Sr. Sub.
                   Disc. Note, 0/12.25%,
                   3/15/2006                              389,940
    1,850,000      Premier Parks, Inc., Sr.
                   Disc. Note, 0/10.00%,
                   4/1/2008                             1,285,750
      250,000      Premier Parks, Inc., Sr.
                   Note, 9.25%, 4/1/2006                  246,875
    1,500,000      Premier Parks, Inc., Sr.
                   Note, 9.75%, 6/15/2007               1,509,375
    2,475,000      Regal Cinemas, Inc., Sr.
                   Sub. Note, 9.50%, 6/1/2008           1,930,500
                   TOTAL                                5,362,440
                   MACHINERY & EQUIPMENT-2.8%
      348,000      Alvey Systems, Inc., Sr.
                   Sub. Note, 11.375%,
                   1/31/2003                              363,660
      900,000      Clark Material Handling
                   Corp., Sr. Note, 10.75%,
                   11/15/2006                             283,500
      300,000      Columbus McKinnon Corp.,
                   Sr. Sub. Note, 8.50%,
                   4/1/2008                               259,500
      875,000      Fairchild Corp., Sr. Sub.
                   Note, 10.75%, 4/15/2009                748,125
      500,000      National Equipment
                   Services, Inc., Sr. Sub.
                   Note, 10.00%, 11/30/2004               503,750
      775,000      National Equipment
                   Services, Inc., Sr. Sub.
                   Note, Series C, 10.00%,
                   11/30/2004                             780,813
    1,000,000      NationsRent, Inc., Company
                   Guarantee, 10.375%,
                   12/15/2008                             982,500
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   MACHINERY & EQUIPMENT-
                   CONTINUED
  $ 1,575,000      United Rentals, Inc.,
                   Company Guarantee, 9.25%,
                   1/15/2009                        $   1,515,938
      850,000      United Rentals, Inc., Sr.
                   Sub. Note, 9.00%, 4/1/2009             803,250
      525,000      WEC Co., Sr. Note, 12.00%,
                   7/15/2009                              490,875
                   TOTAL                                6,731,911
                   METALS & MINING-0.6%
    1,025,000    1 AEI Holding Co., Inc., Sr.
                   Note, 10.50%, 12/15/2005               773,875
    1,000,000    1 AEI Resources, Inc., Sr.
                   Sub. Note, 11.50%,
                   12/15/2006                             655,000
                   TOTAL                                1,428,875
                   OIL & GAS-2.6%
    1,000,000      Continental Resources,
                   Inc., Sr. Sub. Note,
                   10.25%, 8/1/2008                       885,000
      300,000      DI Industries, Inc., Sr.
                   Note, 8.875%, 7/1/2007                 277,500
      700,000      Forest Oil Corp., Sr. Sub.
                   Note, 10.50%, 1/15/2006                719,250
      900,000      Pogo Producing Co., Sr.
                   Sub. Note, Series B,
                   10.375%, 2/15/2009                     931,500
    1,300,000      R&B Falcon Corp., Sr. Note,
                   12.25%, 3/15/2006                    1,443,000
      500,000      R&B Falcon Corp., Sr. Note,
                   Series B, 6.75%, 4/15/2005             447,500
      450,000      RBF Finance Co., Sr. Secd.
                   Note, 11.375%, 3/15/2009               486,000
      600,000      Triton Energy Corp., Sr.
                   Note, 8.75%, 4/15/2002                 604,500
      750,000      Universal Compression
                   Holdings, Inc., Sr. Disc.
                   Note, 0/9.875%, 2/15/2008              465,938
                   TOTAL                                6,260,188
                   PRINTING & PUBLISHING-0.3%
      725,000      Garden State Newspapers,
                   Inc., Sr. Sub. Note, 8.75%,
                   10/1/2009                              685,125
                   RETAILERS-0.2%
      525,000      Leslie's Poolmart, Inc.,
                   Sr. Note, 10.375%,
                   7/15/2004                              448,875
                   SERVICES-1.6%
      625,000      Coinmach Corp., Sr. Note,
                   11.75%, 11/15/2005                     646,875
    3,050,000      Crown Castle International
                   Corp., Sr. Disc. Note,
                   0/10.375%, 5/15/2011                 1,921,500
      500,000      Crown Castle International
                   Corp., Sr. Disc. Note,
                   0/11.25%, 8/1/2011                     315,000
      425,000      SITEL Corp., Sr. Sub. Note,
                   9.25%, 3/15/2006                       402,156
      550,000    1 URS Corp., Sr. Sub. Note,
                   12.25%, 5/1/2009                       578,875
                   TOTAL                                3,864,406
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   STEEL-0.9%
  $   600,000      Metals USA, Inc., Sr. Sub.
                   Note, 8.625%, 2/15/2008          $     567,000
      500,000      National Steel Corp., 1st
                   Mtg. Bond, 9.875%,
                   3/1/2009                               516,250
      550,000    1 Republic Technologies
                   International, Inc., Unit,
                   13.75%, 7/15/2009                      365,750
      450,000      Ryerson Tull, Inc., Note,
                   8.50%, 7/15/2001                       450,909
      325,000      Ryerson Tull, Inc., Sr.
                   Note, 9.125%, 7/15/2006                323,811
                   TOTAL                                2,223,720
                   SURFACE TRANSPORTATION-
                   2.1%

      650,000      Allied Holdings, Inc., Sr.
                   Note, 8.625%, 10/1/2007                578,500
      700,000   2  AmeriTruck Distribution
                   Corp., Sr. Sub. Note,
                   12.25%, 11/15/2005                      38,500
    1,000,000      Gearbulk Holding Ltd., Sr.
                   Note, 11.25%, 12/1/2004              1,032,500
      750,000      Railworks Corp., Sr. Sub.
                   Note, 11.50%, 4/15/2009                763,125
      750,000      Stena AB, Sr. Note, 8.75%,
                   6/15/2007                              618,750
    1,500,000      Stena AB, Sr. Note, 10.50%,
                   12/15/2005                           1,380,000
      300,000      Stena Line AB, Sr. Note,
                   10.625%, 6/1/2008                      181,500
      725,000      The Holt Group, Inc., Sr.
                   Note, 9.75%, 1/15/2006                 474,875
                   TOTAL                                5,067,750
                   TELECOMMUNICATIONS &
                   CELLULAR-24.2%
    1,000,000      American Cellular Corp.,
                   Sr. Note, 10.50%,
                   5/15/2008                            1,107,500
      500,000      Arch Communications, Inc.,
                   Sr. Note, Series B, 12.75%,
                   7/1/2007                               397,500
    1,850,000      Call-Net Enterprises,
                   Inc., Sr. Disc. Note,
                   0/8.94%, 8/15/2008                     920,375
    1,600,000      Call-Net Enterprises,
                   Inc., Sr. Disc. Note,
                   0/9.27%, 8/15/2007                     892,000
    1,150,000      Call-Net Enterprises,
                   Inc., Sr. Disc. Note,
                   0/10.80%, 5/15/2009                    557,750
      900,000      Centennial Cellular Corp.,
                   Sr. Sub. Note, 10.75%,
                   12/15/2008                             969,750
      900,000      Dolphin Telecom PLC, Sr.
                   Disc. Note, 0/14.00%,
                   5/15/2009                              418,500
      700,000      E.Spire Communications,
                   Inc., Sr. Disc. Note,
                   0/12.75%, 4/1/2006                     339,500
    4,800,000    1 Global Crossing Holdings
                   Ltd., Sr. Note, 9.50%,
                   11/15/2009                           4,770,000
      900,000      Hermes Europe Railtel
                   B.V., Sr. Note, 10.375%,
                   1/15/2009                              893,250
PRINCIPAL

AMOUNT                                                      VALUE
                   CORPORATE BONDS-continued
                   TELECOMMUNICATIONS &
                   CELLULAR-CONTINUED
 $  1,375,000      Hermes Europe Railtel
                   B.V., Sr. Note, 11.50%,
                   8/15/2007                        $   1,419,688
      375,000      ICG Holdings, Inc., Sr.
                   Disc. Note, 0/12.50%,
                   5/1/2006                               290,936
    1,625,000      Intermedia Communications,
                   Inc., Sr. Disc. Note,
                   0/11.25%, 7/15/2007                  1,210,625
    1,400,000      Intermedia Communications,
                   Inc., Sr. Disc. Note,
                   0/12.50%, 5/15/2006                  1,232,000
    1,250,000      Intermedia Communications,
                   Inc., Series B, Sr. Disc.
                   Note, 0/12.25%, 3/1/2009               756,250
      650,000      Intermedia Communications,
                   Inc., Sr. Note, 8.60%,
                   6/1/2008                               602,875
      450,000      Intermedia Communications,
                   Inc., Sr. Note, 8.875%,
                   11/1/2007                              423,000
    3,250,000      Level 3 Communications,
                   Inc., Sr. Disc. Note,
                   0/10.50%, 12/1/2008                  1,990,625
    2,775,000      Level 3 Communications,
                   Inc., Sr. Note, 9.125%,
                   5/1/2008                             2,639,719
    1,900,000      McLeod, Inc., Sr. Disc.
                   Note, 0/10.50%, 3/1/2007             1,567,500
      250,000      McLeod, Inc., Sr. Note,
                   8.125%, 2/15/2009                      233,125
      375,000      McLeod, Inc., Sr. Note,
                   8.375%, 3/15/2008                      354,375
      400,000      McLeod, Inc., Sr. Note,
                   9.25%, 7/15/2007                       402,000
      375,000      McLeod, Inc., Sr. Note,
                   9.50%, 11/1/2008                       379,688
      550,000      Metromedia Fiber Network,
                   Inc., Sr. Note, 10.00%,
                   12/15/2009                             563,750
    2,100,000      Millicom International
                   Cellular SA, Sr. Disc.
                   Note, 0/13.50%, 6/1/2006             1,743,000
    3,500,000      NEXTEL Communications,
                   Inc., Sr. Disc. Note,
                   0/10.65%, 9/15/2007                  2,660,000
    2,625,000    1 NEXTEL Communications,
                   Inc., Sr. Note, 9.375%,
                   11/15/2009                           2,592,188
      600,000      NEXTEL International,
                   Inc., Sr. Disc. Note,
                   0/12.125%, 4/15/2008                   356,766
      600,000      NEXTEL Partners, Inc., Sr.
                   Disc. Note, 0/14.00%,
                   2/1/2009                               405,000
    1,200,000      NEXTLINK Communications,
                   Inc., Sr. Disc. Note,
                   0/9.45%, 4/15/2008                     762,000
    1,875,000    1 NEXTLINK Communications,
                   Inc., Sr. Disc. Note,
                   0/12.125%, 12/1/2009                 1,101,563
    2,875,000      NEXTLINK Communications,
                   Inc., Sr. Disc. Note,
                   0/12.25%, 6/1/2009                   1,782,500
    1,000,000      NEXTLINK Communications,
                   Inc., Sr. Note, 9.00%,
                   3/15/2008                              957,500
      300,000      NEXTLINK Communications,
                   Inc., Sr. Note, 10.75%,
                   6/1/2009                               312,750
      975,000      Paging Network, Inc., Sr.
                   Sub. Note, 10.00%,
                   10/15/2008                             307,125
      300,000      Pathnet, Inc., Unit,
                   12.25%, 4/15/2008                      187,500
      900,000      PSINet, Inc., Sr. Note,
                   10.00%, 2/15/2005                      895,500
    1,100,000      PSINet, Inc., Sr. Note,
                   11.00%, 8/1/2009                     1,133,000
PRINCIPAL
AMOUNT

OR SHARES                                                   VALUE
                   CORPORATE BONDS-continued
                   TELECOMMUNICATIONS &
                   CELLULAR-CONTINUED
 $    750,000      PSINet, Inc., Sr. Note,
                   11.50%, 11/1/2008               $      787,500
    1,375,000      Qwest Communications
                   International, Inc., Sr.
                   Disc. Note, 0/9.47%,
                   10/15/2007                           1,113,750
    1,750,000      Rogers Cantel Mobile,
                   Inc., Sr. Sub. Note, 8.80%,
                   10/1/2007                            1,776,250
      650,000      Telesystem International
                   Wireless, Inc., Sr. Disc.
                   Note, 0/10.50%, 11/1/2007              360,750
    1,525,000      Telesystem International
                   Wireless, Inc., Sr. Disc.
                   Note, 0/13.25%, 6/30/2007              983,625
    1,650,000      Teligent AB, Sr. Disc.
                   Note, 0/11.50%, 3/1/2008               998,250
    1,000,000      Teligent AB, Sr. Note,
                   11.50%, 12/1/2007                      985,000
    1,575,000      Triton PCS, Inc., Sr. Disc.
                   Note, 0/11.00%, 5/1/2008             1,126,125
    1,025,000    1 US Unwired, Inc., Sr. Disc.
                   Note, 0/13.375%, 11/1/2009             599,625
      725,000      US Xchange, LLC, Sr. Note,
                   15.00%, 7/1/2008                       697,813
      250,000      USA Mobile Communications,
                   Inc., Sr. Note, 9.50%,
                   2/1/2004                               205,313
      650,000    1 Verio, Inc., Sr. Note,
                   10.625%, 11/15/2009                    666,250
      475,000      Verio, Inc., Sr. Note,
                   11.25%, 12/1/2008                      501,125
      500,000      Viatel, Inc., Sr. Note,
                   11.50%, 3/15/2009                      510,000
      850,000      Viatel, Inc., Unit,
                   0/12.50%, 4/15/2008                    539,750
      825,000      Viatel, Inc., Unit,
                   11.25%, 4/15/2008                      833,250
    2,900,000    1 Voicestream Wireless
                   Holding Corp., Sr. Disc.
                   Note, 0/11.875%,
                   11/15/2009                           1,761,750
      200,000    1 Voicestream Wireless
                   Holding Corp., Sr. Note,
                   10.375%, 11/15/2009                    207,000
    1,250,000      Williams Communications
                   Group, Inc., Sr. Note,
                   10.875%, 10/1/2009                   1,315,625
    1,250,000      WinStar Communications,
                   Inc., Sr. Sub. Defd. Deb.,
                   0/11.00%, 3/15/2008                  1,281,250
                   TOTAL                               57,778,674
                   UTILITIES-0.1%
      150,000      CMS Energy Corp., Sr. Note,
                   7.50%, 1/15/2009                       138,818
                   TOTAL CORPORATE BONDS
                   (IDENTIFIED COST
                   $237,324,759)                      216,626,212
                   PREFERRED STOCKS-3.6%
                   BANKING-0.1%
       10,000      California Federal
                   Preferred Capital Corp.,
                   REIT Perpetual Pfd. Stock,
                   Series A, $2.28                        225,625
SHARES                                                      VALUE
                   PREFERRED STOCKS-continued
                   BROADCAST RADIO & TV-1.0%
          600      Benedek Communications
                   Corp., Sr. Exchangeable

                   PIK                             $      483,000
        6,655      Capstar Broadcasting
                   Partners, Inc., Sr. Pfd.,
                   $12.00                                 780,299
          381      Cumulus Media, Inc.,
                   Cumulative Sr. Red. Pfd.
                   Stk., Series A, $3.44                  428,229
        7,300      Sinclair Broadcast Group,
                   Inc., Cumulative Pfd.,
                   $11.63                                 744,600
                   TOTAL                                2,436,128
                   CABLE TELEVISION-0.4%
          947      Pegasus Communications
                   Corp., Cumulative PIK

                   Pfd., Series A, 12.75%               1,046,435
                   FOOD SERVICES-0.0%
        4,238      Nebco Evans Holding Co.,
                   Exchangeable Pfd. Stock                 23,309
                   FOREST PRODUCTS-0.1%
        1,851      Packaging Corp. of
                   America, Sr. Exchangeable

                   PIK                                    203,610
                   HEALTH CARE-0.1%
        2,073      River Holding Corp., Sr.
                   Exchangeable PIK                       129,923
                   INDUSTRIAL PRODUCTS &
                   EQUIPMENT-0.1%
          150      Fairfield Manufacturing
                   Co., Inc., Cumulative

                   Exchangeable Pfd. Stock                149,250
           18    1 International Utility
                   Structures, Inc., Unit                  14,985
          100    1 International Utility
                   Structures, Inc., Unit,
                   $13.00                                  85,500
                   TOTAL                                  249,735
                   OIL & GAS-0.2%
          544      R&B Falcon Corp., PIK Pfd.,
                   13.875%                                576,640
                   PRINTING & PUBLISHING-1.2%
       13,250      Primedia, Inc., Cumulative
                   Pfd., Series D, $10.00               1,308,438
        2,000      Primedia, Inc.,
                   Exchangeable Pfd. Stock,
                   Series H, $2.16                        175,000
       14,400      Primedia, Inc., Pfd.,
                   $9.20                                1,350,000
                   TOTAL                                2,833,438
                   TELECOMMUNICATIONS &
                   CELLULAR-0.4%
          626      NEXTEL Communications,
                   Inc., Cumulative PIK Pfd.,
                   Series D, 13.00%                       679,210
          145      NEXTEL Communications,
                   Inc., Exchangeable Pfd.
                   Stock, Series E                        147,464
                   TOTAL                                  826,674
                   TOTAL PREFERRED STOCKS
                   (IDENTIFIED COST
                   $8,897,635)                          8,551,517
SHARES OR

PRINCIPAL

AMOUNT                                                      VALUE
                   COMMON STOCKS-0.1%
                   BUSINESS EQUIPMENT &
                   SERVICES-0.0%
          300 1, 2 Electronic Retailing
                   Systems International,
                   Inc., Warrants                   $         300
                   CABLE TELEVISION-0.0%
          200 1, 2 Australis Holdings

                   Property Ltd., Warrants                      0
        1,650    2 Diva Systems Corp.,
                   Warrants                                13,200
        1,175    2 UIH Australia/Pacific,
                   Warrants                                35,250
                   TOTAL                                   48,450
                   CHEMICALS & PLASTICS-0.0%
          425    2 Sterling Chemicals

                   Holdings, Inc., Warrants                 6,800
                   METALS & MINING-0.0%
       23,013    2 Royal Oak Mines, Inc.  0
                   OIL & GAS-0.0%
          275 1, 2 R&B Falcon Corp., Warrants              34,356
                   PRINTING & PUBLISHING-0.0%
           50    2 Affiliated Newspaper

                   Investments, Inc.                        8,000
                   STEEL-0.0% 100 1, 2 Bar Technologies, Inc.,

                   Warrants                                 2,000
                   TELECOMMUNICATIONS &
                   CELLULAR-0.1%
          800 1, 2 MetroNet Communications

                   Corp., Warrants                         68,000
          300 1, 2 Pathnet, Inc., Warrants                  3,037
                   TOTAL                                   71,037
                   TOTAL COMMON STOCKS
                   (IDENTIFIED COST $87,435)              170,943
                   REPURCHASE AGREEMENT-3.9%
                   3

  $ 9,440,000      Bank of America, 3.15%,
                   dated 12/31/1999, due
                   1/3/2000 (at amortized
                   cost)                                9,440,000
                   TOTAL INVESTMENTS
                   (IDENTIFIED COST
                   $255,749,829) 4                  $ 234,788,672

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 1999, these securities amounted to $30,107,936 which represents 12.6% of net assets.

2 Non-income producing security.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $255,752,354. The net unrealized depreciation of investments on a federal tax basis amounts to $20,963,682 which is comprised of $2,539,046 appreciation and $23,502,728 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($239,088,466) at December 31, 1999.

The following acronyms are used throughout this portfolio:

GTD  -Guaranteed
HDA  -Hospital Development Authority
PIK  -Payment in Kind
REIT -Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$255,749,829 and tax
cost $255,752,354)                           $ 234,788,672
Cash                                                 2,032
Income receivable                                4,380,908
Receivable for shares sold                         177,986
Prepaid expenses                                       681
TOTAL ASSETS                                   239,350,279
LIABILITIES:
Payable for shares

redeemed                       $ 200,675
Accrued expenses                  61,138
TOTAL LIABILITIES                                  261,813
Net assets for 23,338,453
shares outstanding                           $ 239,088,466
NET ASSETS CONSIST OF:
Paid-in capital                              $ 241,198,154
Net unrealized
depreciation of
investments                                    (20,961,157)
Accumulated net realized
loss on investments                             (1,871,314)
Undistributed net
investment income                               20,722,783
TOTAL NET ASSETS                             $ 239,088,466
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$239,088,466 / 23,338,453
shares outstanding                                  $10.24

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends                                      $     892,330
Interest                                          21,883,223
TOTAL INCOME                                      22,775,553
EXPENSES:
Investment adviser fee         $ 1,369,582
Administrative personnel
and services fee                   171,886
Custodian fees                      15,469
Transfer and dividend
disbursing agent fees and
expenses                            91,865
Directors'/Trustees' fees            3,126
Auditing fees                       14,162
Legal fees                           8,666
Portfolio accounting fees           70,771
Share registration costs             9,733
Printing and postage                33,818
Insurance premiums                   1,555
Miscellaneous                       10,223
TOTAL EXPENSES                                     1,800,856
Net investment income                             20,974,697
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on
investments                                       (1,765,588)
Net change in unrealized
depreciation of
investments                                      (13,913,922)
Net realized and
unrealized loss on
investments                                      (15,679,510)
Change in net assets
resulting from operations                      $   5,295,187

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED DECEMBER 31                     1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income            $   20,974,697       $  16,803,523
Net realized gain (loss) on
investments ($(1,810,599)
and $1,457,218,
respectively, as computed
for federal tax purposes)            (1,765,588)          1,535,155
Net change in unrealized
depreciation of
investments                         (13,913,922)        (13,361,235)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS             5,295,187           4,977,443
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net

investment income                   (17,123,350)         (4,060,123)
Distributions from net
realized gains on
investments                          (1,456,394)         (1,101,291)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                     (18,579,744)         (5,161,414)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              194,221,449         140,016,075
Net asset value of shares
issued to shareholders in
payment of
distributions declared               18,579,744           5,161,412
Cost of shares redeemed            (172,718,406)        (88,866,908)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         40,082,787          56,310,579
Change in net assets                 26,798,230          56,126,608
NET ASSETS:
Beginning of period                 212,290,236         156,163,628
End of period (including
undistributed net
investment income of
$20,722,783 and
$16,871,436, respectively)       $  239,088,466       $ 212,290,236

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED DECEMBER 31            1999               1998
1997              1996               1995
NET ASSET VALUE, BEGINNING
OF PERIOD                       $10.92             $10.95
$10.24            $  9.79            $ 8.87
INCOME FROM INVESTMENT
OPERATIONS

Net investment income             0.88               0.87
0.88               0.88              0.85
Net realized and
unrealized gain (loss) on
investments                      (0.63)             (0.57)
0.48               0.45              0.89
TOTAL FROM INVESTMENT
OPERATIONS                        0.25               0.30
1.36               1.33              1.74
LESS DISTRIBUTIONS:
Distributions from net

investment income                (0.86)             (0.26)
(0.61)             (0.88)            (0.82)
Distributions from net
realized gain on
investments                      (0.07)             (0.07)
(0.04)                 -                 -
TOTAL DISTRIBUTIONS              (0.93)             (0.33)
(0.65)             (0.88)            (0.82)
NET ASSET VALUE, END OF
PERIOD                          $10.24             $10.92
$10.95             $10.24            $ 9.79
TOTAL RETURN 1                    2.31%              2.70%
13.83%             14.31%            20.38%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          0.79%              0.78%
0.80%              0.80%             0.80%
Net investment income             9.20%              9.01%
8.70%              9.23%             9.27%
Expenses
waiver/reimbursement 2               -                  -
0.09%              0.59%             3.40%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $239,088           $212,290
$156,164            $66,043           $20,165
Portfolio turnover                  34%                27%
52%                51%               48%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an

integral part of the
Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective is to seek high current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed corporate bonds, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which there are no market quotations are valued at fair value according to procedures adopted by the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 1999, The Fund, for federal tax purposes, had a capital loss carryforward of $1,810,599, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2007.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

YEAR ENDED DECEMBER 31               1999           1998
Shares sold                    18,623,857     12,858,666
Shares issued to
shareholders in payment of
distributions declared          1,803,983        469,646
Shares redeemed               (16,532,486)    (8,146,880)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              3,895,354      5,181,432

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 1999, were as follows:

Purchases   $   101,413,988
Sales       $    72,934,095

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 11, 2000

Trustees 1

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE
Chairman

J. CHRISTOPHER DONAHUE
President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

Federated High Income Bond Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

ANNUAL REPORT

DECEMBER 31, 1999

[Graphic]
Federated
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313916306

G00844-01 (2/00)

[Graphic]


ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated International Equity Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's international stock holdings and financial statements.

The fund brings you long-term growth opportunities through a broadly diversified portfolio of stocks issued by companies throughout the world. 1 Investing in international stocks can smooth out periodic ups and downs in U.S. stock performance, because international markets respond to different influences than U.S. markets.

It was a strong, much improved year for international stocks. The fund's positions in key countries and strong security selection produced an outstanding total return of 84.88%. 2 Contributing to the total return was a net asset value increase from $15.39 to $27.64 and capital gains distributions totaling $0.45 per share. At the end of the 12-month reporting period, total net assets doubled to reach $105 million.

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to participate in the long-term growth opportunities of international stocks. We hope you are pleased with your progress and look forward to keeping you informed.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

The growth of the international equity markets for most of 1999 was driven by technology, media and telecommunication stocks. This growth was seen throughout Western Europe, while in Asia, countries such as Hong Kong, Korea and Japan were the primary beneficiaries of the technology boom.

In Western Europe, large blue-chip names like Alcatel and Siemens were both turnaround stories and technology plays. In telecommunications, new entrants such as Energis and Colt continued to rally, while incumbent telecom carriers reversed the prior year of underperformance. At the same time, investors realized that many had hidden assets such as Internet and wireless subsidiaries. We also saw more mergers and acquisitions activity in the telecommunications sector, as Vodafone made a hostile bid for Mannesman. Finally, the wireless handset theme continued to gain momentum through not only Nokia and Ericcson, but also through many of their component suppliers such as ST Microelectronics and Perlos.

The Asia Pacific markets, as measured by the Morgan Stanley Capital International Combined Asia Pacific Index, 1 continued to rally. This rally was attributable to three factors: 1) The technology theme which has been so prevalent in the U.S. and Europe; 2) The continued evidence of economic turnaround and corporate restructuring in Japan; and 3) Continued focus on "New Japan" names like Softbank and Sony.

1 The Morgan Stanley Capital International Combined Asia Pacific Index is a market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. The Morgan Stanley Capital International Europe, Australia and Far East Index is a market capitalization-weighted foreign securities index widely used to measure the performance of the European, Australian, New Zealand, and Far Eastern stock markets. These indexes are unmanaged, and investments cannot be made in an index.

INVESTMENT REVIEW

International equity markets, as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index) 1 showed good appreciation. Markets in Europe were driven by the technology, telecommunication and media sectors, while anecdotal evidence of economic bottoming in Japan helped that market recover strongly. Japan also benefited from the expectation of company restructuring, mergers and acquisitions and the emergence of "New Japan" companies, with western- style goals and business practices. In Western Europe, the economies throughout Euro-land showed signs of economic improvement, while the currency weakened against the U.S. dollar, due to expected growing pains. In Eastern Europe, Greece was the big winner, given the convergence theme in front of acceptance into the European Community. In Asia, economic recovery, plus fund flow into technology in Hong Kong, Singapore and Korea helped drive those markets higher.

PERFORMANCE OF THE FUND

For the fiscal year ended December 31, 1999, the fund produced a total return of 84.88%. 2 This return was far higher than the 26.96% return of the fund's benchmark, the EAFE Index, for the same period. Additionally, the fund's return was 44.08% higher than the average return of the 501 international equity funds tracked by Lipper Analytical Services, Inc.,

40.81%.3

The fund's performance was due primarily to being overweight technology, media and telecommunication names while underweight financials and pharmaceuticals. In addition, our overweight exposure to Japan also helped establish solid returns for the fund. Finally, in the fourth quarter, we found good growth opportunities in Korea, Singapore and Hong Kong in the same sectors.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

NOTABLE BUYS

Recent purchases in the fund include:

ALCATEL (1.08%) manufactures and distributes telecommunication equipment globally. The growth for the business is its leading share in ADSL technology, which increases the bandwidth of copper phone lines.

SONY (2.74%)-Electronics conglomerate with content, distribution and electronic equipment expertise. The launch of Playstation 2 in March 2000 in Japan should also be a big winner for the company.

ASM LITHOGRAPHY (0.96%)-Leading maker of semiconductor production equipment. The company is well positioned to capitalize on the increased capital expenditure trend seen in the U.S. and Asia.

OUTLOOK

We continue to stress that stock selection remains a critical part of our investment process. With that, we continue to remain bullish on technology, telecommunications and media on a global basis.

Key themes within technology include finding situations which are leveraged to the growth in mobile handsets, growth in bandwidth capital expenditures, and a new round of information technology spending as the Year 2000 overhang is behind us.

We also continue to remain bullish regarding the economic recovery in Asia and Japan. However, the early part of the year could see the Asian markets of Hong Kong, Korea and Japan correct themselves, given outperformance in 1999 and interest rate fears in the U.S. Nonetheless, we remain bullish over the longer term due to progress in corporate restructuring, economic rebound and accelerating earnings growth in these markets.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 3,616,683 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.




                                                  SHARES
                                    SHARES        WITHHELD
                                    VOTED FOR     AUTHORITY
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield, Jr.           240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,294,754   132,171         189,589


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,286,091   140,833         189,589


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,293,331   133,594         189,589


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,286,091   140,833         189,589


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,294,754   132,171         189,589


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,286,091   140,833         189,589


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,279,087   147,838         189,589


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,288,852   138,073         189,589


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,283,539   143,385         189,589


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




SHARES      SHARES VOTED    SHARES
VOTED FOR   AGAINST         ABSTAINING
3,177,308   218,067         221,139


GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND II

"Graphic representation "E" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999
1 Year                          84.88%
Start of Performance (5/8/95)   25.39%


The graph above illustrates the hypothetical investment of $10,000 1 in Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 1999, compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

DECEMBER 31, 1999




                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-92.2%
                AUSTRALIA-1.6%
                BUSINESS & PUBLIC
                SERVICES-0.1%
      150,100 1 LibertyOne Ltd.                 $     165,548
                ELECTRICAL & ELECTRONICS-
                0.4%

       76,800   ERG Ltd.                              431,084
                HEALTH & PERSONAL CARE-
                0.3%

       65,000   Sonic Healthcare Ltd.                 305,108
                TELECOMMUNICATIONS-0.8%
      402,500 1 Davnet Ltd.                           607,755
      381,900 1 Westel Group Ltd.                     205,588
                TOTAL                                 813,343
                TOTAL AUSTRALIA                     1,715,083
                BELGIUM-0.4%
                TELECOMMUNICATIONS-0.4%
       13,350 1 Global TeleSystems Group,
                Inc.                                  462,244
          196 1 Telinfo SA                                  2
                TOTAL BELGIUM                         462,246
                CANADA-8.7%
                BUSINESS & PUBLIC
                SERVICES-3.3%
       19,850 1 CYBERplex, Inc.                       250,961
       85,600 1 Descartes Systems Group
                Inc.                                1,882,785
       63,200 1 Mosaic Group Inc.                     490,364
       13,600   Onex Corp.                            492,276
       14,500 1 Zi Corporation                        304,500
                TOTAL                               3,420,886
                ELECTRICAL & ELECTRONICS-
                1.4%

       10,300   Nortel Networks Corp.               1,040,703
        9,000 1 Research in Motion Ltd.               415,864
                TOTAL                               1,456,567
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-1.1%
        5,100 1 Certicom Corp.                        303,845
        5,360 1 JDS Uniphase Corp.                    864,635
                TOTAL                               1,168,480
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                CANADA-continued
                FOREST PRODUCTS & PAPER-
                0.2%

       16,400   Canfor Corp.                   $      192,006
       25,400 1 International Forest
                Products Ltd., Class A                 69,505
                TOTAL                                 261,511
                OIL & NATURAL GAS-0.1%
       12,100 1 Ulster Petroleums Ltd.                107,714
                TELECOMMUNICATIONS-2.6%
       28,700 1 CGI Group, Inc., Class A            1,227,728
       42,000 1 Telesystem International
                Wireless, Inc.                      1,544,995
                TOTAL                               2,772,723
                TOTAL CANADA                        9,187,881
                DENMARK-0.6%
                HEALTH & PERSONAL CARE-
                0.6%

        4,950   Novo-Nordisk, Class B                 656,525
                FINLAND-1.2%
                BUSINESS & PUBLIC
                SERVICES-0.1%
        1,500 1 Comptel Oyj                           105,530
                ELECTRICAL & ELECTRONICS-
                0.4%

        2,600   Nokia Oyj                             471,440
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-0.7%
       22,200 1 Perlos Oyj                            782,711
                TOTAL FINLAND                       1,359,681
                FRANCE-5.7%
                AEROSPACE & MILITARY
                TECHNOLOGY-0.5%
       15,500   Thomson CSF                           511,980
                BROADCASTING & PUBLISHING-
                1.8%

        2,400   Canal Plus                            349,349
          400   M6 Metropole Television               198,246
        2,640   Tf1 - Tv Francaise                  1,382,890
                TOTAL                               1,930,485
                BUILDING MATERIALS &
                COMPONENTS-0.3%
        4,200   Ciments Francais, Class A             285,372
                ELECTRICAL & ELECTRONICS-
                1.1%

        4,925   Alcatel                             1,131,153
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                FRANCE-continued
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-1.6%
       18,888 1 Wavecom SA                     $    1,664,847
                MULTI-INDUSTRY-0.4%
        7,000   Lagardere S.C.A.                      380,778
                TOTAL FRANCE                        5,904,615
                GERMANY-7.3%
                BANKING-0.6%
       18,495   Baader

                Wertpapierhandelsbank AG              590,601
                BUSINESS & PUBLIC
                SERVICES-1.7%
        2,860 1 GfK AG                                115,241
        6,050   Intershop Communications
                AG                                  1,706,450
                TOTAL                               1,821,691
                ELECTRICAL & ELECTRONICS-
                0.8%

        6,900   Siemens AG                            877,875
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-0.8%
        6,100 1 Epcos AG                              457,790
        6,850 1 Singulus Technologies AG              420,921
                TOTAL                                 878,711
                FINANCIAL SERVICES-0.7%
        6,430 1 Consors Discount Broker AG            537,612
        1,650   DIS Deutsche Industrie
                Service                               136,294
                TOTAL                                 673,906
                MACHINERY & ENGINEERING-
                0.7%

        4,800   Aixtron AG                            675,972
                TELECOMMUNICATIONS-1.4%
        3,429   Mannesmann AG                         827,281
       11,750 1 Telegate AG                           681,774
                TOTAL                               1,509,055
                WHOLESALE & INTERNATIONAL
                TRADE-0.6%
        6,800   Medion AG                             609,648
                TOTAL GERMANY                       7,637,459
                GREECE-0.1%
                TELECOMMUNICATIONS-0.1%
        4,038   Tiletypos SA                          101,042
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                HONG KONG-4.3%
                BROADCASTING & PUBLISHING-
                0.4%

       58,500   Television Broadcasting        $      398,855
                BUSINESS & PUBLIC
                SERVICES-0.7%
      732,000   Hanny Holdings                        692,121
                MULTI-INDUSTRY-1.3%
    2,904,000   E-New Media Co. Ltd.                1,410,252
                TECHNOLOGY-0.4%
      168,000 1 Pacific Century CyberWorks
                Ltd.                                  390,094
                TELECOMMUNICATIONS-1.5%
    1,402,000   CCT Telecom Holdings Ltd.           1,046,066
       92,000 1 China Telecom (Hong Kong)
                Ltd.                                  574,001
                TOTAL                               1,620,067
                TOTAL HONG KONG                     4,511,389
                INDIA-1.0%
                BUSINESS & PUBLIC
                SERVICES-0.7%
       24,800   Pentafour Software &
                Export Ltd.                           761,388
                TELECOMMUNICATIONS-0.3%
       12,500   Global Tele-Systems Ltd.              275,862
                TOTAL INDIA                         1,037,250
                IRELAND-0.2%
                TRANSPORTATION - AIRLINES-
                0.2%

        2,900 1 Ryanair Holdings PLC, ADR             159,863
                ISRAEL-0.7%
                ELECTRICAL & ELECTRONICS-
                0.7%
       22,700 1 Orckit Communications,
                Ltd.                                  778,894
                ITALY-0.9%
                AUTOMOBILES-0.5%
       22,500   Pininfarina SPA                       546,235
                RECREATION, OTHER CONSUMER
                GOODS-0.4%
       41,950   Bulgari SPA                           376,944
                TOTAL ITALY                           923,179
                JAPAN-32.9%
                APPLIANCES & HOUSEHOLD
                DURABLES-4.6%
       75,000   Sharp Corp.                         1,919,595
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                JAPAN-continued
                APPLIANCES & HOUSEHOLD
                DURABLES-CONTINUED
        9,700   Sony Corp.                     $    2,876,676
                TOTAL                               4,796,271
                BANKING-0.5%
       24,000   Suruga Bank, Ltd.                     334,736
       52,000   Toyo Trust & Banking                  213,761
                TOTAL                                 548,497
                BROADCASTING & PUBLISHING-
                1.2%

        6,000   Nippon Broadcasting System            522,658
          630   Nippon TV Network                     739,943
                TOTAL                               1,262,601
                BUSINESS & PUBLIC
                SERVICES-4.2%
       14,600   Capcom Co. Ltd.                       778,800
        4,400   Csk Corp.                             714,887
       18,500   Daiwabo Information System
                Co., Ltd.                             415,557
        6,000   ISB Corp.                             204,072
        1,000 1 InterQ Inc.                           577,469
        3,000   Konami Co. Ltd.                       535,872
        1,200   Softbank Corp.                      1,148,674
                TOTAL                               4,375,331
                DATA PROCESSING &
                REPRODUCTION-1.3%
       13,000   Canon, Inc.                           516,590
       19,000   Fujitsu Ltd.                          866,595
                TOTAL                               1,383,185
                ELECTRICAL & ELECTRONICS-
                4.4%

        3,000   Alpha Systems Inc.                    631,301
        7,100   Komatsu Electronic Metals
                Co., Ltd.                              56,983
        5,000   Matsushita Communication            1,321,327
       55,000   NEC Corp.                           1,310,806
          900   Obic Co. Ltd.                         637,761
       26,000   Yokowo, Co. Ltd.                      648,918
                TOTAL                               4,607,096
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-5.0%
        9,000   Kinseki                                95,576
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                JAPAN-continued
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-CONTINUED
        3,100   Kyocera Corp.                  $      804,052
       12,000   Megachips Corp.                       768,132
        6,000   Murata Manufacturing Co.
                Ltd.                                1,409,416
       37,000   Nikon Corp.                         1,086,425
       18,000   Taiyo Yuden Co.                     1,067,632
                TOTAL                               5,231,233
                FINANCIAL SERVICES-3.3%
       69,000   Daiwa Securities Group,
                Inc.                                1,079,877
      202,000 1 New Japan Securities Co.              504,160
       96,000   Nikko Securities Co. Ltd.           1,214,916
       84,000   Toho Bank Ltd.                        387,237
      112,000   Wako Securities Co. Ltd.              297,074
                TOTAL                               3,483,264
                INDUSTRIAL COMPONENTS-2.6%
      115,000   Furukawa Electric                   1,744,641
       12,000   Hosiden Corp.                         770,481
       22,000   Sumitomo Electric
                Industries                            254,302
                TOTAL                               2,769,424
                LEISURE & TOURISM-0.2%
       22,000   Japan Airport Terminal                204,561
                MACHINERY & ENGINEERING-
                0.8%

        6,400   Fuji Machine Manufacturing
                Co.                                   516,159
       30,000   Fujitec Co.                           300,969
                TOTAL                                 817,128
                MERCHANDISING-0.4%
        6,100   Paris Miki, Inc.                      438,230
                RECREATION, OTHER CONSUMER
                GOODS-1.8%
       15,000   Bandai Co. Ltd.                       477,146
        3,000   Nintendo Co., Ltd.                    498,581
       27,300   Sega Enterprises                      868,406
                TOTAL                               1,844,133
                TELECOMMUNICATIONS-1.7%
           14   Japan Telecom Co., Ltd.               561,809
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                JAPAN-continued
                TELECOMMUNICATIONS-
                CONTINUED

        3,300   Kokusai Den (Kdd)              $      457,355
           21   NTT Mobile Communication
                Network, Inc.                         807,771
                TOTAL                               1,826,935
                WHOLESALE & INTERNATIONAL
                TRADE-0.9%
      230,000   Marubeni Corp.                        965,743
                TOTAL JAPAN                        34,553,632
                KOREA -4.2%
                APPLIANCES & HOUSEHOLD
                DURABLES-0.5%
        2,100   Samsung Electronics Co.               491,942
                BUSINESS & PUBLIC
                SERVICES-0.6%
          100 1 HandySoft Corp.                        81,990
       18,700 1 Turbo Tek Co. Ltd.                    587,103
                TOTAL                                 669,093
                ENERGY EQUIPMENT &
                SERVICES-0.4%
       12,800   SK Corp.                              387,776
                SOFTWARE-1.8%
       41,100 1 Haansoft, Inc.                      1,903,884
                TELECOMMUNICATIONS-0.9%
        1,300 1 Korea Thrunet Co. Ltd.,
                Class A                                88,238
          225   SK Telecom Co. Ltd.                   806,473
                TOTAL                                 894,711
                TOTAL KOREA                         4,347,406
                NETHERLANDS-6.7%
                BROADCASTING & PUBLISHING-
                1.1%

       21,800   VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven

                Verenigd Bezit                      1,145,994
                BUSINESS & PUBLIC
                SERVICES-1.0%
        6,463 1 Equant NV, ADR                        723,856
        5,750 1 KPNQwest NV                           366,562
                TOTAL                               1,090,418
                ELECTRICAL & ELECTRONICS-
                3.1%

        8,900 1 ASM Lithography Holding

                NV, ADR                             1,012,375
       11,650 1 BE Semiconductor

                Industries NV                         167,233
        3,050   Koninklijke (Royal)
                Philips Electronics NV                414,776
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                NETHERLANDS-continued
                ELECTRICAL & ELECTRONICS-
                CONTINUED

        9,080   STMicroelectronics NV          $    1,397,621
       18,500 1 Toolex International NV               307,493
                TOTAL                               3,299,498
                TELECOMMUNICATIONS-1.5%
        1,200   OpenTV Corp. ADR                       96,300
        4,000 1 United Pan-Europe
                Communications NV                     511,734
        7,367 1 United Pan-Europe
                Communications NV, ADR                939,293
                TOTAL                               1,547,327
                TOTAL NETHERLANDS                   7,083,237
                NORWAY-0.2%
                TELECOMMUNICATIONS-0.2%
       13,200 1 Tandberg Television                   182,978
                SINGAPORE-2.2%
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-1.0%
      399,000   GES International Ltd.                431,222
      119,000   Natsteel Electronics Ltd.             628,760
                TOTAL                               1,059,982
                MACHINERY & ENGINEERING-
                0.5%

      278,000   OMNI Industries                       504,089
                REAL ESTATE-0.7%
      366,000   DBS Land Ltd.                         720,792
                TOTAL SINGAPORE                     2,284,863
                SPAIN-0.4%
                BROADCASTING & PUBLISHING-
                0.4%

        7,090 1 Sogecable SA                          452,810
                INDUSTRIAL COMPONENTS-0.0%
          500 1 Jazztel PLC, ADR                       32,563
                TOTAL SPAIN                           485,373
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                SWEDEN-2.6%
                DATA PROCESSING &
                REPRODUCTION-0.3%
        6,800 1 Modern Times Group MTG AB,
                Class B                        $      337,243
                ELECTRICAL & ELECTRONICS-
                0.8%

       12,300   Telefonaktiebolaget LM

                Ericsson                              790,704
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-0.9%
        7,900 1 HiQ International AB                  505,994
       26,550 1 Readsoft AB                           483,635
                TOTAL                                 989,629
                INDUSTRIAL COMPONENTS-0.6%
       30,300   Allgon AB, Class B                    601,798
                TOTAL SWEDEN                        2,719,374
                SWITZERLAND-0.8%
                BUSINESS & PUBLIC
                SERVICES-0.6%
          110 1 Agefi Groupe SA                        42,140
          555   Publigroupe SA                        548,970
                TOTAL                                 591,110
                WHOLESALE & INTERNATIONAL
                TRADE-0.2%
        1,215 1 Charles Voegele Holding AG            218,231
                TOTAL SWITZERLAND                     809,341
                TAIWAN -1.4%
                ELECTRICAL & ELECTRONICS-
                0.3%

       14,700 1 Advanced Semiconductor

                Engineering Inc., GDR                 287,753
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-1.1%
        1,950 1 Macronix International Co.
                Ltd., ADR                              37,294
       24,723 1 Taiwan Semiconductor
                Manufacturing Co. ADR               1,112,535
                TOTAL                               1,149,829
                TOTAL TAIWAN                        1,437,582
                                                    VALUE IN
SHARES                                          U.S. DOLLARS
                COMMON STOCKS-continued
                THAILAND-0.3%
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-0.3%
       69,600   Hana Microelectronics Co.
                Ltd.                           $      334,464
                UNITED KINGDOM-7.3%
                BROADCASTING & PUBLISHING-
                0.5%

       32,000   British Sky Broadcasting

                Group PLC                             516,896
                DATA PROCESSING &
                REPRODUCTION-1.2%
      145,300 1 Imagination Technologies

                Group PLC                             955,242
        7,300   Psion PLC                             306,584
                TOTAL                               1,261,826
                ELECTRICAL & ELECTRONICS-
                0.1%

        4,250   Filtronic PLC                         144,166
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-2.0%
        9,300 1 ARM Holdings PLC, ADR               1,780,950
       58,800   Invensys PLC                          310,878
                TOTAL                               2,091,828
                ENERGY SOURCES-0.3%
       39,100   Enterprise Oil                        265,265
                FOOD & HOUSEHOLD PRODUCTS-
                0.4%

       47,700   Reckitt Benckiser PLC                 451,512
                HEALTH & PERSONAL CARE-
                0.5%

       57,325 1 Shire Pharmaceuticals

                Group PLC                             569,472
            3   Smithkline Beecham
                Holdings, Corp.  38
                TOTAL                                 569,510
                INSURANCE-0.6%
       34,462   Prudential PLC                        672,451
                RECREATION, OTHER CONSUMER
                GOODS-0.7%
        8,800 1 Eidos PLC                             772,566
SHARES OR

PRINCIPAL                                           VALUE IN
AMOUNT                                          U.S. DOLLARS
                COMMON STOCKS-continued
                UNITED KINGDOM-continued
                TELECOMMUNICATIONS-1.0%
       21,050 1 Energis PLC, ADR               $    1,011,561
                TOTAL UNITED KINGDOM                7,757,581
                UNITED STATES-0.5%
                DATA PROCESSING-0.1%
        2,450 1 Infonet Services Corp.,
                Class B                                64,313
                TELECOMMUNICATIONS-0.4%
        8,800 1 Global Crossing Ltd.                  440,000
                TOTAL UNITED STATES                   504,313
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $57,506,905)                       96,935,251
                PREFERRED STOCKS-0.1%
                BRAZIL-0.1%
                METALS - STEEL-0.1%
       12,300   Usinas Siderurgicas de
                Minas Gerais SA,
                Preference (identified

                cost $37,073)                          66,726
                REPURCHASE AGREEMENT-5.6%
                2

  $ 5,900,000   Bank of America, 3.15%,
                dated 12/31/1999, due
                1/3/2000 (at amortized
                cost)                               5,900,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $63,443,978) 3                  $ 102,901,977


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $63,709,030. The net unrealized appreciation of investments on a federal tax basis amounts to $39,192,947 which is comprised of $40,160,149 appreciation and $967,202 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($105,100,302) at December 31, 1999.

The following acronyms are used throughout this portfolio:

>

ADR -American Depositary Receipt
GDR -Global Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$63,443,978 and tax
cost $63,709,030)                               $ 102,901,977
Cash                                                    4,774
Cash denominated in
foreign currencies
(identified cost $356,980)                            350,563
Income receivable                                      47,329
Receivable for investments
sold                                                2,608,537
Receivable for shares sold                            731,837
Deferred organizational
costs                                                   1,147
TOTAL ASSETS                                      106,646,164
LIABILITIES:
Payable for investments
purchased                       $ 1,418,206
Payable for shares
redeemed                              1,270
Payable for taxes                    58,317
Net payable for foreign
currency exchange
contracts                                20
Accrued expenses                     68,049
TOTAL LIABILITIES                                   1,545,862
Net assets for 3,802,920
shares outstanding                              $ 105,100,302
NET ASSETS CONSIST OF:
Paid-in capital                                 $  48,248,918
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                           39,446,765
Accumulated net realized
gain on investments and
foreign currency
transactions                                       17,609,548
Accumulated net operating
loss                                                 (204,929)
TOTAL NET ASSETS                                $ 105,100,302
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$105,100,302 / 3,802,920
shares outstanding                                     $27.64


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $70,481)                        $    493,047
Interest                                                74,314
TOTAL INCOME                                           567,361
EXPENSES:
Investment adviser fee          $   617,878
Administrative personnel
and services fee                    125,000
Custodian fees                      147,783
Transfer and dividend
disbursing agent fees and
expenses                             39,351
Directors'/Trustees' fees             2,010
Auditing fees                        15,113
Legal fees                            9,574
Portfolio accounting fees            60,765
Share registration costs              3,317
Printing and postage                 31,083
Insurance premiums                      783
Miscellaneous                         6,513
TOTAL EXPENSES                    1,059,170
WAIVER:
Waiver of investment

adviser fee                        (284,107)
Net expenses                                           775,063
Net operating loss                                    (207,702)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on
investments and foreign
currency transactions (net
of foreign taxes withheld
$58,307)                                            17,756,256
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                            28,576,156
Net realized and
unrealized gain on
investments and foreign
currency transactions                               46,332,412
Change in net assets
resulting from operations                         $ 46,124,710


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED DECEMBER 31             1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income (Net

operating loss)                      $    (207,702)  $     88,913
Net realized gain on
investments and foreign
currency transactions
($17,728,885 and
$1,540,107, respectively,
as computed for federal tax
purposes)                           17,756,256          1,278,750
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                            28,576,156          7,701,983
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           46,124,710          9,069,646
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains on
investments and foreign
currency transactions               (1,537,970)           (52,079)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                     (1,537,970)           (52,079)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              17,658,414         12,872,900
Net asset value of shares
issued to shareholders in
payment of
distributions declared               1,537,970             52,079
Cost of shares redeemed            (10,991,180)        (6,209,145)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         8,205,204          6,715,834
Change in net assets                52,791,944         15,733,401
NET ASSETS:
Beginning of period                 52,308,358         36,574,957
End of period                    $ 105,100,302       $ 52,308,358


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED DECEMBER 31        1999                 1998
1997              1996             1995 1
NET ASSET VALUE, BEGINNING
OF PERIOD                       $15.39             $12.27
$11.16            $10.35           $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                  (0.02)              0.03 2
0.07              0.11 2           0.07
Net realized and
unrealized gain on
investments and foreign
currency transactions            12.72               3.11
1.05              0.75             0.28
TOTAL FROM INVESTMENT
OPERATIONS                       12.70               3.14
1.12              0.86             0.35
LESS DISTRIBUTIONS:
Distributions from net

investment income                    -                  -
(0.01)            (0.05)               -
Distributions from net
realized gain on
investments and foreign
currency transactions            (0.45)             (0.02)
-                -                -
TOTAL DISTRIBUTIONS              (0.45)             (0.02)
(0.01)           (0.05)               -
NET ASSET VALUE, END OF
PERIOD                          $27.64             $15.39
$12.27            $11.16           $10.35
TOTAL RETURN 3                   84.88%             25.57%
10.08%             8.32%            3.50%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          1.25%              1.25%
1.23%             1.25%            1.22% 4
Net investment income (net
operating loss)                  (0.34%)             0.19%
0.76%             0.89%            1.63% 4
Expense
waiver/reimbursement 5            0.46%              0.47%
0.98%             3.05%           11.42% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $105,100            $52,308           $36,575
$17,752           $4,760
Portfolio turnover                 304%               247%
179%              103%              34%


1 Reflects operations for the period from May 8, 1995 (date of initial public investment) to December 31, 1995.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and net operating loss. The following reclassifications have been made to the financial statements.




      INCREASE (DECREASE)
ACCUMULATED     UNDISTRIBUTED
NET REALIZED    NET INVESTMENT
GAIN (LOSS)     INCOME
$(105,562)       $105,562


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investment in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 1999, the Fund had outstanding foreign currency commitment as set forth below:





UNREALIZED

SETTLEMENT                                                      IN  EXCHANGE
CONTRACTS AT  APPRECIATION
DATE                             CONTRACTS TO DELIVER/RECEIVE   FOR
VALUE         (DEPRECIATION)
Contract Purchased: 1/6/00       15,801,757 Japanese Yen        154,261
154,661             $     400
Contracts Sold: 1/3/00          124,798,966 Greek Drachma       379,444
380,833             $  (1,389)
1/4/00                              585,660 Japanese Yen          5,748
5,732                    16
1/4/00                           20,706,000 Japanese Yen        202,940
202,662                   278
1/5/00                           42,377,410 Japanese Yen        415,449
414,774                   675
NET UNREALIZED DEPRECIATION ON FOREIGN CURRENCY EXCHANGE
CONTRACTS                                 $    (20)


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED DECEMBER 31        1999         1998
Shares sold                    925,916      852,526
Shares issued to
shareholders in payment of
distributions declared          99,868        3,497
Shares redeemed               (620,753)    (438,984)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             405,031      417,039


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $15,465 were borne initially by the Adviser. The Fund reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1999, the Fund amortized $4,452 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 1999, were as follows:




Purchases     $ 184,589,376
Sales         $ 185,885,204


RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES

AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated International Equity Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated International Equity Fund II
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/00)

 [Graphic]



ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the period from April 28, 1999, when the fund began operation, through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's quality bond holdings and the financial statements.

As its name implies, this new fund pursues income from a portfolio of high-quality securities that include U.S. Treasury and agency bonds as well as investment-grade corporate bonds. It has been a difficult time for bond investors in general, as rising interest rates have caused bond prices to decline. However, high-quality bonds remain a traditional investment for income--and serve as a relatively conservative complement to more aggressive stock holdings.

In this rising rate environment, Federated Quality Bond Fund II produced a total return of (2.00%) 1 over its initial period of operation. The slightly negative return was due to a decline in the value of the fund's portfolio. At the end of the reporting period, the fund's net assets totaled $18.6 million.

Thank you for choosing Federated Quality Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-quality bonds.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life contract.

Investment Review

The initial reporting period for Federated Quality Bond Fund II began with the fund start-up date on April 28, 1999 and ended on December 31, 1999. This reporting period was, in retrospect, a very difficult and challenging environment for the high quality debt markets. The Federal Reserve Board (the "Fed"), in response to continuous economic growth and signs of potentially rising inflation, increased the Fed funds target rate on three occasions over the latter half of 1999. Interest rate levels in the U.S. Treasury market rose more than the Fed funds increase, with short to intermediate maturities (i.e., 2-5 years) rising approximately 120 basis points and the 30-year treasury yield rising 90 basis points. As a result, price declines occurred in the majority of high quality fixed income securities.

In terms of relative performance within the various fixed income sectors, the reporting period demonstrated significant volatility. The third quarter of 1999 experienced underperformance for most "spread" product sectors--agencies, mortgages and corporates. This was due, in large part, to a supply/demand imbalance with unusually large new issue supply over the summer months along with the lack of investor demand. Thus, U.S. Treasuries were among the best relative bond performers. During the fourth quarter of 1999, new issue bond supply was far less as higher interest rates reduced mortgage security origination. In addition, corporate bond supply was less due to the large issuance over the summer months, as corporations sought to avoid the potential effect of Year 2000 concerns. In this way, all the high quality "spread" products significantly outperformed comparable maturity treasury securities during the fourth quarter.

Federated Quality Bond Fund II maintained a majority position in corporate bonds throughout the reporting period, gradually adding to the corporate position, especially during the late summer and early fall months. Thus, the fund performance reflected the interest rate environment and the corporate bond relative outperformance in the fourth quarter. Duration was maintained slightly short of a neutral target for much of the period, with a move toward a neutral target at year-end. Over the coming months, duration will be managed at a neutral to slightly longer target, with the corporate bond component largely within a 60-70% range, in terms of total assets.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 767,482 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1--all portfolios of Federated Insurance Series voting together.




                                                  WITHHELD
                                                  AUTHORITY

                                    FOR           TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield                240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR       AGAINST   ABSTENTIONS
299,018   448,815   19,613


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR       AGAINST   ABSTENTIONS
299,018   448,815   19,613


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR       AGAINST   ABSTENTIONS
299,177   448,656   19,613


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR       AGAINST   ABSTENTIONS
292,756   457,039   17,652


GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II

"Graphic representation "F" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999
Start of Performance (4/28/99)  (2.00%)


The graph above illustrates the hypothetical investment of $10,000 1 in Federated Quality Bond Fund II (the "Fund") from April 28, 1999 (start of performance) to December 31, 1999 compared to the Lehman Brothers Corporate Bond Index/Lehman Brothers Government/Corporate Bond Index (LBCBI/LBGCBI),2 the Lehman Brothers Corporate Bond Index (LBCBI),2 and the Lehman Brothers Government/Corporate Bond Index (LBGCBI). 2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI/LBGCBI, the LBCBI and the LBGCBI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The LBCBI/LBGCBI is a weighted index that combines components of the LBCBI and the LBGCBI. Figures shown for the index assume a constant weighting of 50% LBCBI and 50% LBGCBI throughout the period. The LBCBI/LBGCBI, the LBCBI and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

DECEMBER 31, 1999




PRINCIPAL

AMOUNT                                                 VALUE
                CORPORATE BONDS--60.2%
                AIR TRANSPORTATION--0.6%
 $    125,000   Continental Airlines,
                Inc., Pass Thru Cert.,
                Series 1999-2 Class C1,
                7.73%, 3/15/2011                $     118,416
                AUTOMOBILE--2.1%
      250,000   Dana Corp., Note, 6.25%,
                3/1/2004                              238,227
      160,000   Hertz Corp., Sr. Note,
                7.00%, 1/15/2028                      142,709
                TOTAL                                 380,936
                BANKING--2.7%

      250,000   Banco Santander Central
                Hispano, SA, Bank
                Guarantee, 7.875%,

                4/15/2005                             252,030
      250,000   National Bank of Canada,
                Montreal, Sub. Note,
                8.125%, 8/15/2004                     254,587
                TOTAL                                 506,617
                BEVERAGE & TOBACCO--1.3%
      250,000   Anheuser-Busch Cos., Inc.,
                Sr. Note, 7.10%, 6/15/2007            245,445
                CABLE TELEVISION--1.5%
      250,000   Continental Cablevision,
                Sr. Deb., 9.50%, 8/1/2013             277,187
                CONSUMER PRODUCTS--1.3%
      250,000 1 International Speedway
                Corp., Series 144A,
                7.875%, 10/15/2004                    246,062
                ECOLOGICAL SERVICES &
                EQUIPMENT--0.6% 125,000 USA Waste Services, Inc.,

                Sr. Note, 7.125%, 10/1/2007           110,242
                EDUCATION--1.8%
      250,000   Boston University, 7.625%,
                7/15/2097                             226,370
      100,000   Columbia University, MTN,
                8.62%, 2/21/2001                      102,196
                TOTAL                                 328,566
                FINANCE - AUTOMOTIVE--2.7%
      500,000   Ford Motor Credit Company,
                Note, 7.375%, 10/28/2009              494,385
                FINANCIAL INTERMEDIARIES--5.1%
      250,000   Amvescap PLC, Sr. Note,
                6.60%, 5/15/2005                      236,190
      100,000 1 FMR Corp., Deb., 7.57%,
                6/15/2029                              96,494
      250,000   Lehman Brothers Holdings,
                Inc., MTN, 7.00%, 5/15/2003           245,707
      125,000   Marsh & McLennan Cos.,
                Inc., Sr. Note, 7.125%,
                6/15/2009                             121,654
      250,000   PaineWebber Group, Inc.,
                7.625%, 12/1/2009                     244,030
                TOTAL                                 944,075
PRINCIPAL

AMOUNT                                                 VALUE
                CORPORATE BONDS--continued

                FINANCIAL SERVICES--1.3%
 $    250,000   General Electric Capital

                Corp., MTN, 6.65%, 9/3/2002     $     248,017
                FOOD & DRUG RETAILERS--1.3%
      250,000   Kroger Co., Inc., 7.25%,
                6/1/2009                              240,205
                FOREST PRODUCTS--2.7%
      250,000   Donohue Forest Products,
                7.625%, 5/15/2007                     244,715
      150,000   Fort James Corp., Deb.,
                8.375%, 11/15/2001                    152,794
      100,000   Fort James Corp., MTN,
                7.65%, 12/26/2000                     100,660
                TOTAL                                 498,169
                INSURANCE--4.2%
      250,000   Conseco, Inc., Sr. Note,
                10.50%, 12/15/2004                    271,672
      250,000   GEICO Corp., Deb., 9.15%,
                9/15/2021                             268,490
      250,000 1 Union Central Life
                Insurance Co., Note,
                8.20%, 11/1/2026                      241,572
                TOTAL                                 781,734
                LEISURE & ENTERTAINMENT--1.3%
      250,000   Paramount Communications,
                Inc., Sr. Deb., 8.25%,
                8/1/2022                              245,138
                METALS & MINING--2.1%
      146,000   Barrick Gold Finance,
                Inc., Company Guarantee,
                7.50%, 5/1/2007                       144,433
      125,000   Noranda, Inc., Deb.,
                8.125%, 6/15/2004                     125,226
      125,000   Noranda, Inc., Deb.,
                8.625%, 7/15/2002                     126,991
                TOTAL                                 396,650
                OIL & GAS--3.8%
      250,000   Husky Oil Ltd., Deb.,
                7.55%, 11/15/2016                     222,818
      250,000   Sunoco, Inc., Note, 7.75%,
                9/1/2009                              245,375
      250,000 1 Yosemite Securities Trust
                I, Bond, 8.25%, 11/15/2004            246,785
                TOTAL                                 714,978
                PRINTING & PUBLISHING--1.4%
      250,000   News America Holdings,
                Inc., Sr. Note, 8.50%,
                2/15/2005                             257,510
                RAIL INDUSTRY--1.3%
      250,000   Burlington Northern Santa
                Fe, Pass Thru Cert., 7.57%,
                1/2/2021                              242,278
                REAL ESTATE--1.7%
      100,000   New Plan Excel Realty
                Trust, MTN, 7.40%,
                9/15/2009                              93,662
      250,000   Simon Property Group,
                Inc., Note, 7.125%,
                2/9/2009                              228,473
                TOTAL                                 322,135
PRINCIPAL
AMOUNT

OR SHARES                                              VALUE
                CORPORATE BONDS--continued

                RETAILERS--10.4%
 $    250,000   Dayton-Hudson Corp., Deb.,
                10.00%, 12/1/2000               $     257,090
      250,000   Federated Department
                Stores, Inc., Sr. Note,
                10.00%, 2/15/2001                     257,795
      250,000   Harcourt General, Inc.,
                Sr. Note, 6.70%, 8/1/2007             231,155
      250,000   May Department Stores Co.,
                Deb., 9.875%, 6/15/2021               266,763
      250,000   Safeway, Inc., Note,
                7.25%, 9/15/2004                      247,723
      250,000   Sears, Roebuck & Co., MTN,
                10.00%, 2/3/2012                      283,758
      250,000   TJX Cos., Inc., 7.45%,
                12/15/2009                            244,233
      150,000   Wal-Mart Stores, Inc., Sr.
                Unsecd. Note, 6.875%,
                8/10/2009                             146,289
                TOTAL                               1,934,806
                SOVEREIGN GOVERNMENT--1.3% 250,000 Quebec, Province of, Deb.,

                Series NN, 7.125%, 2/9/2024           233,048
                SUPRANATIONAL--0.5%
      100,000   Corp Andina De Fomento, Sr.
                Note, 7.75%, 3/1/2004                  99,796
                TECHNOLOGY SERVICES--1.5%
      250,000   Unisys Corp., Sr. Note,
                11.75%, 10/15/2004                    275,000
                TELECOMMUNICATIONS &
                CELLULAR--3.2%
      250,000   Lucent Technologies, Inc.,
                Note, 6.90%, 7/15/2001                250,435
      200,000   MetroNet Escrow Corp., Sr.
                Note, 10.625%, 11/1/2008              229,000
      125,000   Telecom de Puerto Rico, Sr.
                Note, 6.65%, 5/15/2006                118,646
                TOTAL                                 598,081
                UTILITIES--2.5%
      250,000 1 Israel Electric Corp.
                Ltd., 8.25%, 10/15/2009               249,288
      250,000   National Rural Utilities
                Cooperative Finance Corp.,
                MTN, 5.75%, 12/1/2008                 223,070
                TOTAL                                 472,358
                TOTAL CORPORATE BONDS
                (IDENTIFIED COST
                $11,406,357)                       11,211,834
                MUNICIPAL--1.4%
                MUNICIPAL SERVICES--1.4%
      250,000   Minneapolis/St. Paul, MN
                Airport Commission, UT GO
                Taxable Revenue Bonds
                Series 9, 8.95%
                (Minneapolis/St. Paul,
                MN), 1/1/2022 (identified
                cost $269,172)  264,740
                PREFERRED STOCKS--2.7%
                FINANCIAL INTERMEDIARIES--1.3%
        5,000   Citigroup, Inc.,
                Cumulative Pfd., $3.18                235,000
SHARES OR

PRINCIPAL

AMOUNT                                                 VALUE
                PREFERRED STOCKS--continued

                TELECOMMUNICATIONS &
                CELLULAR--1.4%

       10,000   TCI Communications

                Financing, Pfd., $2.50          $     258,125
                TOTAL PREFERRED STOCKS
                (IDENTIFIED COST $503,205)            493,125
                U.S. TREASURY OBLIGATIONS--
                28.9%
 $  5,475,000   U.S. Treasury Notes,
                6.00%, 8/15/2004 -
                8/15/2009 (identified

                cost $5,469,551)                    5,382,053
                REPURCHASE AGREEMENT--5.0% 2
      930,000   Bank of America, 3.15%,
                dated 12/31/1999, due
                1/3/2000 (at amortized cost)          930,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $18,578,285) 3                   $ 18,281,752


1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of trustees. At December 31, 1999, these securities amounted to $1,080,201 which represents 5.8% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $18,579,670. The net unrealized depreciation of investments on a federal tax basis amounts to $297,918 which is comprised of $6,460 appreciation and $304,378 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($18,622,261) at December 31, 1999.

The following acronyms are used throughout this portfolio:

GO --General Obligation
MTN --Medium Term Note
UT --Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$18,578,285 and tax
cost $18,579,670)                           $ 18,281,752
Cash                                               3,779
Income receivable                                344,692
Receivable for shares sold                        23,203
TOTAL ASSETS                                  18,653,426
LIABILITIES:
Payable for shares

redeemed                       $     31
Payable for transfer and
dividend disbursing agent
fees and expenses                12,636
Payable for audit expense        10,200
Payable for share
registration costs                4,600
Payable for portfolio
accounting fees                   2,974
Accrued expenses                    724
TOTAL LIABILITIES                                 31,165
Net assets for 1,899,687
shares outstanding                          $ 18,622,261
NET ASSETS CONSIST OF:
Paid-in capital                             $ 18,644,540
Net unrealized
depreciation of
investments                                     (296,533)
Accumulated net realized
loss on investments                              (70,853)
Undistributed net
investment income                                345,107
TOTAL NET ASSETS                            $ 18,622,261
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$18,622,261 / 1,899,687
shares outstanding                                 $9.80


See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED DECEMBER 31, 1999 1




INVESTMENT INCOME:
Dividends                                                        $    6,250
Interest                                                            376,914
TOTAL INCOME                                                        383,164
EXPENSES:
Investment adviser fee                          $   33,575
Administrative personnel
and services fee                                    82,190
Custodian fees                                       1,774
Transfer and dividend
disbursing agent fees and
expenses                                            20,007
Auditing fees                                       10,200
Legal fees                                           2,524
Portfolio accounting fees                           29,320
Share registration costs                             4,600
Printing and postage                                11,236
Insurance premiums                                   1,170
Miscellaneous                                          502
TOTAL EXPENSES                                     197,098
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment

adviser fee                    $  (33,575)
Reimbursement of other
operating expenses               (125,466)
TOTAL WAIVERS AND
REIMBURSEMENTS                                    (159,041)
Net expenses                                                         38,057
Net investment income                                               345,107
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investments                                                         (70,853)
Net change in unrealized
depreciation of
investments                                                        (296,533)
Net realized and
unrealized loss on
investments                                                        (367,386)
Change in net assets
resulting from operations                                        $  (22,279)


1 For the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




PERIOD ENDED DECEMBER 31                1999 1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income           $    345,107
Net realized loss on
investments ($(69,468) as
computed for federal tax
purposes)                            (70,853)
Net change in unrealized
depreciation of
investments                         (296,533)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            (22,279)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            22,863,431
Cost of shares redeemed           (4,218,891)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      18,644,540
Change in net assets              18,622,261
NET ASSETS:
Beginning of period                       --
End of period (including
undistributed net
investment income of
$345,107)                       $ 18,622,261


1 For the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




PERIOD ENDED DECEMBER 31                             1999 1
NET ASSET VALUE, BEGINNING OF PERIOD               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.18
Net realized and unrealized loss on investments     (0.38)
TOTAL FROM INVESTMENT OPERATIONS                    (0.20)
NET ASSET VALUE, END OF PERIOD                      $9.80
TOTAL RETURN 2                                      (2.00%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                             0.68% 3
Net investment income                                6.11% 3
Expense waiver/reimbursement 4                       2.82% 3
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $18,622
Portfolio turnover                                    119%


1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $69,468, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:




EXPIRATION YEAR   EXPIRATION AMOUNT
2007                        $69,468


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




PERIOD ENDED DECEMBER 31                            1999 1
Shares sold                                    2,328,653
Shares redeemed                                 (428,966)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS   1,899,687


1 For the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended December 31, 1999 the Fund did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 1999, were as follows:




Purchases     $ 27,540,159
Sales         $  9,812,346


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES

AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Quality Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 1999, and the related statement of operations for the period from April 28, 1999 to December 31, 1999, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the stated period, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President, Treasurer, and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated Quality Bond Fund II

Federated Insurance Series

ANNUAL REPORT

TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated Quality Bond Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916884

G00433-14 (2/00)

 [Graphic]



ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated Small Cap Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the period from May 28, 1999, when the fund began operation, through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Small Cap Strategies Fund II is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small capitalization stocks. 1 These stocks, issued by companies with a typical market capitalization of less than $1 billion, offer the potential for high returns over time in exchange for a higher level of risk, as compared to stocks issued by larger, well- established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

During the reporting period, the small-cap market rebounded while experiencing a few bumps along the way. In this environment, Federated Small Cap Strategies Fund II recorded a very strong total return of 39.10% 2 through an increase in the value of its holdings. By the end of the reporting period, the fund's net assets reached $2.7 million.

Thank you for choosing Federated Small Cap Strategies Fund II as a diversified, professionally managed way to participate in the growth potential of dynamic, small American companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Small-cap stocks have historically experienced greater volatility than average.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges or expenses of a variable annuity or variable life contract.

Investment Review

An interview with the fund's portfolio manager, Aash M. Shah, CFA, Vice President, Federated Investment Management Company.

During the first three quarters of the year, small-cap funds performed modestly, with the Russell 2000 Index (RUS2) 1 up only +2.32%. Small-cap funds also experienced negative cash flows. The fourth quarter was strong for small-cap funds, with the RUS2 closing the year up +21.35% led by the technology sector. Cash flows also came back in the fourth quarter. Since inception, May 28, 1999, the fund had strong performance of +39.10%.

The Federated Small Cap Strategies Fund II typically targets smaller companies with market capitalizations within the range of the Standard & Poor's 600 Small Cap Index. 2 Our strategy is to remain fully invested in small, fast growing, attractively valued companies. Federated uses a combination of quantitative models and fundamental analysis in the process of selecting stocks for the fund. The management style of the fund can best be described as a blend of value and growth, also known as a core style. The objective is to seek excellent long-term performance for our shareholders by investing in the best small companies within each of 11 economic sectors.

Even with the recent strong performance of small-cap stocks, especially small-cap growth stocks, the market remains very attractive for long-term investors. Two powerful longer-term drivers are: (1) valuation levels of small company stocks are extremely attractive versus larger capitalization stocks; and
(2) earnings growth in the small-cap market is expected to outpace large-cap stocks over the next 3-5 years. Our analysis of the small-cap market reveals numerous opportunities to find companies with rapidly growing revenues and earnings at attractive prices. Companies in the small-cap sector still appear very reasonably priced relative to large- cap companies.

We currently have overweights in the Basic Materials, Communications Services, and Consumer Staples sectors and underweights in Health Care, Transportation, and Utilities. In our two largest sectors-Technology and Consumer Cyclicals-we are temporarily underweight. Our objective is to remain fully invested in the best 3% of small companies we can find across a universe of over 5,000 small companies in the U.S. We are maintaining our cash position below 3%, so that effectively, the fund is fully invested. Under low inflation and moderate economic growth conditions, we expect small-cap stocks to do very well.

Characteristics of this fund which make it an ideal investment vehicle for this market are: (1) sector discipline-we stay invested in all major economic sectors at all times with appropriate overweights and underweights (one half to two times sector bands); and (2) small cap discipline-we have kept the median capitalization of the fund below $1.5 billion, truly a small cap fund. Although small cap equities may be more volatile than their larger counterparts, history has shown them to be an excellent long-term investment. Based on monthly historical data from 1946 to 1998, given a 15-year holding period, small caps outperformed large caps 79% of the time.

1 The Russell 2000 Small Stock Index is a broadly diversified, unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Investments cannot be made in an index.

2 The Standard & Poor's 600 Small Cap Index is an unmanaged, capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. Investments cannot be made in an index.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 177,761 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.




                                                  WITHHELD
                                    FOR           AUTHORITY TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield                240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0



(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR       AGAINST   ABSTENTIONS
173,578   4,183     0


GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND II

"Graphic representation "G" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 1999


Start of Performance
(5/28/99)                      39.10%



The graph above illustrates the hypothetical investment of $10,000 1 in Federated Small Cap Strategies Fund II (the "Fund") from May 28, 1999 (start of performance) to December 31, 1999 compared to the Russell 2000 Small Stock Index
(RUS2)2 and the Standard & Poor's 600 Small Cap Index (S&P 600).2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and the S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The RUS2 and the S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

DECEMBER 31, 1999




SHARES                                             VALUE
              COMMON STOCKS-76.3%
              BASIC MATERIALS-3.4%
        900   AK Steel Holding Corp.          $    16,987
        400 1 ATMI, Inc.                           13,225
        500   Cambrex Corp.                        17,219
        400   Corn Products
              International, Inc.                  13,100
        600 1 Daisytek International
              Corp.                                13,987
        200   Ferro Corp.                           4,400
      1,400   RPM, Inc.                            14,263
              TOTAL                                93,181
              CAPITAL GOODS-7.6%
        500   Applied Power, Inc., Class
              A                                    18,375
        500   Aptargroup, Inc.                     12,562
        500   C&D Technologies, Inc.               21,250
        400   Carlisle Cos., Inc.                  14,400
        200 1 Cognex Corp.                          7,800
        200 1 Dycom Industries, Inc.                8,812
        400 1 Excel Technology, Inc.                7,175
        400   Harman International
              Industries, Inc.                     22,450
        200 1 KEMET Corp.                           9,012
        200   Manitowoc, Inc.                       6,800
        300 1 Mueller Industries, Inc.             10,875
        200   Pentair, Inc.                         7,700
        600 1 Shaw Group, Inc.                     15,188
        800   Spartech Corp.                       25,800
        600 1 Terex Corp.                          16,650
              TOTAL                               204,849
              COMMUNICATION-2.7%
        500 1 Adelphia Business

              Solutions, Inc.                      24,000
        500 1 MGC Communications, Inc.             25,375
        200 1 Powertel, Inc.                       20,075
        100 1 TeleCorp PCS, Inc.                    3,800
              TOTAL                                73,250
SHARES                                             VALUE
              COMMON STOCKS-continued
              CONSUMER CYCLICALS-10.8%
        700 1 Action Performance Cos.,
              Inc.                           $      8,050
        600 1 Acxiom Corp.                         14,400
        400 1 American Eagle Outfitters,
              Inc.                                 18,000
        600 1 Apollo Group, Inc., Class A          12,037
        800   Casey's General Stores,
              Inc.                                  8,350
        100 1 Catalina Marketing Corp.             11,575
        300   Central Newspapers, Inc.,
              Class A                              11,812
        500 1 DeVRY, Inc.                           9,312
        400 1 Dura Automotive Systems,
              Inc.                                  6,975
        100 1 FreeMarkets, Inc.                    34,131
        700 1 Gentex Corp.                         19,425
        700 1 ITT Educational Services,
              Inc.                                 10,806
        400 1 Insight Enterprises, Inc.            16,250
        200 1 Men's Wearhouse, Inc.                 5,875
        600 1 O'Reilly Automotive, Inc.            12,900
        400 1 Scotts Co.                           16,100
        500   ShopKo Stores, Inc.                  11,500
        200 1 Timberland Co., Class A              10,575
        300 1 Toll Brothers, Inc.                   5,588
        400 1 ValueVision International,
              Inc., Class A                        22,925
        900   Wolverine World Wide, Inc.            9,844
        300 1 Zale Corp.                           14,513
              TOTAL                               290,943
              CONSUMER STAPLES-6.2%
        400 1 Charter Communications,
              Inc.                                  8,750
        100 1 Emmis Communications,
              Corp., Class A                       12,464
        500 1 Metamor Worldwide, Inc.              14,563
        400 1 Mondavi Robert Corp.,
              Class A                              13,900
        600   Ruby Tuesday, Inc.                   10,913
        500   Ruddick Corp.                         7,750
        400 1 Smithfield Foods, Inc.                9,600
        100 1 Spanish Broadcasting
              System, Inc., Class A                 4,025
        300 1 Suiza Foods Corp.                    11,888
      1,250 1 Tetra Tech, Inc.                     19,219
        400 1 TiVo, Inc.                           13,500
SHARES                                             VALUE
              COMMON STOCKS-continued
              CONSUMER STAPLES-CONTINUED
      1,000 1 U.S. Foodservice, Inc.         $     16,750
        300   Universal Foods Corp.                 6,113
        300 1 Valassis Communications,
              Inc.                                 12,675
        100 1 Whole Foods Market, Inc.              4,638
              TOTAL                               166,748
              ENERGY MINERALS-1.7%
        400   Cross Timbers Oil Co.                 3,625
        200   Devon Energy Corp.                    6,575
        500 1 Newfield Exploration Co.             13,375
        600 1 Pride International, Inc.             8,775
        300 1 Tuboscope, Inc.                       4,763
        800   Vintage Petroleum, Inc.               9,650
              TOTAL                                46,763
              FINANCE-7.2%
        600 1 Affiliated Managers Group            24,262
        200   CCBT Financial Companies,
              Inc.                                  8,712
        500   Chittenden Corp.                     14,813
        300   City National Corp.                   9,881
        800   Community First
              Bankshares, Inc.                     12,600
        612 1 Delphi Financial Group,
              Inc., Class A                        18,360
        600   Enhance Financial Services
              Group, Inc.                           9,750
        700 1 FirstFed Financial Corp.              9,844
        354   Heller Financial, Inc.                7,102
        400 1 Imperial Bancorp                      9,650
        400   Jefferies Group, Inc.                 8,800
        900   North Fork Bancorp, Inc.             15,750
        300 1 Official Payments Corp.              15,600
        990   Republic Bancorp, Inc.               12,019
        525   Sterling Bancorp                      8,400
        300   Texas Regional Bancshares,
              Inc., Class A                         8,700
              TOTAL                               194,243
              HEALTH CARE-5.6%
        400   Alpharma, Inc., Class A              12,300
        600 1 Cephalon, Inc.                       20,737
        400 1 Express Scripts, Inc.,
              Class A                              25,600
SHARES                                             VALUE
              COMMON STOCKS-continued
              HEALTH CARE-CONTINUED
        600   Hooper Holmes, Inc.            $     15,450
        300 1 King Pharmaceuticals, Inc.           16,819
        600 1 Medicis Pharmaceutical
              Corp., Class A                       25,537
        100 1 Medimmune, Inc.                      16,587
        700 1 Sybron International Corp.           17,281
              TOTAL                               150,311
              TECHNOLOGY-28.3%
        300 1 Accrue Software, Inc.                16,237
        200 1 Aether Systems, Inc.                 14,325
        200 1 Applied Micro Circuits
              Corp.                                25,450
        500 1 Braun Consulting, Inc.               35,750
        400 1 CSG Systems International,
              Inc.                                 15,950
        200 1 Clarent Corp.                        15,550
        300 1 CommScope, Inc.                      12,094
        800 1 Complete Business
              Solutions, Inc.                      20,100
        200 1 Comverse Technology, Inc.            28,950
        300 1 Concentric Network Corp.              9,244
        200 1 Conexant Systems, Inc.               13,275
        300 1 Crossroads Systems, Inc.             25,350
        200 1 Emulex Corp.                         22,500
        300   FactSet Research Systems,
              Inc.                                 23,887
        100 1 Gadzoox Networks, Inc.                4,356
        500 1 Interactive Pictures Corp.           11,656
        200 1 Keynote Systems, Inc.                14,750
        200 1 Legato Systems, Inc.                 13,762
        100 1 Liberate Technologies,
              Inc.                                 25,700
        300 1 Macromedia, Inc.                     21,937
        400 1 Maker Communications, Inc.           17,100
        900 1 Mastech Corp.                        22,275
        600 1 Micrel, Inc.                         34,163
        800 1 NetIQ Corp.                          41,650
        400 1 Netro Corp.                          20,400
        100 1 Next Level Communications,
              Inc.                                  7,488
        300   OpenTV Corp., Class A                24,075
        300 1 Orbotech, Ltd.                       23,250
        100 1 Packeteer, Inc.                       7,100
SHARES OR

PRINCIPAL

AMOUNT                                             VALUE
              COMMON STOCKS-continued
              TECHNOLOGY-CONTINUED
        500 1 Paradyne Networks, Inc.        $     13,625
        200 1 Peregrine Systems, Inc.              16,838
        200 1 Phone.com, Inc.                      23,188
        500 1 Photon Dynamics, Inc.                19,375
        200 1 Satyam Infoway Ltd., ADR             31,000
        400 1 Semtech Corp.                        20,850
        100 1 Software.com, Inc.                    9,600
        100 1 TIBCO Software, Inc.                 15,300
        300 1 Varian Semiconductor
              Equipment Associates, Inc.           10,200
        300 1 Virata Corp.                          8,963
        400 1 Vitesse Semiconductor
              Corp.                                20,975
        200 1 Xpedior, Inc.                         5,750
              TOTAL                               763,988
              TRANSPORTATION-1.1%
        300   Airborne Freight Corp.                6,600
        300 1 Pierce Leahy Corp.                   12,975
        100   USFreightways Corp.                   4,788
        400   Werner Enterprises, Inc.              5,625
              TOTAL                                29,988
              UTILITIES-1.7%
        300   CH Energy Group, Inc.                 9,900
        300   New Jersey Resources Corp.           11,719
        400   Piedmont Natural Gas, Inc.           12,100
        400   United Water Resources,
              Inc.                                 13,675
              TOTAL                                47,394
              TOTAL COMMON STOCKS
              (IDENTIFIED COST
              $1,555,956)                       2,061,658
              REPURCHASE AGREEMENTS-
              24.4%
  $ 300,000   ABN AMRO, Inc., 3.00%,
              dated 12/31/1999, due
              1/3/2000                            300,000
    360,000   Bank of America, 3.15%,
              dated 12/31/1999, due
              1/3/2000                            360,000
              TOTAL REPURCHASE
              AGREEMENTS (AT AMORTIZED
              COST)                               660,000
              TOTAL INVESTMENTS
              (IDENTIFIED COST
              $2,215,956) 2                   $ 2,721,658


1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $2,215,956. The net unrealized appreciation of investments on a federal tax basis amounts to $505,702 which is comprised of $614,239 appreciation and $108,537 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($2,702,441) at December 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:

Investments in securities                   $ 2,061,658
Investments in repurchase
agreements                                      660,000
TOTAL INVESTMENTS IN
SECURITIES, AT VALUE
(IDENTIFIED COST
$2,215,956)                                   2,721,658
Cash                                              5,995
Income receivable                                   665
TOTAL ASSETS                                  2,728,318
LIABILITIES:
Payable for shares
redeemed                       $    501
Payable for auditing fees        12,000
Payable for legal fees            4,174
Payable for portfolio
accounting fees                   3,677
Payable for custodian fees        2,227
Payable for transfer and
dividend disbursing agent
fees and expenses                 1,630
Payable for insurance
premiums                          1,160
Accrued expenses                    508
TOTAL LIABILITIES                                25,877
Net assets for 194,323
shares outstanding                          $ 2,702,441
NET ASSETS CONSIST OF:
Paid-in capital                             $ 2,036,606
Net unrealized
appreciation of
investments                                     505,702
Accumulated net realized
gain on investments                             160,133
TOTAL NET ASSETS                            $ 2,702,441
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$2,702,441 / 194,323
shares outstanding                               $13.91


See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED DECEMBER 31, 1999 1




INVESTMENT INCOME:
Dividends                                                        $   5,767
Interest                                                             4,252
TOTAL INCOME                                                        10,019
EXPENSES:
Investment adviser fee                          $    8,666
Administrative personnel
and services fee                                    75,000
Custodian fees                                       2,234
Transfer and dividend
disbursing agent fees and
expenses                                             9,434
Directors'/Trustees' fees                                7
Auditing fees                                       12,047
Legal fees                                           6,229
Portfolio accounting fees                           22,335
Share registration costs                                37
Printing and postage                                10,230
Insurance premiums                                   1,171
Miscellaneous                                        4,566
TOTAL EXPENSES                                     151,956
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment

advisory fee                   $   (8,666)
Reimbursement of other
operating expenses               (131,338)
TOTAL WAIVERS AND
REIMBURSEMENTS                                    (140,004)
Net expenses                                                        11,952
Net operating loss                                                  (1,933)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                                        162,066
Net change in unrealized
appreciation of
investments                                                        505,702
Net realized and
unrealized gain on
investments                                                        667,768
Change in net assets
resulting from operations                                        $ 665,835


1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




PERIOD ENDED DECEMBER 31          1999      1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net operating loss              $    (1,933)
Net realized gain on
investments ($162,066 as
computed for federal tax
purposes)  162,066
Net change in unrealized
appreciation                        505,702
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           665,835
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            2,819,216
Cost of shares redeemed            (782,610)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      2,036,606
Change in net assets              2,702,441
NET ASSETS:
Beginning of period                       -
End of period                   $ 2,702,441


1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




PERIOD ENDED DECEMBER 31                           1999   1
NET ASSET VALUE, BEGINNING OF PERIOD               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                  (0.01)
Net realized and unrealized gain on investments      3.92
TOTAL FROM INVESTMENT OPERATIONS                     3.91
NET ASSET VALUE, END OF PERIOD                     $13.91
TOTAL RETURN 2                                      39.10%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                             1.03% 3
Net operating loss                                  (0.17)% 3
Expense waiver/reimbursement 4                      12.12% 3
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $2,702
Portfolio turnover                                     77%


1 Reflect operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications were made to the financial statements.




      INCREASE (DECREASE)
UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
INCOME            GAINS (LOSSES)
$1,933                 $(1,933)


Net investment income, net realized gains (losses), and net assets were not affected by these reclassifications.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




PERIOD ENDED DECEMBER 31                       1999    1
Shares sold                                    265,888
Shares redeemed                                (71,565)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS   194,323


1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntary choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended December 31, 1999, the Fund did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 1999, were as follows:




Purchases     $ 2,813,319
Sales         $ 1,409,929


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES

AND SHAREHOLDERS OF FEDERATED SMALL CAP STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Small Cap Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, and the related statement of operations for the period from May 28, 1999 to December 31, 1999, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the stated period, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated Small Cap Strategies Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated Small Cap Strategies Fund II
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916876

G00433-12 (2/00)

 [Graphic]



ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated Strategic Income Fund II, a portfolio of Federated Insurance Series.

This report covers the period from July 7, 1999, when the fund began operation, through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

Federated Strategic Income Fund II is managed to offer shareholders generous monthly income from three distinct bond markets-domestic high- yield bonds, U.S. corporate bonds, and international corporate and government bonds.

During its initial period of operation, Federated Strategic Income Fund II recorded a total return of 3.70% 1 through a rise in net asset value. By the end of the reporting period, the fund's net assets reached $16 million.

Thank you for choosing Federated Strategic Income Fund II as a diversified, professionally managed way to participate in the income opportunities of three distinct sectors of the bond market.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life contract.

Investment Review

The initial reporting period for Federated Strategic Income Fund II began with the fund's start of performance on July 7, 1999 and ended on December 31, 1999. This reporting period was, in retrospect, a very difficult and challenging environment for the high quality debt markets. The Federal Reserve Board (the "Fed"), in response to continuous economic growth and signs of potentially rising inflation, increased the Fed funds target rate on three occasions over the latter half of 1999. Interest rate levels in the U.S. Treasury market rose at a faster rate than the Fed funds increase, with short to intermediate maturities (i.e., 2-5 years) rising approximately 65-70 basis points and the 30-year treasury yield rising 49 basis points over the reporting period. As a result, price declines occurred in the majority of high quality fixed income securities.

In terms of relative performance within the various fixed income sectors, the reporting period demonstrated significant volatility. The third quarter of 1999 experienced underperformance for most "spread" product sectors-agencies, mortgages, corporates and emerging markets. This was due, in large part, to a supply/demand imbalance, with unusually large new issue supply over the summer months, along with a lack of investor demand. During the fourth quarter of 1999, new issue bond supply was far less as higher interest rates reduced mortgage security origination. In addition, corporate bond supply was less due to the large issuance over the summer months, as corporations sought to avoid the potential effect of Year 2000 concerns. In addition, continued economic growth abroad served as a solid fundamental condition, which created strong price appreciation in the emerging debt markets. Because of these factors, all the "spread" products significantly outperformed comparable maturity treasury securities during the fourth quarter.

Federated Strategic Income Fund II represents a diversified bond portfolio, with an asset allocation roughly equally divided among U.S. mortgage, high yield and emerging market securities. Given the relative outperformance of both mortgage and high yield securities relative to treasuries over the final three months of 1999, and the significant price appreciation of emerging market debt, the fund provided both high income and price appreciation late in 1999.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 1,517,441 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.

                                                  WITHHELD
                                                  AUTHORITY

                                    FOR           TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield, Jr.           240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(d) To approve amending the fund's funda-mental investment policy regarding investments in commodities.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(f) To approve amending the fund's fundamental investment policy regarding lending by the Fund.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.

FOR         AGAINST   ABSTENTIONS
1,500,015   0         0

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND II

"Graphic representation "H" omitted.  See Appendix."

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 1999
Start of Performance
(7/7/99)                      3.70%

The graph above illustrates the hypothetical investment of $10,000 in Federated Strategic Income Fund II (the "Fund") from July 7, 1999 (start of performance) to December 31, 1999 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI) 1 and the Lipper Multi-Sector Income Funds Average (LMSIFA).2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

2 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

Portfolio of Investments

DECEMBER 31, 1999

PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                U.S. CORPORATE BONDS-29.5%
                AEROSPACE & DEFENSE-0.3%
  $    50,000   Anteon Corp., Sr. Sub.
                Note, 12.00%, 5/15/2009          $     46,750
                AUTOMOTIVE-1.2%
       50,000   Aftermarket Technology
                Corp., Sr. Sub. Note,
                Series D, 12.00%, 8/1/2004             50,375
       50,000   American Axle &
                Manufacturing, Inc., Sr.
                Sub. Note, Company
                Guarantee,
                9.75%, 3/01/2009                       50,625
      100,000   Lear Corp., Sr. Note,
                8.11%, 5/15/2009                       94,813
                TOTAL                                 195,813
                BANKING-0.6%
      100,000   GS Escrow Corp., Sr. Note,
                7.125%, 8/01/2005                      90,769
                BROADCAST RADIO & TV-0.9%
      100,000   Chancellor Media Corp.,
                Sr. Sub. Note, Series B,
                8.125%, 12/15/2007                    100,625
       50,000   Sinclair Broadcast Group,
                Sr. Sub. Note, 8.75%,
                12/15/2007                             46,750
                TOTAL                                 147,375
                BUILDING & DEVELOPMENT-
                0.6%

       50,000   Building Materials Corp.,
                Sr. Note, 8.00%,
                10/15/2007                             45,375
       50,000   Formica Corp., Sr. Sub.
                Note, Series B, 10.875%,
                3/01/2009                              46,000
                TOTAL                                  91,375
                BUSINESS EQUIPMENT &
                SERVICES-0.8%
       50,000 1 Buhrmann US, Inc., Sr. Sub.
                Note, 12.25%, 11/01/2009               52,250
       50,000   Fisher Scientific
                International, Inc., Sr.
                Sub. Note, 9.00%,
                2/01/2008                              48,125
       50,000   U.S. Office Products Co.,
                Sr. Sub. Note, 9.75%,
                6/15/2008                              26,250
                TOTAL                                 126,625
                CABLE TELEVISION-3.1%
      100,000   CSC Holdings, Inc., Sr.
                Sub. Note, 9.875%,
                5/15/2006                             105,750
       50,000   Charter Communications,
                Inc., Sr. Disc. Note,
                0/9.92%, 4/01/2011                     29,563
      100,000   Echostar DBS Corp., Sr.
                Note, 9.375%, 2/01/2009               101,250
      150,000   NTL, Inc., Sr. Note,
                0/9.75%, 4/01/2008                    105,750
       50,000   Pegasus Communications
                Corp., Sr. Note, 9.75%,
                12/01/2006                             51,125
       75,000   RCN Corp., Sr. Disc. Note,
                0/11.00%, 7/01/2008                    49,313
      100,000   United International
                Holdings, Inc., Sr. Secd.
                Disc. Note, 0/10.75%,
                2/15/2008                              64,500
                TOTAL                                 507,251
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                U.S. CORPORATE BONDS-
                continued
                CHEMICALS & PLASTICS-2.1%
  $    50,000   General Chemical
                Industrial Products, Inc.,
                Sr. Sub. Note, 10.625%,
                5/01/2009                        $     49,750
       50,000 1 Huntsman ICI Chemicals,
                Inc., Sr. Sub. Note,
                10.125%, 7/01/2009                     51,500
       50,000   ISP Holdings, Inc., Sr.
                Note, Series B, 9.00%,
                10/15/2003                             49,375
      100,000 1 Lyondell Chemical Co., Sr.
                Secd. Note, Series A,
                9.625%, 5/01/2007                     103,000
       50,000   Polymer Group, Inc., Sr.
                Sub. Note, Series B, 8.75%,
                3/01/2008                              48,250
       50,000   Texas Petrochemicals
                Corp., Sr. Sub. Note,
                11.125%, 7/01/2006                     43,750
                TOTAL                                 345,625
                CLOTHING & TEXTILES-0.3%
       50,000   GFSI, Inc., Sr. Sub. Note,
                Series B, 9.625%, 3/1/2007             31,250
       50,000   Pillowtex Corp., Sr. Sub.
                Note, 10.00%, 11/15/2006               23,250
                TOTAL                                  54,500
                CONSUMER PRODUCTS-1.9%
       50,000   Chattem, Inc., Sr. Sub.
                Note, 8.875%, 4/01/2008                47,000
       50,000   NBTY, Inc., Sr. Sub. Note,
                Series B, 8.625%,
                9/15/2007                              46,750
       50,000   Playtex Family Products
                Corp., Sr. Sub. Note,
                9.00%, 12/15/2003                      49,875
       50,000   Revlon Consumer Products
                Corp., Sr. Sub. Note,
                8.625%, 2/01/2008                      25,750
       50,000   Sleepmaster LLC, Sr. Sub.
                Note, 11.00%, 5/15/2009                50,313
       50,000   True Temper Sports, Inc.,
                Sr. Sub. Note, Series B,
                10.875%, 12/01/2008                    48,000
       50,000   United Industries Corp.,
                Sr. Sub. Note, Series B,
                9.875%, 4/01/2009                      46,000
                TOTAL                                 313,688
                CONTAINER & GLASS
                PRODUCTS-0.9%
      100,000   Owens-Illinois, Inc., Sr.
                Note, 8.10%, 5/15/2007                 96,000
       50,000   Russell Stanley Holdings,
                Inc., Sr. Sub. Note,
                10.875%, 2/15/2009                     43,750
                TOTAL                                 139,750
                ECOLOGICAL SERVICES &
                EQUIPMENT-0.6%
       50,000   Allied Waste North
                America, Sr. Sub. Note,
                10.00%, 8/01/2009                      44,750
       50,000   Allied Waste North
                America, Company
                Guarantee, Sr. Note

                7.625%, 1/01/2006                      45,250
                TOTAL                                  90,000
                ELECTRONICS-0.9%
       50,000 1 Fairchild Semiconductor
                Corp., Sr. Sub. Note,
                10.375%, 10/01/2007                    51,250
       50,000 1 SCG Holding Corp., Sr.
                Note, 12.00%, 8/01/2009                53,375
       50,000   Telecommunications
                Techniques Co. LLC, Sr.
                Sub. Note, 9.75%,
                5/15/2008                              45,750
                TOTAL                                 150,375
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                U.S. CORPORATE BONDS-
                continued
                FOOD PRODUCTS-0.6%
  $    50,000   International Home Foods,
                Inc., Sr. Sub. Note,
                10.375%, 11/1/2006               $     52,125
       50,000   Triarc Consumer Products
                Group, Sr. Sub. Note,
                10.25%, 2/15/2009                      48,125
                TOTAL                                 100,250
                FOOD SERVICES-0.7%
       50,000   AmeriServe Food
                Distribution, Inc., Sr.
                Sub. Note, 10.125%,
                7/15/2007                              17,250
       50,000   Carrols Corp., Company
                Guarantee, 9.50%,
                12/01/2008                             45,750
       50,000   Domino's, Inc., Company
                Guarantee, Sr. Sub. Note,
                10.375%, 1/15/2009                     48,375
                TOTAL                                 111,375
                FOREST PRODUCTS-0.3%
       50,000   Packaging Corp. of
                America, Sr. Sub. Note,
                Series B, 9.625%,
                4/01/2009                              51,500
                HEALTH CARE-2.3%
       50,000   CONMED Corp., Sr. Sub.
                Note, 9.00%, 3/15/2008                 47,000
      100,000   Columbia HCA Healthcare
                Corp., Sr. Note, 6.91%,
                6/15/2005                              91,026
       50,000   Hanger Orthopedic Group,
                Inc., Sr. Sub. Note,
                11.25%, 6/15/2009                      51,626
       50,000   Kinetic Concepts, Inc.,
                Sr. Sub. Note, Company
                Guarantee, Series B,
                9.625%, 11/01/2007                     37,250
      100,000   Tenet Healthcare Corp.,
                Sr. Sub. Note, Series B,
                8.125%, 12/01/2008                     95,250
       50,000 1 Unilab Corp., Sr. Sub.
                Note, 12.75%, 10/01/2009               52,250
                TOTAL                                 374,402
                HOTELS, MOTELS, INNS &
                CASINOS-0.9%
       50,000   Florida Panthers Holdings,
                Inc., Series 2009, Company
                Guarantee, Sr. Sub. Note,
                9.875%, 4/15/2009                      48,750
      100,000   HMH Properties, Inc., Sr.
                Note, Series A, 7.875%,
                8/01/2005                              94,750
                TOTAL                                 143,500
                INDUSTRIAL PRODUCTS &
                EQUIPMENT-1.2%
       50,000 1 Blount, Inc., Sr. Sub.
                Note, 13.00%, 8/01/2009                53,000
       50,000   Johnstown America, Inc.,
                Sr. Sub. Note, 11.75%,
                8/15/2005                              51,125
       50,000   Neenah Foundry Co., Sr.
                Sub. Note, 11.125%,
                5/01/2007                              46,500
       50,000   WESCO Distribution, Inc.,
                Sr. Sub. Note, 9.125%,
                6/01/2008                              47,250
                TOTAL                                 197,875
                LEISURE & ENTERTAINMENT-
                0.7%
      100,000   Premier Parks, Inc., Sr.
                Disc. Note, 10.00%,
                4/01/2008                              69,500
       50,000   Regal Cinemas, Inc., Sr.
                Sub. Note, 9.50%,
                6/01/2008                              39,000
                TOTAL                                 108,500
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                U.S. CORPORATE BONDS-
                continued
                MACHINERY & EQUIPMENT-0.6%
  $    50,000   Fairchild Corp., Sr. Sub.
                Note, 10.75%, 4/15/2009          $     42,750
       50,000   United Rentals, Inc., Sr.
                Sub. Note, Company
                Guarantee, 9.25%,
                1/15/2009                              48,125
                TOTAL                                  90,875
                OIL & GAS-1.0%
       50,000   Forest Oil Corp., Sr. Sub.
                Note, 10.50%, 1/15/2006                51,375
       50,000   RBF Finance Co., Company
                Guarantee, Sr. Secd. Note,
                11.375%, 3/15/2009                     54,000
       50,000   Triton Energy Ltd, Sr.
                Note, 8.75%, 4/15/2002                 50,375
                TOTAL                                 155,750
                SERVICES-0.5%
       50,000   Crown Castle International
                Corp., Sr. Disc. Note,
                0/11.25%, 8/01/2011                    31,500
       50,000 1 URS Corp., Sr. Sub. Note,
                Series B, 12.25%,
                5/01/2009                              52,625
                TOTAL                                  84,125
                TELECOMMUNICATIONS &
                CELLULAR-5.9%
       50,000   Centennial Cellular Corp.,
                Sr. Sub. Note, 10.75%,
                12/15/2008                             53,875
      100,000   Intermedia Communications,
                Inc., Sr. Sub. Disc. Note,
                Series B, 0/12.25%,
                3/01/2009                              60,500
      100,000   Level 3 Communications,
                Inc., Sr. Note, 9.125%,
                5/01/2008                              95,125
       50,000   McLeod USA, Inc., Sr. Note,
                8.125%, 2/15/2009                      46,625
       50,000   Metromedia Fiber Network,,
                Sr. Note, 10.00%,
                12/15/2009                             51,250
       50,000 1 NEXTEL Communications,
                Inc., Sr. Note, 9.375%,
                11/15/2009                             49,375
      150,000   NEXTEL Communications, Sr.
                Disc. Note, 0/10.65%,
                9/15/2007                             114,000
      150,000   NEXTLINK Communications,
                Sr. Disc. Note, 0/12.25%,
                6/01/2009                              93,000
       50,000   PsiNet, Inc., Sr. Note,
                11.00%, 8/01/2009                      51,500
       50,000   Teligent, Inc., Sr. Note,
                11.50%, 12/1/2007                      49,250
       50,000   Triton PCS, Inc., Sr. Sub.
                Disc. Note, 0/11.00%,
                5/01/2008                              35,750
       50,000 1 Verio, Inc., Sr. Note,
                10.625%, 11/15/2009                    51,250
       50,000   Viatel, Inc., Sr. Note,
                11.50%, 3/15/2009                      51,000
       50,000 1 VoiceStream Wireless
                Corp., Sr. Note, 10.375%,
                11/15/2009                             51,750
       50,000   Williams Communications
                Group, Sr. Note, 10.875%,
                10/01/2009                             52,625
       50,000   WinStar Communications,
                Inc., Sr. Sub. Defd. Deb.,
                11.00%, 3/15/2008                      51,250
                TOTAL                                 958,125
                UTILITIES-0.6%
      100,000   CMS Energy Corp., Sr. Note,
                7.50%, 1/15/2009                       92,545
                TOTAL U.S. CORPORATE BONDS
                (IDENTIFIED COST
                $4,925,451)                         4,768,718
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                INTERNATIONAL BONDS-35.7%
                ARGENTINA-6.7%
                SOVEREIGN-6.7%
  $   320,000   Argentina, Government of,
                Brady Disc., Par Bond,
                6.00%, 3/31/2023                 $    210,800
      940,000   Argentina, Government of,
                8.375%, Series BGLO,
                12/20/2003                            871,403
                TOTAL                               1,082,203
                BELGIUM-0.3%
                TELECOMMUNICATION &
                CELLULAR-0.3%
       50,000   Hermes Europe Railtel
                B.V., Sr. Note, 10.375%,
                1/15/2009                              49,625
                BERMUDA-0.6%
                SURFACE TRANSPORTATION-
                0.3%

       50,000   Gearbulk Holding Ltd., Sr.
                Note, 11.25%, 12/1/2004                51,625
                TELECOMMUNICATION &
                CELLULAR-0.3%
       50,000 1 Global Crossing Holdings
                Ltd., Sr. Note, 9.50%,
                11/15/2009                             49,688
                TOTAL                                 101,313
                BRAZIL-6.2%
                SOVEREIGN-6.2%
      658,000   Brazil, Government of,
                Brady EI, Series EI-L,
                6.94%, 4/15/2006                      577,395
      490,000   Brazil, Government of,
                10.125%, 5/15/2027                    418,950
                TOTAL                                 996,345
                CANADA-1.0%
                TELECOMMUNICATION &
                CELLULAR-1.0%
      100,000   Call-Net Enterprises,
                Inc., Sr. Disc. Note,
                0/9.27%, 8/15/2007                     55,750
      100,000   Rogers Cantel, Inc., Sr.
                Sub. Note, 8.80%,
                10/1/2007                             101,500
                TOTAL                                 157,250
                KOREA-2.5%
                SOVEREIGN-2.5%
      380,000   Korea, Government of,
                8.875%, 4/15/2008                     400,854
                LUXEMBOURG-0.3%
                TELECOMMUNICATION &
                CELLULAR -0.3%
       50,000   Millicom International
                Cellular, Sr. Sub. Disc.
                Note, 0/13.50%, 6/1/2006               41,500
                MALAYSIA-1.3%
                SOVEREIGN-1.3%
      200,000   Malaysia, 8.75%, 6/01/2009            210,066
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                INTERNATIONAL BONDS-
                continued

                MEXICO-5.4%
                OIL & GAS-1.3%
  $   200,000   Petroleos Mexicanos,
                Company Guarantee, Sr.
                Note, 9.375%, 12/02/2008         $    205,500
                SOVEREIGN-4.1%
      850,000   Mexico, Government of,
                Brady Par, Series W-B,
                6.25%, 12/31/2019                     667,250
                TOTAL                                 872,750
                MOROCCO-3.8%
                SOVEREIGN-3.8%
      675,000   Morocco, FRN, 6.84%,
                1/1/2009                              610,875
                NETHERLANDS-0.2%
                CABLE TELEVISION-0.2%
       50,000 1 United Pan-Europe Comm,
                Sr. Disc. Note, 0/13.375%,
                11/01/2009                             28,250
                PERU-2.1%
                SOVEREIGN-2.1%
      500,000   Peru, Government of, Brady
                Bond, 4.50%, 3/07/2017                343,750
                PHILIPPINES-1.5%
                SOVEREIGN-1.5%
      250,000   Philippines, Government

                of, 8.875%, 4/15/2008                 242,848
                POLAND-1.3%
                SOVEREIGN-1.3%
      235,000   Poland, Government of,
                Brady PDI Bond, 6.00%,
                10/27/2014                            210,913
                RUSSIA-0.9%
                SOVEREIGN-0.9%
      160,000   Russia, Government of,
                Vnesheconombank IAN,
                6.91%, 12/15/2015                      26,000
      200,000   Russia, Government of,
                Series REGS, 11.00%,
                7/24/2018                             116,000
                TOTAL                                 142,000
                SWEDEN-0.2%
                SURFACE TRANSPORTATION-
                0.2%

       50,000   Stena AB, Sr. Note, 8.75%,
                6/15/2007                              41,250
                VENEZEUELA-1.4%
                SOVEREIGN-1.4%
      120,000   Venezuela, Government of,
                Bond, 9.25%, 9/15/2027                 79,342
      190,475   Venezuela, Government of,
                FRN Deb., 7.00%,
                12/18/2007                            152,380
                TOTAL                                 231,722
                TOTAL INTERNATIONAL BONDS
                (IDENTIFIED COST
                $5,526,439)                         5,763,514
PRINCIPAL                                            VALUE IN
AMOUNT                                           U.S. DOLLARS
                U.S. GOVERNMENT AGENCIES-
                31.7%

                LONG-TERM GOVERNMENT
                OBLIGATIONS-31.7%
  $   996,434   Federal National Mortgage
                Association, 6.50%,
                5/1/2013                         $    967,786
    1,579,944   Federal National Mortgage
                Association, 6.50%,
                4/1/2029                            1,489,586
      955,981   Federal National Mortgage
                Association, 7.00%,
                6/1/2029                              924,615
      246,556   Federal National Mortgage
                Association, 7.50%,
                10/1/2029                             243,859
      841,728   Government National
                Mortgage Association,
                7.50%, 2/15/2028                      833,049
      220,300   Government National
                Mortgage Association,
                8.00%, 8/15/2029                      222,503
      436,278   Government National
                Mortgage Association,
                8.00%, 12/15/2023                     442,822
                TOTAL U.S. GOVERNMENT
                AGENCIES (IDENTIFIED COST
                $5,220,699)                         5,124,220
                REPURCHASE AGREEMENT-1.8%
                2

      295,000   Bank of America, 3.15%,
                dated 12/31/1999, due
                1/3/2000 (at amortized
                cost)                                 295,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $15,967,589) 3                   $ 15,951,452

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 1999, these securities amounted to $699,563 which represents 4.3% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $15,967,589. The net unrealized depreciation of investments on a federal tax basis amounts to ($16,137) which is comprised of $309,963 appreciation and $326,100 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($16,159,323) at December 31, 1999.

The following acronyms are used throughout this portfolio:

FRN -Floating Rate Note
LLC -Limited Liability Corporation
PCs -Participation Certificates

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$15,967,589)                                $ 15,951,452
Cash                                               1,608
Income receivable                                225,665
Receivable for shares sold                           459
TOTAL ASSETS                                  16,179,184
LIABILITIES:
Accrued expenses               $ 19,861
TOTAL LIABILITIES                                 19,861
Net assets for 1,558,037
shares outstanding                          $ 16,159,323
NET ASSETS CONSIST OF:
Paid in capital                             $ 15,585,711
Net unrealized
depreciation of
investments                                      (16,137)
Accumulated net realized
gain on investments                                3,089
Undistributed net
investment income                                586,660
TOTAL NET ASSETS                            $ 16,159,323
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$16,159,323 / 1,558,037
shares outstanding                                $10.37

See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED DECEMBER 31, 1999 1

INVESTMENT INCOME:
Interest                                                        $ 649,770
EXPENSES:
Investment adviser fee                         $   63,114
Administrative personnel
and services fee                                   60,617
Custodian fees                                      3,421
Transfer and dividend
disbursing agent fees and
expenses                                            8,313
Auditing fees                                      12,002
Legal fees                                          3,964
Portfolio accounting fees                          21,981
Share registration costs                            4,250
Printing and postage                                8,468
Insurance premiums                                  1,183
Miscellaneous                                       4,268
TOTAL EXPENSES                                    191,581
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment
adviser fee                    $  (63,114)
Reimbursement of other
operating expenses                (65,031)
TOTAL WAIVERS AND
REIMBURSEMENTS                                   (128,145)
Net expenses                                                       63,436
Net investment income                                             586,334
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments                                                         3,415
Net change in unrealized
depreciation of
investments                                                       (16,137)
Net realized and
unrealized gain (loss) on
investments                                                       (12,722)
Change in net assets
resulting from operations                                       $ 573,612

1 Reflects operations for the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

PERIOD ENDED DECEMBER 31                1999 1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income           $    586,334
Net realized gain on
investments ($3,560, as
computed for federal tax
purposes)                              3,415
Net change in unrealized
depreciation                         (16,137)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            573,612
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            15,587,172
Cost of shares redeemed               (1,461)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      15,585,711
Change in net assets              16,159,323
NET ASSETS:
Beginning of period                        -
End of period (including
undistributed net
investment income of
$586,334)                       $ 16,159,323

1 For the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

PERIOD ENDED DECEMBER 31                              1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.38
Net realized and unrealized loss on investments      (0.01)
TOTAL FROM INVESTMENT OPERATIONS                      0.37
NET ASSET VALUE, END OF PERIOD                      $10.37
TOTAL RETURN 2                                        3.70%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                              0.85% 3
Net investment income                                 7.89% 3
Expense waiver/reimbursement 4                        1.73% 3
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $16,159
Portfolio turnover                                       4%

1 For the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Strategic Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund's investment objective is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to market discount. The following reclassifications have been made to the financial statements.

               INCREASE (DECREASE)
                                       UNDISTRIBUTED
                                      NET INVESTMENT
                                             INCOME/
                                         ACCUMULATED
                                       DISTRIBUTIONS

                    ACCUMULATED     IN EXCESS OF NET
                   NET REALIZED           INVESTMENT
PAID-IN CAPITAL     GAIN (LOSS)               INCOME
$0                       $(326)                 $326

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

PERIOD ENDED DECEMBER 31           1999 1
Shares sold                   1,558,185
Shares issued to
shareholders in payment of
distributions declared                -
Shares redeemed                    (148)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS            1,558,037

1 Reflects operations for the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and the Federated Global Investment Management Corp., Federated Global Investment Management Corp. receives an allocable portion of the Fund's adviser fee. Such allocation is based on the amount of foreign securities which Federated Global Investment Corp., manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Fund shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. For the period ended December 31, 1999, the Fund shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1999, were as follows:

Purchases   $   16,445,100
Sales       $      578,443

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund II (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, and the related statement of operations for the period from July 7, 1999 to December 31, 1999, and the statement of changes in net assets for the period ended December 31, 1999, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 11, 2000

Trustees 1

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE
Chairman

J. CHRISTOPHER DONAHUE
President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

Federated Strategic Income Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

ANNUAL REPORT

DECEMBER 31, 1999

[Graphic]
Federated
Federated Strategic Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313916868

G00433-10 (2/00)

[Graphic]


ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month reporting period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's utility holdings and financial statements.

The fund is an attractive way to help your money earn dividend income, with some opportunities for growth, from an investment sector that supplies critical services to society. At the end of the reporting period, the fund's common and preferred stock holdings were spread across a range of utility sectors. 1

It was a difficult year for the conventional utilities sector--particularly electric utilities, which experienced their worst year on record due to rising interest rates, weak earnings, and questionable merger and acquisition decisions. In contrast, the telecommunications sector was a strong performer, as was the foreign utilities sector. For the 12-month reporting period ended December 31, 1999, the fund produced a 1.69% total return. 2 The total return was impacted by a decline in net asset value that was tempered by $0.37 per share in income. In addition, the fund paid $0.74 per share in capital gains. On December 31, 1999, net assets totaled $187.7 million.

Thank you for choosing Federated Utility Fund II as a diversified, professionally managed way to participate in the income and growth opportunities of companies that deliver essential utility services.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 2000

1 Utility sectors are interest rate sensitive and a rise in interest rates can cause their value to fall.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

Utilities turned in mixed results in the fourth quarter of 1999, as telecom stocks rose sharply and electric and gas stocks generally fell sharply. The Standard & Poor's (S&P) Communications Index returned 10.2%, and the S&P Utility Index returned (5.4%). 1 The fund returned 3.3%.2

The telecom sector also had the best return over the full year with 19.7%. Sprint returned 61.0% as it agreed to merge with MCI Worldcom, while SBC Communications returned (7.5%) due to an earnings slowdown.

It was a difficult year for conventional utilities, as the S&P Utility Index returned (8.8%). The electric sector had its worst year on record, with a return of (19.3%) by the S&P Electric Index. 1 Electric stocks were hurt by rising interest rates, weak earnings, and questionable merger and acquisition decisions. Among electric companies, Edison International's strong earnings results led to a comparatively good (3.1%) return for the year, while FPL Group, Inc., parent of Florida Power, returned (27.7%) due to a regulatory rate cut and strategic uncertainty.

Natural gas stocks had mixed results. The S&P Natural Gas Index 1 returned 19.1% for the year, but it was inflated by Enron, which comprises 38% of the index. Enron returned 56% for the year. In contrast, gas utilities were generally weak. Nicor, for example, returned (19.7%).

Foreign telecoms were generally the best performers in the world. KPN of the Netherlands returned 116% in the fourth quarter alone, and Nippon Telephone and & Telegraph of Japan returned 132% for the full year.

As we look to the year ahead, the telecom sector's prospects remain favorable to us, as demand for new applications continues to rise, while unit costs fall due to deregulation and technological advances. The electric sector has become historically undervalued and is simply in need of a catalyst for better performance. This could come from falling interest rates or from strategic buyers, such as Warren Buffett's takeover of MidAmerican Energy. Natural gas stocks seem to have excellent prospects, despite generally warm winter weather. Supply and demand conditions are tight, and a sharp increase in construction of gas-fired power plants to meet summer electricity demands will likely make the market even tighter. Furthermore, gas companies continue to be acquired at average takeover premiums of more than 30%.

We are emphasizing companies that have strong cash flow and the management skill and financial incentives to deploy that cash into attractive returns for shareholders. By sector, we continue to favor the telecom and natural gas sectors over electric utilities. Telecommunications services stocks comprise 55% of the fund, natural gas companies 26%, and electric companies 13% of the fund's portfolio. This reflects a major strategy change throughout the past year, as we significantly increased our telecommunications holdings to benefit from the strong demand for telecom services.

1 The S&P Communications Index is an index that holds 25 of the largest telecommunications stocks, including the regional bells, long distance companies and cellular concerns. The S&P Utility Index is an index of common stocks from 40 different utilities. The S&P Electric Index and the S&P Natural Gas Index are market cap-weighted indexes of common stocks in natural gas and utilities. These indexes are unmanaged, and investments cannot be made in an index.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 12,927,981 total outstanding shares. The following items were considered by shareholders of the fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1--all portfolios of Federated Insurance Series voting together.




                                                 WITHHELD
                                                 AUTHORITY

                                   FOR           TO VOTE
Thomas G. Bigley                   240,211,548   7,152,692
Nicholas P. Constantakis           239,928,312   7,435,928
John F. Cunningham                 240,226,307   7,137,933
Charles F. Mansfield, Jr.          240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D   240,016,672   7,347,569
John S. Walsh                      240,224,615   7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To approve amending the fund's fundamental investment policy regarding diversification.




FOR          AGAINST   ABSTENTIONS
11,562,379   473,315   733,919


(b) To approve amending the fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR          AGAINST   ABSTENTIONS
11,555,063   480,631   733,919


(c) To approve amending the fund's fundamental investment policy regarding investments in real estate.




FOR          AGAINST   ABSTENTIONS
11,567,164   468,531   733,919


(d) To approve amending the fund's fundamental investment policy regarding investments in commodities.




FOR          AGAINST   ABSTENTIONS
11,536,007   499,687   733,919


(e) To approve amending the fund's fundamental investment policy regarding underwriting securities.




FOR          AGAINST   ABSTENTIONS
11,568,898   466,796   733,919


(f) To approve amending the fund's fundamental investment policy regarding lending by the fund.




FOR          AGAINST   ABSTENTIONS
11,535,039   500,656   733,919


(g) To approve amending the fund's fundamental investment policy regarding concentration of the fund's investments in the securities of companies in the same industry.




FOR          AGAINST   ABSTENTIONS
11,562,779   472,915   733,919


(h) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.




FOR          AGAINST   ABSTENTIONS
11,526,992   508,703   733,919


(i) To approve amending, and making non-fundamental, the fund's fundamental investment policy regarding pledging assets.




FOR          AGAINST   ABSTENTIONS
11,549,557   486,137   733,919


AGENDA ITEM 3

To approve eliminating the fund's fundamental investment policy regarding selling securities short.




FOR          AGAINST   ABSTENTIONS
11,286,396   678,524   804,693


GROWTH OF $10,000 INVESTED IN FEDERATED UTILITY FUND II

"Graphic representation "I" omitted.  See Appendix."





AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 1999
1 Year                   1.69%
5 Years                 15.25%
Start of Performance
(2/10/94)               12.15%


The graph above illustrates the hypothetical investment of $10,000 2 in Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1999, compared to the Standard & Poor's Communications Services Index (SPCSX)3 and the Standard and Poor's Utility Index
(SPUX).3

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The SPCSX began its performance on July 1, 1996. The index has been assigned a beginning value of $12,545, the value of the Fund on July 1, 1996.

2 The Fund's performance assumes the reinvestment of all dividends and distributions. The SPCSX and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indices.

3 The SPCSX and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

DECEMBER 31, 1999




SHARES                                                     VALUE
                   COMMON STOCKS--70.3%
                   CAPITAL GOODS--0.9%
        6,700      Mannesmann AG, ADR              $   1,608,349
                   COMMUNICATION SERVICES--
                   38.1%

      161,250      AT&T Corp.                          8,183,437
          900    1 Adelphia Business
                   Solutions, Inc.                        43,200
       83,700      Alltel Corp.                        6,920,944
       30,300      Bell Atlantic Corp.                 1,865,344
      185,300      BellSouth Corp.                     8,674,356
       63,900      CenturyTel, Inc.                    3,027,262
      121,100      GTE Corp.                           8,545,119
        2,444    1 Intermedia Communications,
                   Inc.                                   94,858
      110,700    1 MCI Worldcom, Inc.                  5,874,019
          313    1 McLeodUSA, Inc., Class A               18,428
       14,500      Nippon Telegraph &
                   Telephone Corp., ADR                1,248,812
      165,293      SBC Communications, Inc.            8,058,034
      130,300      Sprint Corp.                        8,770,819
        5,000      Telephone and Data System,
                   Inc.                                  630,000
      120,500      U.S. West, Inc.                     8,676,000
       15,800    1 Viatel, Inc.                          847,275
          584    1 WinStar Communications,
                   Inc.                                   43,979
                   TOTAL                              71,521,886
                   ENERGY--1.6%

       45,500      Burlington Resources, Inc.          1,504,344
       49,200      Pennzoil-Quaker State Co.             501,225
       38,500      USX - Marathon Group                  950,469
                   TOTAL                               2,956,038
                   TECHNOLOGY--0.8%
        4,500      Motorola, Inc.                        662,625
       14,500    1 Tellabs, Inc.                         930,719
                   TOTAL                               1,593,344
SHARES                                                     VALUE
                   COMMON STOCKS--continued

                   UTILITIES--28.9%

       44,500      Columbia Energy Group          $    2,814,625
       50,800      Duke Energy Corp.                   2,546,350
       81,600      Edison International                2,136,900
      228,700      El Paso Energy Corp.                8,876,419
      111,100      Enron Corp.                         4,930,062
       47,100      FPL Group, Inc.                     2,016,469
      235,200      KeySpan Corp.                       5,453,700
       85,300      NICOR, Inc.                         2,772,250
       54,494      NSTAR                               2,207,007
       44,700      National Fuel Gas Co.               2,078,550
       41,400      New Jersey Resources Corp.          1,617,187
      120,200      NiSource, Inc.                      2,148,575
       17,700      ONEOK, Inc.                           444,712
       85,000      P G & E Corp.                       1,742,500
       37,700      Peoples Energy Corp.                1,262,950
       62,100      Puget Sound Energy, Inc.            1,203,187
       77,600      RGS Energy Group, Inc.              1,595,650
       77,000      SCANA Corp.                         2,069,375
       63,500      Texas Utilities Co.                 2,258,219
      133,900      Williams Cos., Inc. (The)           4,092,319
                   TOTAL                              54,267,006
                   TOTAL COMMON STOCKS
                   (IDENTIFIED COST
                   $118,649,236)                     131,946,623
                   PREFERRED STOCKS--21.9%
                   COMMUNICATION SERVICES--
                   10.3%
       20,500      BroadWing, Inc.,
                   Cumulative Conv. Pfd.,
                   Series B, $3.38                     1,214,625
       34,200      Cox Communications, Inc.,
                   PRIDES, $1.71                       3,325,950
        4,000 2, 3 Global Crossing Ltd.,
                   Conv. Pfd.                            500,352
        4,000 2, 3 Global Crossing Ltd.,
                   Conv. Pfd., $4.38                   1,127,000
       71,500      Global TeleSystems Group,
                   Inc., Conv. Pfd., $0.91             4,075,500
       25,800      Intermedia Communications,
                   Inc., Cumulative Conv.
                   Pfd., Series E, $1.75                 877,200
       39,700      Intermedia Communications,
                   Inc., Cumulative Conv.
                   Pfd., Series F, $1.75               1,066,938
        3,000      McLeodUSA, Inc., Conv.
                   Pfd., $4.22                         1,545,000
       71,000      MediaOne Group, Inc.,
                   DECS, $0.76                         3,408,000
        4,500      NEXTLINK Communications,
                   Inc., Conv. Pfd., $0.81               863,438
        1,000 2, 3 WinStar Communications,
                   Inc., Conv. Pfd., $1.81             1,356,250
                   TOTAL                              19,360,253
SHARES OR

PRINCIPAL

AMOUNT                                                     VALUE
                   PREFERRED STOCKS--continued

                   CONSUMER STAPLES--0.7%
       18,300      Cox Communications, Inc.,
                   PRIDES, $0.88                  $    1,244,400
                   ENERGY--3.0%
       68,000      Apache Corp., Conv. Pfd.,
                   $0.50                               2,414,000
        8,500 2, 3 Calpine Corp., Conv. Pfd.,
                   $2.88                                 557,813
       77,600      Kerr-McGee Corp., DECS,
                   $0.46                               2,560,800
                   TOTAL                               5,532,613
                   TECHNOLOGY--1.0%
       22,000      Metromedia Fiber Network,
                   Inc., DECS, $0.62                   1,023,000
       16,000      PsiNet, Inc., Conv. Pfd.,
                   $0.84                                 934,000
                   TOTAL                               1,957,000
                   UTILITIES--6.9%
       92,600      CMS Energy Corp., Conv.
                   Pfd., $0.91                         3,136,825
      162,100      Coastal Corp., PRIDES,
                   $0.41                               3,778,956
      137,500      Enron Corp., Note, $1.56            2,578,125
       55,500      K N Energy, Inc., Conv.
                   Pfd., $3.55                         1,803,750
       73,000    2 Utilicorp United, Inc.,
                   Conv. Pfd., $0.61                   1,651,625
                   TOTAL                              12,949,281
                   TOTAL PREFERRED STOCKS
                   (IDENTIFIED COST
                   $39,440,910)                       41,043,547
                   CORPORATE BONDS--4.7%
                   COMMUNICATION SERVICES--
                   3.6%

 $    850,000 2, 3 ITC DeltaCom, Inc., Conv.
                   Bond, 4.50%, 5/15/2006              1,020,000
    2,000,000 2, 3 Liberty Media Group, Conv.
                   Bond, 4.00%, 11/15/2029             2,512,240
      630,000      NEXTEL Communications,
                   Inc., Conv. Bond, 4.75%,
                   7/1/2007                            1,429,312
    1,700,000 2, 3 NTL, Inc., Conv. Bond,
                   5.75%, 12/15/2009                   1,877,514
                   TOTAL                               6,839,066
PRINCIPAL

AMOUNT                                                     VALUE
                   CORPORATE BONDS--continued

                   TECHNOLOGY--1.1%
 $    300,000      Comverse Technology, Inc.,
                   Conv. Bond, 4.50%,
                   7/1/2005                       $    1,022,778
      700,000 2, 3 Level 3 Communications,
                   Inc., Conv. Bond, 6.00%,
                   9/15/2009                           1,023,953
                   TOTAL                               2,046,731
                   TOTAL CORPORATE BONDS
                   (IDENTIFIED COST
                   $7,861,457)                         8,885,797
                   REPURCHASE AGREEMENTS--3.2%
                   4

    5,905,000      Bank of America, 3.15%,
                   dated 12/31/1999, due
                   1/3/2000 (at amortized
                   cost)                               5,905,000
                   TOTAL INVESTMENTS
                   (IDENTIFIED COST
                   $171,856,603) 5                 $ 187,780,967


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 1999, these securities amounted to $11,626,747 which represents 6.2% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $9,975,122 which represents 5.3% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $172,364,781. The net unrealized appreciation of investments on a federal tax basis amounts to $15,416,186 which is comprised of $22,577,241 appreciation and $7,161,055 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($187,666,249) at December 31, 1999.

The following acronyms are used throughout this portfolio:

ADR--American Depositary
Receipt
DECS--Dividend Enhanced
Convertible Stock
PRIDES--Preferred Redeemable
Increased Dividend Equity
Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$171,856,603 and tax
cost $172,364,781)                              $ 187,780,967
Cash                                                    4,531
Income receivable                                     587,581
Receivable for investments
sold                                                2,989,509
Receivable for shares sold                            227,939
TOTAL ASSETS                                      191,590,527
LIABILITIES:
Payable for investments
purchased                       $ 3,674,171
Payable for shares
redeemed                            218,797
Accrued expenses                     31,310
TOTAL LIABILITIES                                   3,924,278
Net assets for 13,078,413
shares outstanding                              $ 187,666,249
NET ASSETS CONSIST OF:
Paid-in capital                                 $ 162,957,861
Net unrealized
appreciation of
investments                                        15,924,364
Accumulated net realized
gain on investments and
foreign currency
transactions                                        3,201,407
Undistributed net
investment income                                   5,582,617
TOTAL NET ASSETS                                $ 187,666,249
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$187,666,249 / 13,078,413
shares outstanding                                     $14.35


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $19,324)                            $   6,757,033
Interest                                                    493,441
TOTAL INCOME                                              7,250,474
EXPENSES:
Investment adviser fee                $ 1,312,874
Administrative personnel
and services fee                          132,133
Custodian fees                             18,866
Transfer and dividend
disbursing agent fees and
expenses                                   41,758
Directors'/Trustees' fees                   2,713
Auditing fees                              12,651
Legal fees                                 20,316
Portfolio accounting fees                  53,857
Share registration costs                    7,397
Printing and postage                       43,512
Insurance premiums                          1,498
Taxes                                          23
Miscellaneous                               4,516
TOTAL EXPENSES                          1,652,114
Fees paid indirectly from
directed broker
arrangements                             (26,193)
Net expenses                                              1,625,921
Net investment income                                     5,624,553
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                     3,446,603
Net change in unrealized
appreciation of
investments and
transactions of assets and
liabilities in foreign
currency                                                 (6,031,451)
Net realized and
unrealized loss on
investments and
foreign currency transacti
ons                                                      (2,584,848)
Change in net assets
resulting from operations                             $   3,039,705


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED DECEMBER 31          1999                  1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income            $ 5,624,553          $ 4,025,310
Net realized gain on
investments and foreign
currency transactions
($3,713,913 and
$7,999,119, respectively,
as computed for federal tax
purposes)                           3,446,603           7,834,265
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                           (6,031,451)          5,882,380
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           3,039,705          17,741,955
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net

investment income                  (4,089,640)         (1,023,584)
Distributions from net
realized gains on
investments and foreign
currency transactions              (8,002,480)         (6,251,285)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                    (12,092,120)        (7,274,869)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              62,849,877         71,820,125
Net asset value of shares
issued to shareholders in
payment of
distributions declared              12,092,114          7,274,865
Cost of shares redeemed            (40,261,149)       (31,986,413)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        34,680,842         47,108,577
Change in net assets                25,628,427         57,575,663
NET ASSETS:
Beginning of period                162,037,822        104,462,159
End of period (including
undistributed net
investment income of
$5,582,617 and $4,040,359,
respectively)                    $ 187,666,249      $ 162,037,822


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED DECEMBER 31        1999         1998         1997         1996        1995
NET ASSET VALUE, BEGINNING
OF PERIOD                      $15.27       $14.29       $11.81       $11.03      $9.29
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.42         0.37         0.40         0.42       0.45
Net realized and
unrealized gain (loss) on
investments and foreign
currency                        (0.23)        1.55         2.62         0.82       1.74
TOTAL FROM INVESTMENT
OPERATIONS                       0.19         1.92         3.02         1.24       2.19
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.37)       (0.13)       (0.28)       (0.41)     (0.45)
Distributions from net
realized gain on
investments and foreign
currency transactions           (0.74)       (0.81)       (0.26)       (0.05)        --
TOTAL DISTRIBUTIONS             (1.11)       (0.94)       (0.54)       (0.46)     (0.45)
NET ASSET VALUE, END OF
PERIOD                         $14.35       $15.27       $14.29       $11.81     $11.03
TOTAL RETURN 1                   1.69%       13.95%       26.63%       11.56%     24.18%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         0.94%        0.93%        0.85%        0.85%      0.85%
Net investment income            3.20%        3.20%        3.41%        3.92%      4.62%
Expense
waiver/reimbursement 2             --         0.07%        0.27%        0.51%      2.24%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $187,666     $162,038     $104,462      $63,558    $29,679
Portfolio turnover                119%          84%          95%          63%        62%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications were made to the financial statements.




     INCREASE (DECREASE)
ACCUMULATED      UNDISTRIBUTED
NET REALIZED     NET INVESTMENT
GAINS (LOSSES)   INCOME
$(7,345)          $7,345


Net investment income, net realized gains (losses), and net assets were not affected by these classifications.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At December 31, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on the restricted security held at December 31, 1999 is as follows:




                                     ACQUISITION    ACQUISITION
SECURITY                             DATE           COST
Utilicorp United, Inc., Conv. Pfd.   9/23/99        $1,825,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED DECEMBER 31        1999           1998
Shares sold                    4,384,563      5,060,316
Shares issued to
shareholders in payment of
distributions declared           895,049        513,037
Shares redeemed               (2,814,347)    (2,272,128)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             2,465,265      3,301,225


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

EXPENSE REDUCTION

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $26,193 under these arrangements.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 1999, were as follows:



Purchases     $ 228,157,398
Sales         $ 197,296,830


RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 1999, the diversification of non-U.S. countries was as follows:




          PERCENTAGE OF
COUNTRY   NET ASSETS
Germany   0.9%
Japan     0.7%


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Utility Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated Utility Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated

 Federated Utility Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/00)

 [Graphic]



A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. Federated American Leaders Fund II (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, and the Lipper Growth and Income Funds Average ("LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 2/10/94 to 12/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the S&P 500 and the LGIFA. The ending values were $26,803, $35,291, and $25,375, respectively.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Equity Income Fund II is represented by a solid line. The Standard & Poor's 500 Index is represented by a dotted line and the Lipper Equity Income Fund Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Equity Income Fund II and the Standard & Poor's 500 Index and the Lipper Equity Income Fund Index. The "x" axis reflects computation periods from January 30, 1997 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Equity Income Fund II, as compared to the Standard & Poor's 500 Index and the Lipper Equity Income Fund Index; the ending values were $116,308; $19,153; and $14,808, respectively.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Growth Strategies Fund II is represented by a solid line. The Standard & Poor's 500 Index is represented by a dotted line and the Lipper Growth Fund Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Growth Strategies Fund II and the Standard & Poor's 500 Index and the Lipper Growth Fund Index. The "x" axis reflects computation periods from November 9, 1995 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Growth Strategies Fund II, as compared to the Standard & Poor's 500 Index and the Lipper Growth Fund Index; the ending values were $32,937; $26,665; and $24,904, respectively.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated High Income Bond Fund II is represented by a solid line. The Lehman Brothers Single B Rated Index is represented by a dotted line and the Lipper High Current Yield Fund Average is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated High Income Bond Fund II and the Lehman Brothers Single B Rated Index and the Lipper High Current Yield Fund Average. The "x" axis reflects computation periods from March 1, 1994 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated High Income Bond Fund II, as compared to the Lehman Brothers Single B Rated Index and the Lipper High Current Yield Fund Average; the ending values were $15,864; $15,242; and $14,672, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. Federated International Equity Fund II (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index ("EAFE") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the EAFE. The "x" axis reflects computation periods from 5/8/95 (start of performance) to 12/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the EAFE. The ending values were $28,651 and $17,302, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Quality Bond Fund II (the "Fund") is represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a dotted line, the Lehamn Brothers Government/Corporate Bond Index (the "LBGCBI") is represented by a broken line and the Lehman Brothers Corporate Bond Index/Lehman Brothers Government/Corporate Bond Index (the "LBCBI/LBGCBI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the RUS2 and the S&P
600. The "x" axis reflects computation periods from April 28, 1999 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the RUS2 and the S&P 600; the ending values were $9,800; $9,875; $9,904 and $9,890, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Small Cap Strategies Fund II (the "Fund") is represented by a solid line. The Russell 2000 Small Stock Index (the "RUS2") is represented by a dotted line and the Standard & Poor's 600 Small Cap Index (the "S&P 600") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the RUS2 and the S&P 600. The "x" axis reflects computation periods from May 28, 1999 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the RUS2 and the S&P 600; the ending values were $13,910; $11,597; and $11,313, respectively.

H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Strategic Income Fund II (the "Fund") is represented by a solid line. The Lehman Brothers Government/Corporate Bond Index (the "LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average (the "LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from July 7, 1999 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the LBG/CBI and the LMSIFA; the ending values were $10,370; $10,028; and $10,171, respectively.

I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Utility Fund II is represented by a solid line. The Standard & Poor's Communications Services Index is represented by a dotted line and the Standard & Poor's Utility Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Utility Fund II and the Standard & Poor's Communications Index and the Standard & Poor's Utility Index. The "x" axis reflects computation periods from February 10, 1994 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Utility Fund II, as compared to the Standard & Poor's Communications Services Index and the Standard & Poor's Utility Index; the ending values were $19,647; $32,811; and $18,178, respectively.